UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – September 30, 2018

Item 1: Reports to Shareholders

Annual Report | September 30, 2018

Vanguard U.S. Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	5
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard U.S. Value Fund returned more than 10% for the 12 months ended September 30, 2018, a bit ahead of both its benchmark index and the average return of its peer group.

• The broad U.S. stock market returned more than 17% as corporate earnings remained strong and the U.S. economy continued to show signs of growth. Stocks endured a stretch of volatility in the first quarter of 2018 before rebounding.

• Growth stocks outperformed their value brethren, and large- and small-capitalization stocks generally surpassed mid-caps.

• Your fund’s stock selection model generated broad-based performance. The model focuses on five signals that rank a universe of stocks. Four of those signals—valuation, growth, sentiment, and management decisions—contributed to relative performance.

• Energy, health care, and information technology stocks contributed most to relative returns, while consumer staples, telecommunication services, and real estate stocks detracted most.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard U.S. Value Fund	10.22%
Russell 3000 Value Index	9.46
Multi-Cap Value Funds Average	9.60
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
U.S. Value Fund	10.09%
Russell 3000 Value Index	9.76
Multi-Cap Value Funds Average	9.49
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.23%	1.06%

The fund expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the fund’s expense ratio was 0.22%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Value Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley

President and Chief Executive Officer

October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

4

Advisor’s Report

For the 12 months ended September 30, 2018, Vanguard U.S. Value Fund returned more than 10%, ahead of its benchmark index, the Russell 3000 Value Index, which returned over 9%. It also slightly outperformed the average return of its peer group.

Investment environment

United States gross domestic product (GDP) grew at annual rate of 4.2% in the second quarter of 2018, powered by a rebound in consumer spending, exports, and business investment. The unemployment rate declined to 3.7% in September, and total nonfarm payroll employment increased by 134,000. Job gains occurred in professional and business services, in health care, and in transportation and warehousing.

In its September meeting, the Federal Reserve increased interest rates by 25 basis points to a target range of 2.00% to 2.25%. Along with the rate increase, the Fed projected one more hike before the end of the year and three in 2019. In June, the European Central Bank (ECB) announced plans to end bond purchases at the end of the year and keep interest rates at record low levels at least through the summer of 2019. The ECB also confirmed it will halve bond purchases to 15 billion euros ($17.4 billion) per month in the fourth quarter.

Over the period, the broad U.S. equity market, as measured by the Russell 3000 Index, returned more than 17%. U.S. stock market performance was broad-based; most market sectors advanced, led by information technology, consumer discretionary, and health care. Growth stocks outperformed their value counterparts, small- and large-capitalization stocks outpaced small-caps, and U.S. stocks outpaced their international brethren. Developed Pacific markets surpassed emerging markets and developed European markets.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by the macroeconomic factors we’ve described, our strategy focuses on company-specific fundamentals—not technical analysis. Our stock selection model evaluates companies within our investment universe to identify those with attractive characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that focuses on a combination of five key themes: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital by management—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

The interaction of these themes generates an opinion on all the stocks in our universe each day. Using the results of our model, we then construct our portfolio with the

5

goal of maximizing expected return, while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Our successes and failures

The fund’s outperformance was driven by our sentiment and growth signals. The valuation and management decisions signals contributed to a lesser degree, while our quality signal detracted significantly.

Results exceeded or equaled the benchmark in almost all sectors. The top relative performer was energy, followed by health care and information technology. Consumer staples, telecommunication services, and real estate were the weakest relative performers.

The portfolio benefited from Advanced Micro Devices in information technology, Denbury Resources and W&T Offshore in energy, and WellCare Health Plans in health care, as well as an underweighted allocation to General Electric in industrials. The greatest shortfalls came from PG&E in utilities, Sanderson Farms in consumer staples, and Unum Group in financials, along with underweighted allocations to Cisco Systems and Intel in information technology.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,

Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

October 18, 2018

6

U.S. Value Fund

Fund Profile
As of September 30, 2018

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	255	2,113	3,825
Median Market Cap	$34.2B	$58.1B	$73.9B
Price/Earnings Ratio	15.3x	16.3x	21.0x
Price/Book Ratio	2.2x	2.0x	3.1x
Return on Equity	11.3%	11.6%	14.9%
Earnings Growth Rate	4.7%	5.7%	8.5%
Dividend Yield	2.1%	2.3%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	75%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.23%	—	—
30-Day SEC Yield	1.87%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	8.3%
Consumer Staples	6.7
Energy	10.7
Financials	23.1
Health Care	14.8
Industrials	8.5
Information Technology	10.1
Materials	3.7
Real Estate	5.2
Telecommunication Services	3.3
Utilities	5.6

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.84
Beta	1.07	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
JPMorgan Chase & Co.	Diversified Banks	3.1%
Pfizer Inc.	Pharmaceuticals	2.2
Chevron Corp.	Integrated Oil & Gas	2.2
Berkshire Hathaway Inc. Multi-Sector Holdings		2.0
Exxon Mobil Corp.	Integrated Oil & Gas	1.9
Johnson & Johnson	Pharmaceuticals	1.8
AT&T Inc.	Integrated
	Telecommunication
	Services	1.8
Bank of America Corp.	Diversified Banks	1.7
Merck & Co. Inc.	Pharmaceuticals	1.5
Intel Corp.	Semiconductors	1.5
Top Ten		19.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratio was 0.22%.

7

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Value Fund*	10.22%	11.33%	10.09%	$26,154
Russell 3000 Value Index	9.46	10.65	9.76	25,383
Multi-Cap Value Funds Average	9.60	9.54	9.49	24,763
Dow Jones U.S. Total Stock Market
Float Adjusted Index	17.58	13.42	12.05	31,191

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

8

U.S. Value Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

9

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (8.2%)
	Comcast Corp. Class A	294,371	10,424
*	Liberty Media Corp-Liberty
	SiriusXM Class A	228,503	9,926
	Darden Restaurants Inc.	81,725	9,087
*	Weight Watchers
	International Inc.	116,666	8,399
*	Deckers Outdoor Corp.	69,282	8,215
	New York Times Co.
	Class A	346,317	8,017
	Tailored Brands Inc.	300,150	7,561
*	Urban Outfitters Inc.	175,944	7,196
	Lear Corp.	49,519	7,180
^	Sirius XM Holdings Inc.	1,117,139	7,060
	Las Vegas Sands Corp.	114,758	6,809
*	Crocs Inc.	311,837	6,639
	Abercrombie & Fitch Co.	279,499	5,903
	Best Buy Co. Inc.	73,952	5,869
	Walt Disney Co.	48,896	5,718
	Ralph Lauren Corp. Class A	30,562	4,204
	Dine Brands Global Inc.	45,528	3,702
*	Madison Square
	Garden Co. Class A	8,789	2,771
*	Visteon Corp.	24,759	2,300
	McDonald’s Corp.	13,406	2,243
*	Stoneridge Inc.	69,859	2,076
	AMC Entertainment
	Holdings Inc. Class A	90,166	1,848
	Aptiv plc	16,984	1,425
*	Modine Manufacturing Co.	47,761	712
	Winnebago Industries Inc.	20,611	683
*	American Public Education
	Inc.	19,814	655
*	Fossil Group Inc.	24,750	576
*,^	Conn’s Inc.	14,150	500
	PulteGroup Inc.	18,348	455
*	Denny’s Corp.	30,377	447

			Market
			Value•
		Shares	($000)
*	Cambium Learning
	Group Inc.	34,779	412
	Johnson Outdoors Inc.
	Class A	3,564	331
			139,343
Consumer Staples (6.6%)
	Procter & Gamble Co.	199,976	16,644
	Archer-Daniels-Midland Co.	233,900	11,758
	Kroger Co.	380,375	11,073
	PepsiCo Inc.	90,422	10,109
	Lamb Weston Holdings Inc.	142,826	9,512
*	Herbalife Nutrition Ltd.	163,079	8,896
	Conagra Brands Inc.	216,796	7,364
*	US Foods Holding Corp.	226,491	6,980
	Walmart Inc.	74,174	6,966
	Philip Morris International
	Inc.	77,177	6,293
	Nu Skin Enterprises Inc.
	Class A	62,133	5,121
	Cal-Maine Foods Inc.	85,906	4,149
	Tyson Foods Inc. Class A	69,557	4,141
*	Simply Good Foods Co.	90,159	1,754
	JM Smucker Co.	8,488	871
*	Chefs’ Warehouse Inc.	13,531	492
	Flowers Foods Inc.	22,608	422
			112,545
Energy (10.7%)
	Chevron Corp.	299,882	36,669
	Exxon Mobil Corp.	382,516	32,521
	ConocoPhillips	264,127	20,443
	Occidental Petroleum
	Corp.	191,163	15,708
	Valero Energy Corp.	134,539	15,304
	PBF Energy Inc. Class A	209,550	10,459
*	Whiting Petroleum Corp.	184,858	9,805
	HollyFrontier Corp.	134,502	9,402
*	Denbury Resources Inc.	1,415,317	8,775
*	Continental Resources Inc.	128,335	8,763

10

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	W&T Offshore Inc.	591,555	5,703
	Phillips 66	27,425	3,091
*	California Resources Corp.	57,278	2,780
	Schlumberger Ltd.	26,099	1,590
			181,013
Financials (22.9%)
	JPMorgan Chase & Co.	469,623	52,992
*	Berkshire Hathaway Inc.
	Class B	156,952	33,605
	Bank of America Corp.	980,304	28,880
	Wells Fargo & Co.	343,335	18,046
	Aflac Inc.	299,721	14,108
	Morgan Stanley	290,457	13,527
	Capital One Financial Corp.	138,994	13,195
	Allstate Corp.	130,313	12,862
	Citigroup Inc.	170,436	12,227
	SunTrust Banks Inc.	179,624	11,997
	Regions Financial Corp.	614,456	11,275
	T. Rowe Price Group Inc.	93,716	10,232
	Fifth Third Bancorp	363,719	10,155
	Citizens Financial Group Inc.	260,476	10,047
	Comerica Inc.	110,027	9,924
	Torchmark Corp.	111,509	9,667
	Ally Financial Inc.	359,583	9,511
*	SVB Financial Group	27,770	8,632
	Zions Bancorporation	169,442	8,497
	CME Group Inc.	47,279	8,047
*	E*TRADE Financial Corp.	153,341	8,034
	TCF Financial Corp.	335,346	7,985
	Ameriprise Financial Inc.	54,042	7,980
	Universal Insurance
	Holdings Inc.	162,706	7,899
	Unum Group	160,881	6,286
	Popular Inc.	107,904	5,530
	Kemper Corp.	57,467	4,623
	Santander Consumer USA
	Holdings Inc.	129,783	2,601
	Bank of NT Butterfield &
	Son Ltd.	48,605	2,521
	Alleghany Corp.	3,703	2,416
	MetLife Inc.	48,340	2,258
	Goldman Sachs Group Inc.	9,508	2,132
	Hanover Insurance Group
	Inc.	16,822	2,075
	Greenhill & Co. Inc.	76,020	2,003
	Assured Guaranty Ltd.	45,620	1,927
	OFG Bancorp	113,403	1,831
*	Axos Financial Inc.	43,873	1,509
	Federal Agricultural
	Mortgage Corp.	18,311	1,322
	Primerica Inc.	10,922	1,317
	BB&T Corp.	25,620	1,244
*	Blucora Inc.	27,421	1,104
*	Enova International Inc.	37,962	1,093
	US Bancorp	15,262	806

	Brown & Brown Inc.	25,040	740
*	MBIA Inc.	68,074	728
	First American Financial
	Corp.	11,417	589
	BankUnited Inc.	16,023	567
	Nelnet Inc. Class A	9,310	532
	Fidelity National Financial
	Inc.	12,681	499
*	On Deck Capital Inc.	50,527	382
*	Ambac Financial Group Inc.	17,704	361
	Hamilton Lane Inc. Class A	7,676	340
			388,660
Health Care (14.7%)
	Pfizer Inc.	832,727	36,698
	Johnson & Johnson	220,594	30,479
	Merck & Co. Inc.	362,941	25,747
	Anthem Inc.	66,774	18,299
	Bristol-Myers Squibb Co.	242,227	15,037
	Cigna Corp.	64,754	13,485
	Abbott Laboratories	181,567	13,320
	Humana Inc.	31,117	10,534
*	WellCare Health Plans Inc.	32,675	10,472
*	Haemonetics Corp.	88,419	10,131
	HCA Healthcare Inc.	67,342	9,369
*	Molina Healthcare Inc.	57,786	8,593
*	IQVIA Holdings Inc.	46,495	6,032
*	Express Scripts Holding Co.	58,494	5,558
*	Enanta Pharmaceuticals Inc.	61,561	5,261
	Medtronic plc	52,587	5,173
	Baxter International Inc.	55,288	4,262
	Amgen Inc.	16,037	3,324
*	REGENXBIO Inc.	40,515	3,059
*	CareDx Inc.	82,979	2,394
*	Medpace Holdings Inc.	35,233	2,111
*	Centene Corp.	14,316	2,073
*	Spectrum Pharmaceuticals
	Inc.	108,777	1,827
*	ArQule Inc.	207,601	1,175
*	PTC Therapeutics Inc.	19,894	935
*	MacroGenics Inc.	34,537	741
*	Acorda Therapeutics Inc.	31,862	626
	Thermo Fisher Scientific Inc.	2,130	520
*	Triple-S Management Corp.
	Class B	26,102	493
*	Endo International plc	22,794	384
*	Avanos Medical Inc.	5,155	353
			248,465
Industrials (8.5%)
	Lockheed Martin Corp.	29,453	10,189
	Raytheon Co.	49,101	10,147
	WW Grainger Inc.	28,276	10,106
	SkyWest Inc.	169,951	10,010
	Caterpillar Inc.	65,272	9,953
*	HD Supply Holdings Inc.	208,755	8,933
*	United Rentals Inc.	53,548	8,760

11

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Terex Corp.	218,143	8,706
	Honeywell International Inc.	41,112	6,841
*	FTI Consulting Inc.	67,998	4,977
*	United Continental
	Holdings Inc.	52,106	4,640
	Quad/Graphics Inc.	202,916	4,229
	ArcBest Corp.	84,142	4,085
^	ADT Inc.	428,725	4,026
	Spirit AeroSystems
	Holdings Inc. Class A	36,548	3,350
	United Technologies Corp.	20,867	2,917
	General Electric Co.	247,254	2,791
*,^	Enphase Energy Inc.	537,254	2,606
	GrafTech International Ltd.	131,808	2,572
*	Vicor Corp.	55,778	2,566
	Global Brass & Copper
	Holdings Inc.	60,757	2,242
	Expeditors International of
	Washington Inc.	30,014	2,207
	Harris Corp.	12,414	2,101
	Allison Transmission
	Holdings Inc.	32,313	1,681
*	XPO Logistics Inc.	13,811	1,577
*	Harsco Corp.	54,845	1,566
	Union Pacific Corp.	8,452	1,376
*	Meritor Inc.	69,335	1,342
	Delta Air Lines Inc.	21,576	1,248
	Schneider National Inc.
	Class B	40,390	1,009
	PACCAR Inc.	13,678	933
	Heidrick & Struggles
	International Inc.	27,371	926
	DMC Global Inc.	22,273	909
*	Textainer Group Holdings
	Ltd.	66,932	857
	Insteel Industries Inc.	11,168	401
*	BMC Stock Holdings Inc.	17,542	327
*	Echo Global Logistics Inc.	10,242	317
			143,423
Information Technology (10.0%)
	Intel Corp.	525,848	24,867
	Cisco Systems Inc.	373,716	18,181
	HP Inc.	572,066	14,742
	QUALCOMM Inc.	162,749	11,723
	Microsoft Corp.	95,970	10,976
	Booz Allen Hamilton
	Holding Corp. Class A	202,924	10,071
*	Advanced Micro Devices
	Inc.	313,060	9,670
	NetApp Inc.	107,139	9,202
	CDW Corp.	87,054	7,741
*	CACI International Inc.
	Class A	41,486	7,640
	Oracle Corp.	125,160	6,453
*	VMware Inc. Class A	41,256	6,438

*	ON Semiconductor Corp.	332,688	6,132
*	Electro Scientific Industries
	Inc.	257,984	4,502
	Hewlett Packard Enterprise
	Co.	185,142	3,020
*	Glu Mobile Inc.	368,621	2,746
*	Unisys Corp.	128,390	2,619
*	SMART Global Holdings
	Inc.	86,156	2,476
	ManTech International Corp.
	Class A	32,645	2,067
*	Dell Technologies Inc.
	Class V	20,691	2,010
	Comtech
	Telecommunications Corp.	48,147	1,746
*	Micron Technology Inc.	25,554	1,156
*	Insight Enterprises Inc.	20,187	1,092
*	eGain Corp.	126,191	1,022
*	Cardtronics plc Class A	12,970	410
	PC Connection Inc.	9,593	373
			169,075
Materials (3.8%)
	CF Industries Holdings Inc.	210,225	11,445
	Freeport-McMoRan Inc.	764,977	10,648
	Huntsman Corp.	293,377	7,989
	DowDuPont Inc.	120,699	7,762
	LyondellBasell Industries
	NV Class A	58,380	5,985
	Warrior Met Coal Inc.	220,042	5,950
	Louisiana-Pacific Corp.	204,951	5,429
	Westlake Chemical Corp.	56,069	4,660
*	Alcoa Corp.	49,373	1,995
	Boise Cascade Co.	37,017	1,362
*	Verso Corp.	10,524	354
*	Cleveland-Cliffs Inc.	26,534	336
			63,915
Real Estate (5.2%)
	Weyerhaeuser Co.	343,941	11,099
	Xenia Hotels & Resorts
	Inc.	402,120	9,530
	Park Hotels & Resorts Inc.	283,584	9,307
	Jones Lang LaSalle Inc.	63,131	9,111
	Prologis Inc.	132,120	8,956
	Spirit Realty Capital Inc. 1,032,013		8,318
	Rayonier Inc.	232,520	7,862
	CubeSmart	177,101	5,053
*,^	Forestar Group Inc.	215,108	4,560
	Pebblebrook Hotel Trust	111,197	4,044
	CorEnergy Infrastructure
	Trust Inc.	91,941	3,455
*	CBRE Group Inc. Class A	65,808	2,902
	Hersha Hospitality Trust
	Class A	55,726	1,263
	NorthStar Realty Europe
	Corp.	68,919	976

12

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Hospitality Properties Trust	22,662	654
	Uniti Group Inc.	29,899	603
			87,693
Telecommunication Services (3.3%)
	AT&T Inc.	881,815	29,612
	Verizon Communications
	Inc.	283,182	15,119
*	T-Mobile US Inc.	72,902	5,116
^	Frontier Communications
	Corp.	371,541	2,411
	Telephone & Data Systems
	Inc.	70,233	2,137
*	United States Cellular Corp.	20,817	932
	ATN International Inc.	4,927	364
			55,691
Utilities (5.6%)
	NextEra Energy Inc.	113,785	19,070
	Exelon Corp.	347,380	15,167
	FirstEnergy Corp.	331,921	12,338
	NRG Energy Inc.	317,967	11,892
	Entergy Corp.	136,932	11,109
	AES Corp.	715,240	10,013
*	Vistra Energy Corp.	319,462	7,948
*	Clearway Energy Inc.
	Class C	174,982	3,368
	National Fuel Gas Co.	34,775	1,950
	Otter Tail Corp.	19,101	915
*	Clearway Energy Inc.
	Class A	31,020	591
			94,361
Total Common Stocks
(Cost $1,374,307)			1,684,184
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.1%)
[2,3]	Vanguard Market Liquidity
	Fund, 2.209%	191,918	19,192

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
4	United States Treasury Bill,
	1.962%, 10/11/18	202	202
4	United States Treasury Bill,
	2.078%, 11/15/18	400	399
			601
Total Temporary Cash Investments
(Cost $19,792)			19,793
Total Investments (100.7%)
(Cost $1,394,099)			1,703,977

Amount
($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard	87
Receivables for Investment Securities Sold 61,722
Receivables for Accrued Income	1,525
Receivables for Capital Shares Issued	1,109
Other Assets	59
Total Other Assets	64,502
Liabilities
Payables for Investment Securities
Purchased	(60,066)
Collateral for Securities on Loan	(14,218)
Payables for Capital Shares Redeemed	(1,095)
Payables to Vanguard	(1,093)
Variation Margin Payable—Futures
Contracts	(3)
Total Liabilities	(76,475)
Net Assets (100%)
Applicable to 84,475,233 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,692,004
Net Asset Value Per Share	$20.03

13

U.S. Value Fund

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,289,507
Undistributed Net Investment Income	21,478
Accumulated Net Realized Gains	71,149
Unrealized Appreciation (Depreciation)
Investment Securities	309,878
Futures Contracts	(8)
Net Assets	1,692,004

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $12,939,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $14,218,000 of collateral received for securities on loan.
4 Securities with a value of $419,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	51	7,443	(8)

See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Dividends	35,730
Interest[1]	114
Securities Lending—Net	278
Total Income	36,122
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,077
Management and Administrative	2,272
Marketing and Distribution	276
Custodian Fees	27
Auditing Fees	32
Shareholders’ Reports and Proxy	35
Trustees’ Fees and Expenses	1
Total Expenses	3,720
Net Investment Income	32,402
Realized Net Gain (Loss)
Investment Securities Sold[1]	80,175
Futures Contracts	1,333
Realized Net Gain (Loss)	81,508
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	50,928
Futures Contracts	(62)
Change in Unrealized Appreciation (Depreciation)	50,866
Net Increase (Decrease) in Net Assets Resulting from Operations	164,776

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $100,000, $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,402	36,922
Realized Net Gain (Loss)	81,508	100,791
Change in Unrealized Appreciation (Depreciation)	50,866	109,876
Net Increase (Decrease) in Net Assets Resulting from Operations	164,776	247,589
Distributions
Net Investment Income	(32,253)	(30,933)
Realized Capital Gain[1]	(97,416)	(22,230)
Total Distributions	(129,669)	(53,163)
Capital Share Transactions
Issued	214,440	422,683
Issued in Lieu of Cash Distributions	121,791	50,256
Redeemed	(354,645)	(365,711)
Net Increase (Decrease) from Capital Share Transactions	(18,414)	107,228
Total Increase (Decrease)	16,693	301,654
Net Assets
Beginning of Period	1,675,311	1,373,657
End of Period[2]	1,692,004	1,675,311

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $22,953,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,478,000 and $23,033,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.63	$17.25	$16.48	$16.95	$14.41
Investment Operations
Net Investment Income	. 373[1]	.437[1]	.440	.355	.299
Net Realized and Unrealized Gain (Loss)
on Investments	1.563	2.606	1.341	(.543)	2.531
Total from Investment Operations	1.936	3.043	1.781	(.188)	2.830
Distributions
Dividends from Net Investment Income	(. 382)	(. 386)	(. 358)	(. 282)	(. 290)
Distributions from Realized Capital Gains	(1.154)	(.277)	(.653)	—	—
Total Distributions	(1.536)	(.663)	(1.011)	(.282)	(.290)
Net Asset Value, End of Period	$20.03	$19.63	$17.25	$16.48	$16.95

Total Return[2]	10.22%	17.87%	11.09%	-1.18%	19.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,692	$1,675	$1,374	$1,215	$1,117
Ratio of Total Expenses to Average Net Assets	0.22%	0.23%	0.23%	0.26%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.92%	2.36%	2.63%	2.10%	1.92%
Portfolio Turnover Rate	75%	95%	76%	66%	57%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

18

U.S. Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

19

U.S. Value Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $87,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,684,184	—	—
Temporary Cash Investments	19,192	601	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	1,703,373	601	—
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:
Amount
($000)
Paid-in Capital	6,009
Undistributed (Overdistributed) Net Investment Income	(1,704)
Accumulated Net Realized Gains (Losses)	(4,305)

20

U.S. Value Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	22,412
Undistributed Long-Term Gains	71,142
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	309,878

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,394,099
Gross Unrealized Appreciation	345,418
Gross Unrealized Depreciation	(35,540)
Net Unrealized Appreciation (Depreciation)	309,878

E. During the year ended September 30, 2018, the fund purchased $1,253,681,000 of investment securities and sold $1,365,282,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	11,008	22,746
Issued in Lieu of Cash Distributions	6,353	2,714
Redeemed	(18,245)	(19,713)
Net Increase (Decrease) in Shares Outstanding	(884)	5,747

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard U.S. Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard U.S. Value Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2018 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $78,768,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $30,624,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 97.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.22%	11.33%	10.09%
Returns After Taxes on Distributions	7.97	10.18	9.33
Returns After Taxes on Distributions and Sale of Fund Shares	7.03	8.80	8.17

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,074.57	$1.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.02	1.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739 Institutional Investor Services > 800-523-1036 Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via email addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

© 2018 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q1240 112018

Annual Report | September 30, 2018

Vanguard Capital Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	5
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Capital Value Fund returned 8.48% for the 12 months ended September 30,
2018. It trailed its benchmark and the average return of its peers.

• The advisor’s strong selections in the consumer staples, real estate, industrial, and consumer discretionary sectors helped relative returns.

• The fund’s holdings in health care, financials, and information technology lagged their benchmark counterparts and detracted from results.

• The fund’s average annual return for the ten years ended September 30, 2018, outpaced those of its benchmark and its peers.

Total Returns: Fiscal Year Ended September 30, 2018
Total
Returns
Vanguard Capital Value Fund	8.48%
Russell 3000 Value Index	9.46
Multi-Cap Value Funds Average	9.60

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
Capital Value Fund	12.17%
Russell 3000 Value Index	9.76
Multi-Cap Value Funds Average	9.49

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.27%	1.06%

The fund expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Value Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

4

Advisor’s Report

For the 12 months ended September 30, 2018, Vanguard Capital Value Fund returned 8.48%, lagging its benchmark, the Russell 3000 Value Index.

Investment environment

Ten of the 11 sectors in the index posted positive absolute total returns. The information technology, health care, and energy sectors exceeded the overall benchmark return by a wide margin. All other sectors trailed the overall benchmark’s result, while the less-cyclical consumer staples sector was the only one to post a negative absolute total return.

We reduced the fund’s holdings in financials and consumer discretionary as we felt the benefits to their earnings from rising interest rates and consumer discretionary income were becoming well-appreciated by investors. We found more interesting value among companies with idiosyncratic challenges in other segments of the market. For example, we added to industrials, telecommunication services, energy, and materials, where we saw attractive risk-reward opportunities in specific stocks.

Our shortfalls

Our security selections were strongest in real estate, consumer staples, and industrials but proved more difficult in financials, health care, and information technology. Positive sector allocation, particularly overweighting information technology and underweighting financials, partially offset the weakness from stock selection.

Shares of British American Tobacco (BAT) were the fund’s largest detractors during the year, despite generally positive performance from consumer staples overall. BAT’s earnings growth trajectory slowed because of weakness in certain foreign currencies, including the Russian ruble, Brazilian real, and South African rand. However, most of the stock’s decline came from compression of the valuation investors placed on those earnings based on concerns over competitive threats from nontraditional entrants such as the e-cigarette maker JUUL.

The stock price of disk-drive and flash-memory producer Western Digital (WD) stumbled. Market participants sold out amid early evidence that the company’s extended string of above-normal earnings reports and guidance raises was coming to a cyclical end. While we were aware that the company’s profits would slide from their recent peak, the drop in valuation has been stunning.

At the time of this writing, WD shares traded for less than four times the earnings the company reported in the last 12 months through June 2018. By comparison, the Standard & Poor’s 500 Index stocks traded at almost 20 times their earnings for the same period. The collapse in profitability implied by that comparison is massive, even if WD’s stock is usually valued at some discount to the market at most points in the economic cycle. We believe the stock is significantly undervalued. It remains a holding in the

5

fund, although we recognize others may wait for earnings to bottom out and turn positive before returning.

Insurer MetLife also underperformed, despite benefiting from rising long-term interest rates. The company disclosed two material weaknesses (one of them unfavorable to prior reported earnings, the other favorable) in its accounting practices. The net effect was not large relative to shareholders’ equity or ongoing earnings prospects. We continue to hold the stock, although its valuation was hurt as the company’s internal controls were called into question.

Our successes

On the positive side, the timely purchase of grocery retailer Kroger in the face of rising competitive threats from Amazon, Walmart, and others made it the fund’s top contributor. (The decision to avoid struggling industrial conglomerate General Electric was actually even more favorable in terms of performance relative to the Russell 3000 Value Index.)

Kroger benefited nicely from the reduction in corporate tax rates, allowing the company to appease several of its constituencies. It let some earnings flow through to shareholders, some to workers in the form of higher wages and benefits, and a third portion to customers through targeted price reductions. Along with an uptick in same-store sales growth, these decisions helped improve investor sentiment about future earnings prospects, and the valuation increased accordingly.

Bermuda-based insurer XL Group was among the fund’s top contributors after the company agreed to a takeover approach from AXA, Europe’s second-largest insurance provider. Athletic apparel-maker Under Armour also appreciated strongly as the company made progress toward streamlining its product offering, improving its operations, and gaining more control over its cost structure. In both cases, our team felt the shares had reached a fair value, and the fund sold its holdings.

Fund positioning and outlook

At the end of September, the fund’s most significant overweightings relative to the Russell 3000 Value Index were in materials, real estate, energy, information technology, and industrials.

In industrials, we added holdings in Delta Air Lines and Southwest Airlines. Outsized capacity additions by competitor United Airlines spread worries of a market-share battle, particularly in some of Delta’s markets. Southwest also took a hit to its earnings in the aftermath of a tragic engine failure that caused the death of a passenger. Price cuts to attract passengers back following that accident, along with some struggles in implementing a new reservation system, caused difficult temporary revenue comparisons.

Airline earnings can be volatile, and their stocks have traded at sizable discounts to the broad market even during good times. However, we believe that both Delta and Southwest are in good positions to

6

generate and distribute high free cash flow to shareholders because of their clean balance sheets and controlled capital-spending plans.

In energy, we initiated positions in Chevron and Concho Resources. We believe that Chevron has an attractive free-cash-flow yield and dividend, as well as less country risk than other major oil companies. In Texas, Permian Basin producers have temporarily outgrown the available capacity of pipelines to transport oil and gas to the market. But we believe Concho is well-positioned to outperform over the longer term, particularly after announcing its agreement to acquire RSP Permian in an all-stock transaction. We believe this will boost future free-cash-flow generation.

The economy is moving at a steady clip. However, we recognize the potential for negative surprises, especially as a result of trade frictions with China, the lagging effect of interest rate hikes, Brexit, and other factors. The net result of purchases and sales during the year has moderately reduced the fund’s exposure—as measured by sector weights, market beta, financial leverage, and other metrics—to an unfavorable shift in expectations.

We will, as contrarian value investors, look to areas of the market characterized by investor unease and a wide range of potential outcomes as fertile fishing ponds for new ideas. We are focusing more intently today on companies with the potential to help themselves out of temporary difficulty rather than those needing a big boost from an accelerating economy. We appreciate the trust of the Capital Value Fund’s shareholders and believe that your confidence will be justified by the performance of the fund’s holdings over a full market cycle.

Respectfully,

David W. Palmer, CFA
Senior Managing Director
and Equity Portfolio Manager

Wellington Management Company llp

October 10, 2018

7

Capital Value Fund

Fund Profile
As of September 30, 2018

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	88	2,113	3,825
Median Market Cap	$27.4B	$58.1B	$73.9B
Price/Earnings Ratio	13.0x	16.3x	21.0x
Price/Book Ratio	1.8x	2.0x	3.1x
Return on Equity	10.6%	11.6%	14.9%
Earnings Growth Rate	14.0%	5.7%	8.5%
Dividend Yield	2.4%	2.3%	1.7%
Foreign Holdings	11.4%	0.0%	0.0%
Turnover Rate	47%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.27%	—	—
30-Day SEC Yield	2.23%	—	—
Short-Term Reserves	0.7%	—	—

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	6.3%
Consumer Staples	7.5
Energy	12.4
Financials	19.4
Health Care	10.4
Industrials	9.4
Information Technology	11.2
Materials	7.2
Real Estate	7.8
Telecommunication Services	3.0
Utilities	5.4

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.90	0.81
Beta	1.21	1.17

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
MetLife Inc.	Life & Health
	Insurance	3.2%
Citigroup Inc.	Diversified Banks	3.2
Verizon Communications Integrated
Inc.	Telecommunication
	Services	3.0
Wells Fargo & Co.	Diversified Banks	2.6
Comcast Corp.	Cable & Satellite	2.4
PNC Financial Services
Group Inc.	Regional Banks	2.1
Chevron Corp.	Integrated Oil & Gas	2.0
Celanese Corp.	Specialty Chemicals	1.9
Canadian Natural	Oil & Gas Exploration
Resources Ltd.	& Production	1.8
Host Hotels & Resorts
Inc.	Hotel & Resort REITs	1.8
Top Ten		24.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratio was 0.29%.

8

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Capital Value Fund*	8.48%	6.34%	12.17%	$31,546
Russell 3000 Value Index	9.46	10.65	9.76	25,383
Multi-Cap Value Funds Average	9.60	9.54	9.49	24,763
Dow Jones U.S. Total Stock Market
Float Adjusted Index	17.58	13.42	12.05	31,191

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

9

Capital Value Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

10

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)
Consumer Discretionary (6.2%)
	Comcast Corp. Class A	581,506	20,591
	Newell Brands Inc.	531,523	10,790
*	Skechers U. S. A. Inc.
	Class A	297,400	8,307
	General Motors Co.	239,329	8,058
	Expedia Group Inc.	51,335	6,698
			54,444
Consumer Staples (7.5%)
	Walgreens Boots
	Alliance Inc.	195,511	14,253
	British American
	Tobacco plc	264,747	12,343
	Philip Morris
	International Inc.	141,729	11,556
	Hormel Foods Corp.	188,600	7,431
	Kroger Co.	242,559	7,061
	Coty Inc. Class A	523,201	6,571
	Archer-Daniels-Midland
	Co.	118,400	5,952
			65,167
Energy (12.3%)
	Chevron Corp.	142,181	17,386
	Canadian Natural
	Resources Ltd.	493,983	16,133
	Cimarex Energy Co.	120,664	11,214
	Halliburton Co.	270,022	10,944
	Anadarko Petroleum
	Corp.	144,543	9,744
*	Concho Resources Inc.	59,500	9,089
	Marathon Oil Corp.	358,643	8,349
	Tenaris SA ADR	223,500	7,492
	Diamondback Energy Inc.	53,731	7,264
	Pioneer Natural
	Resources Co.	30,341	5,285
*	Laredo Petroleum Inc.	575,300	4,700
			107,600

Financials (19.2%)
	MetLife Inc.	604,873	28,260
	Citigroup Inc.	384,996	27,620
	Wells Fargo & Co.	435,316	22,880
	PNC Financial Services
	Group Inc.	137,281	18,696
	American International
	Group Inc.	285,302	15,189
	RenaissanceRe
	Holdings Ltd.	105,968	14,155
*	Bank OZK	283,865	10,776
	Unum Group	250,585	9,790
	CNO Financial Group Inc.	377,100	8,002
	Arthur J Gallagher & Co.	95,266	7,092
	Lancashire Holdings Ltd.	675,641	5,352
			167,812
Health Care (10.4%)
*	Mylan NV	386,418	14,143
	Bristol-Myers Squibb Co.	225,097	13,974
	McKesson Corp.	96,363	12,783
	Allergan plc	53,956	10,277
*	Biogen Inc.	29,035	10,258
	Koninklijke Philips NV	214,600	9,766
*	Seattle Genetics Inc.	88,000	6,787
*	Incyte Corp.	88,400	6,107
	AstraZeneca plc ADR	128,100	5,069
*	Five Prime Therapeutics
	Inc.	91,300	1,271
			90,435
Industrials (9.3%)
	Southwest Airlines Co.	200,200	12,502
	Steelcase Inc. Class A	640,343	11,846
	Herman Miller Inc.	269,015	10,330
	Delta Air Lines Inc.	170,000	9,831
*	Genesee & Wyoming
	Inc. Class A	99,404	9,045
	Sanwa Holdings Corp.	755,500	8,996

11

Capital Value Fund

			Market
			Value•
		Shares	($000)
	Johnson Controls
	International plc	234,600	8,211
	Fortune Brands Home
	& Security Inc.	156,400	8,189
*	JELD-WEN Holding Inc.	98,199	2,422
			81,372
Information Technology (11.2%)
	QUALCOMM Inc.	181,075	13,043
	Western Digital Corp.	205,369	12,022
	KLA-Tencor Corp.	117,997	12,001
	Broadcom Inc.	46,500	11,473
	Genpact Ltd.	350,784	10,738
	Amdocs Ltd.	136,200	8,987
	Samsung Electronics
	Co. Ltd.	174,624	7,308
*	Coherent Inc.	38,100	6,560
	Marvell Technology
	Group Ltd.	327,300	6,317
*,^	Acacia
	Communications Inc.	110,371	4,566
	Teradyne Inc.	120,168	4,444
	Silicon Motion
	Technology Corp. ADR	3,589	193
			97,652
Materials (7.1%)
	Celanese Corp. Class A	142,245	16,216
	Reliance Steel &
	Aluminum Co.	184,286	15,718
^	Nutrien Ltd.	137,400	7,934
	CRH plc	229,083	7,497
*	Alcoa Corp.	155,900	6,298
	Cabot Corp.	73,700	4,622
	Randgold Resources
	Ltd. ADR	56,100	3,958
			62,243
Other (0.2%)
*,§,1 Allstar Co-Invest LLC
	Private Placement	NA	1,169

Real Estate (7.7%)
	Host Hotels & Resorts
	Inc.	762,591	16,091
	STORE Capital Corp.	334,163	9,286
	Columbia Property
	Trust Inc.	380,883	9,004
	Brixmor Property Group
	Inc.	494,116	8,652
	Simon Property Group
	Inc.	45,238	7,996
	American Tower Corp.	46,259	6,722
	Acadia Realty Trust	187,700	5,261
	Taubman Centers Inc.	75,500	4,517
			67,529

Telecommunication Services (3.0%)
Verizon
Communications Inc.	489,200	26,118

Utilities (5.4%)
Exelon Corp.	282,211	12,321
Edison International	150,559	10,190
OGE Energy Corp.	253,065	9,191
Sempra Energy	68,085	7,745
* Iberdrola SA	1,026,659	7,541
		46,988
Total Common Stocks
(Cost $780,951)		868,529
Temporary Cash Investments (1.8%)
Money Market Fund (1.1%)
[2,3] Vanguard Market Liquidity
Fund, 2.209%	94,957	9,496

	Face
	Amount
	($000)
Repurchase Agreement (0.7%)
RBS Securities, Inc.
2.240%, 10/1/18
(Dated 9/28/18,
Repurchase Value
$6,401,000, collateralized
by U. S. Treasury
Note/Bond 1.625%,
5/15/26, with a value of
$6,528,000)	6,400	6,400
Total Temporary Cash Investments
(Cost $15,896)		15,896
Total Investments (101.3%)
(Cost $796,847)		884,425

12

Capital Value Fund

Amount
($000)
Other Assets and Liabilities (-1.3%)
Other Assets
Investment in Vanguard	45
Receivables for Investment Securities Sold	1,281
Receivables for Accrued Income	1,529
Receivables for Capital Shares Issued	212
Unrealized Appreciation—
Forward Currency Contracts	150
Other Assets	184
Total Other Assets	3,401
Liabilities
Payables for Investment Securities
Purchased	(2,377)
Collateral for Securities on Loan	(9,495)
Payables to Investment Advisor	(142)
Payables for Capital Shares Redeemed	(703)
Payables to Vanguard	(1,602)
Unrealized Depreciation—
Forward Currency Contracts	(13)
Total Liabilities	(14,332)
Net Assets (100%)
Applicable to 63,336,437 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	873,494
Net Asset Value Per Share	$13.79

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	789,611
Undistributed Net Investment Income	11,929
Accumulated Net Realized Losses	(15,756)
Unrealized Appreciation (Depreciation)
Investment Securities	87,578
Forward Currency Contracts	137
Foreign Currencies	(5)
Net Assets	873,494

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $9,007,000.
§ Security value determined using significant unobservable
inputs.
1 Restricted security represents 0.2% of net assets. Shares not applicable for this private placement. See Restricted Security table for additional information.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $9,495,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

13

Capital Value Fund

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Allstar Co-Invest LLC Private Placement	August 2011	1,677

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities LLC	12/19/18	USD	7,250	JPY	801,276	150
J.P. Morgan Securities LLC	12/19/18	USD	5,071	EUR	4,348	(13)
						137
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Dividends[1]	20,095
Interest [2]	113
Securities Lending—Net	488
Total Income	20,696
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,996
Performance Adjustment	(1,479)
The Vanguard Group—Note C
Management and Administrative	1,840
Marketing and Distribution	112
Custodian Fees	29
Auditing Fees	34
Shareholders’ Reports and Proxy	21
Trustees’ Fees and Expenses	2
Total Expenses	2,555
Net Investment Income	18,141
Realized Net Gain (Loss)
Investment Securities Sold [2]	81,410
Forward Currency Contracts	592
Foreign Currencies	(67)
Realized Net Gain (Loss)	81,935
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(26,951)
Forward Currency Contracts	(115)
Foreign Currencies	5
Change in Unrealized Appreciation (Depreciation)	(27,061)
Net Increase (Decrease) in Net Assets Resulting from Operations	73,015

1 Dividends are net of foreign withholding taxes of $167,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, ($1,000), and ($1,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,141	18,261
Realized Net Gain (Loss)	81,935	69,458
Change in Unrealized Appreciation (Depreciation)	(27,061)	38,881
Net Increase (Decrease) in Net Assets Resulting from Operations	73,015	126,600
Distributions
Net Investment Income	(17,678)	(15,817)
Realized Capital Gain	—	—
Total Distributions	(17,678)	(15,817)
Capital Share Transactions
Issued	57,634	80,436
Issued in Lieu of Cash Distributions	16,300	14,657
Redeemed	(159,126)	(235,684)
Net Increase (Decrease) from Capital Share Transactions	(85,192)	(140,591)
Total Increase (Decrease)	(29,855)	(29,808)
Net Assets
Beginning of Period	903,349	933,157
End of Period[1]	873,494	903,349

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,929,000 and $11,533,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.96	$11.50	$11.45	$15.32	$14.57
Investment Operations
Net Investment Income	. 273[1]	.241[1]	.180	.129[1]	.178[2]
Net Realized and Unrealized Gain (Loss)
on Investments	.817	1.420	1.060	(2.330)	2.055
Total from Investment Operations	1.090	1.661	1.240	(2.201)	2.233
Distributions
Dividends from Net Investment Income	(. 260)	(. 201)	(.144)	(.175)	(.111)
Distributions from Realized Capital Gains	—	—	(1.046)	(1.494)	(1.372)
Total Distributions	(.260)	(.201)	(1.190)	(1.669)	(1.483)
Net Asset Value, End of Period	$13.79	$12.96	$11.50	$11.45	$15.32

Total Return[3]	8.48%	14.56%	11.36%	-15.67%	16.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$873	$903	$933	$1,059	$1,784
Ratio of Total Expenses to Average Net Assets[4]	0.29%	0.27%	0.25%	0.50%	0.47%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.97%	1.51%	0.93%	1.19%[2]
Portfolio Turnover Rate	47%	41%	134%	90%	90%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.18 and 0.12%, respectively, resulting from a special dividend from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.17%), (0.19%), (0.20%), 0.06%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets

18

Capital Value Fund

decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2018, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending

19

Capital Value Fund

agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index for the preceding three years. For the year ended September 30, 2018, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $1,479,000 (0.17%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

20

Capital Value Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $45,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	818,323	49,037	1,169
Temporary Cash Investments	9,496	6,400	—
Forward Currency Contracts—Assets	—	150	—
Forward Currency Contracts—Liabilities	—	(13)	—
Total	827,819	55,574	1,169

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	—
Undistributed (Overdistributed) Net Investment Income	(67)
Accumulated Net Realized Gains (Losses)	67

21

Capital Value Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and forward currency contracts. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,648
Undistributed Long-term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(15,830)
Net Unrealized Gains (Losses)	87,573

* The fund used capital loss carryforwards of $81,887,000 to offset taxable capital gains realized during the year ended
September 30, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	796,847
Gross Unrealized Appreciation	123,037
Gross Unrealized Depreciation	(35,459)
Net Unrealized Appreciation (Depreciation)	87,578

F. During the year ended September 30, 2018, the fund purchased $416,951,000 of investment securities and sold $499,441,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	4,316	6,622
Issued in Lieu of Cash Distributions	1,227	1,209
Redeemed	(11,915)	(19,274)
Net Increase (Decrease) in Shares Outstanding	(6,372)	(11,443)

H. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Capital Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Capital Value Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

23

Special 2018 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $17,678,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 85.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	8.48%	6.34%	12.17%
Returns After Taxes on Distributions	7.99	3.94	10.78
Returns After Taxes on Distributions and Sale of Fund Shares	5.35	4.06	9.65

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,064.04	$1.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.61	1.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112018

Annual Report | September 30, 2018

Vanguard Short-Term Inflation-Protected

Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	6
Financial Statements.	9
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2018, Vanguard Short-Term Inflation-Protected Securities Index Fund returned 0.91% for Investor Shares, tracking its benchmark (+1.01%) and ahead of the average return of its peer funds (+0.33%). The 30-day SEC yield for Investor Shares began the period at –0.20% and ended at 0.79%.

• Prices of regular U.S. Treasury securities fell during the period as economic prospects brightened and interest rates rose. Treasury inflation-protected securities (TIPS) outperformed regular Treasuries as inflation expectations increased, a development that typically favors TIPS over nominal Treasuries.

• A measure of expected inflation over the next five years (the gap between nominal and TIPS yields) widened from 1.82% to 2.04%.

• Since inception, the fund’s average annual return has been in line with that of its benchmark and has exceeded that of its peers.

Total Returns: Fiscal Year Ended September 30, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	0.79%	3.09%	-2.18%	0.91%
ETF Shares	0.85
Market Price				0.97
Net Asset Value				1.01
Admiral™ Shares	0.85	3.18	-2.18	1.00
Institutional Shares	0.87	3.20	-2.18	1.02
Bloomberg Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index				1.01
Inflation-Protected Bond Funds Average				0.33

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through September 30, 2018
Average
Annual Return
Short-Term Inflation-Protected Securities Index Fund Investor Shares (Returns since inception:
10/16/2012)	0.23%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index	0.32
Inflation-Protected Bond Funds Average	-0.40
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected Securities Index
Fund	0.15%	0.06%	0.06%	0.04%	0.71%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratios were 0.14% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Inflation-Protected Bond Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

4

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of September 30, 2018

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VTIPX	VTIP	VTAPX	VTSPX
Expense Ratio[1]	0.15%	0.06%	0.06%	0.04%
30-Day SEC Yield[2]	0.79%	0.85%	0.85%	0.87%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S. TIPS	Barclays
		0–5 Year	Aggregate
	Fund	Index Bond Index

Number of Bonds	15	15	10,112

Yield to Maturity
(before expenses)	2.7%	2.7%	3.5%

Average Coupon	0.5%	0.5%	3.2%

Average Duration	2.7 years	2.7 years	6.0 years

Average Effective
Maturity	2.7 years	2.7 years	8.4 years

Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

Volatility Measures
	Bloomberg	Bloomberg
	Barclays U.S.	Barclays
	TIPS 0–5	Aggregate
	Year Index	Bond Index
R-Squared	0.99	0.45
Beta	1.03	0.32

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	15.3%
1 - 3 Years	40.7
3 - 5 Years	44.0

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratios were 0.14% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

5

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 16, 2012, Through September 30, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/16/2012)	Investment
Short-Term Inflation-Protected
Securities Index Fund Investor Shares	0.91%	0.45%	0.23%	$10,136
Bloomberg Barclays U.S. Treasury

Inflation-Protected Securities (TIPS) 0–5
Year Index	1.01	0.63	0.32	10,192

Inflation-Protected Bond Funds Average	0.33	0.80	-0.40	9,766
Bloomberg Barclays U.S. Aggregate
Bond Index	-1.22	2.16	1.52	10,939

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/12/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund ETF Shares Net Asset Value	1.01%	0.55%	0.32%	$10,190
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	1.01	0.63	0.32	10,191
Bloomberg Barclays U.S. Aggregate Bond
Index	-1.22	2.16	1.49	10,924

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

6

Short-Term Inflation-Protected Securities Index Fund

		Average Annual Total Returns
	Periods Ended September 30, 2018
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Admiral Shares	1.00%	0.54%	0.32%	$10,190
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	1.01	0.63	0.32	10,192
Bloomberg Barclays U.S. Aggregate Bond
Index	-1.22	2.16	1.52	10,939

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/17/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Institutional Shares	1.02%	0.58%	0.35%	$5,106,110
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year
Index	1.01	0.63	0.33	5,099,649
Bloomberg Barclays U.S. Aggregate Bond
Index	-1.22	2.16	1.56	5,482,127

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2018

			Since
	One	Five	Inception
	Year	Years	(10/12/2012)
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Market Price	0.97%	2.68%	1.95%
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Net Asset Value	1.01	2.77	1.90
Bloomberg Barclays U.S. Treasury
Inflation-Protected Securities (TIPS) 0–5 Year Index	1.01	3.17	1.91

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

7

Short-Term Inflation-Protected Securities Index Fund

Fiscal-Year Total Returns (%): October 16, 2012, Through September 30, 2018
				Bloomberg
				Barclays
				U.S. TIPS
				0–5 Year
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.09%	-1.00%	-0.91%	-1.20%
2014	0.02	-0.04	-0.02	0.21
2015	0.70	-2.06	-1.36	-1.19
2016	0.43	2.05	2.48	2.62
2017	0.55	-0.24	0.31	0.51
2018	3.09	-2.18	0.91	1.01

8

Short-Term Inflation-Protected Securities Index Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (99.8%)
U. S. Government Securities (99.8%)
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	611,359	719,383
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	2,368,971	2,532,265
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	691,566	826,300
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	854,400	1,002,692
United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	2,373,265	2,521,202
United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	1,316,264	1,538,578
United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	1,524,576	1,766,478
United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	2,086,324	2,173,312
United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,661,078	1,852,344
United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,840,130	1,997,945
United States Treasury Inflation Indexed Bonds	0.125%	4/15/22	2,082,192	2,096,612
United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	1,928,722	2,062,399
United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	1,944,537	2,055,325
United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	1,471,333	1,473,843
United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	1,942,808	2,062,740
Total U.S. Government and Agency Obligations (Cost $27,125,074)				26,681,418

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund (Cost $16,415) 2.209%			164,149	16,415
Total Investments (99.9%) (Cost $27,141,489)				26,697,833

9

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	1,342
Receivables for Accrued Income	33,204
Receivables for Capital Shares Issued	157,442
Total Other Assets	191,988
Liabilities
Payables for Investment Securities Purchased	(150,428)
Payables for Capital Shares Redeemed	(12,415)
Payables to Vanguard	(3,753)
Other Liabilities	(24)
Total Liabilities	(166,620)
Net Assets (100%)	26,723,201

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	27,246,405
Undistributed Net Investment Income	93,720
Accumulated Net Realized Losses	(173,268)
Unrealized Appreciation (Depreciation)	(443,656)
Net Assets	26,723,201

Investor Shares—Net Assets
Applicable to 275,641,114 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,678,915
Net Asset Value Per Share—Investor Shares	$24.23

ETF Shares—Net Assets
Applicable to 112,792,013 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,452,562
Net Asset Value Per Share—ETF Shares	$48.34

Admiral Shares—Net Assets
Applicable to 269,015,939 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,524,944
Net Asset Value Per Share—Admiral Shares	$24.25

10

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 332,379,281 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,066,780
Net Asset Value Per Share—Institutional Shares	$24.27

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Interest[1]	702,385
Total Income	702,385
Expenses
The Vanguard Group—Note B
Investment Advisory Services	764
Management and Administrative—Investor Shares	7,543
Management and Administrative—ETF Shares	2,194
Management and Administrative—Admiral Shares	2,677
Management and Administrative—Institutional Shares	2,514
Marketing and Distribution—Investor Shares	1,011
Marketing and Distribution—ETF Shares	281
Marketing and Distribution—Admiral Shares	456
Marketing and Distribution—Institutional Shares	221
Custodian Fees	130
Auditing Fees	64
Shareholders’ Reports and Proxy—Investor Shares	71
Shareholders’ Reports and Proxy—ETF Shares	222
Shareholders’ Reports and Proxy—Admiral Shares	111
Shareholders’ Reports and Proxy—Institutional Shares	7
Trustees’ Fees and Expenses	15
Total Expenses	18,281
Net Investment Income	684,104
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(41,881)
Futures Contracts	1,884
Realized Net Gain (Loss)	(39,997)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(398,504)
Net Increase (Decrease) in Net Assets Resulting from Operations	245,603

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,306,000, $186,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $29,083,000 of net gains resulting from in-kind redemptions; such gains are not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	684,104	254,685
Realized Net Gain (Loss)	(39,997)	(7,041)
Change in Unrealized Appreciation (Depreciation)	(398,504)	(168,286)
Net Increase (Decrease) in Net Assets Resulting from Operations	245,603	79,358
Distributions
Net Investment Income
Investor Shares	(196,531)	(27,992)
ETF Shares	(158,959)	(21,465)
Admiral Shares	(186,081)	(26,937)
Institutional Shares	(242,955)	(44,908)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(784,526)	(121,302)
Capital Share Transactions
Investor Shares	912,377	826,514
ETF Shares	1,681,666	1,409,404
Admiral Shares	1,573,157	1,712,740
Institutional Shares	1,245,525	1,503,409
Net Increase (Decrease) from Capital Share Transactions	5,412,725	5,452,067
Total Increase (Decrease)	4,873,802	5,410,123
Net Assets
Beginning of Period	21,849,399	16,439,276
End of Period[1]	26,723,201	21,849,399

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $93,720,000 and $194,124,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.77	$24.83	$24.23	$24.74	$24.75
Investment Operations
Net Investment Income	. 669[1]	.312[1]	.080[1]	(.131)	.183
Net Realized and Unrealized Gain (Loss)
on Investments	(. 448)	(. 237)	. 520	(. 206)	(.189)
Total from Investment Operations	. 221	. 075	. 600	(. 337)	(. 006)
Distributions
Dividends from Net Investment Income	(.761)	(.135)	—	(.173)	(. 004)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.761)	(.135)	—	(.173)	(. 004)
Net Asset Value, End of Period	$24.23	$24.77	$24.83	$24.23	$24.74

Total Return[2]	0.91%	0.31%	2.48%	-1.36%	-0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,679	$5,904	$5,088	$4,532	$4,517
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.16%	0.17%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.73%	1.26%	0.42%	(0.53%)	0.88%
Portfolio Turnover Rate [3]	25%	27%	28%	26%	18%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$49.41	$49.59	$48.36	$49.38	$49.36
Investment Operations
Net Investment Income	1.358[1]	.671[1]	.251[1]	(. 210)	. 414
Net Realized and Unrealized Gain (Loss)
on Investments	(. 869)	(. 477)	. 979	(. 415)	(. 371)
Total from Investment Operations	.489	.194	1.230	(.625)	.043
Distributions
Dividends from Net Investment Income	(1.559)	(.374)	—	(.395)	(.023)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.559)	(.374)	—	(.395)	(.023)
Net Asset Value, End of Period	$48.34	$49.41	$49.59	$48.36	$49.38

Total Return	1.01%	0.40%	2.54%	-1.26%	0.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,453	$3,881	$2,478	$1,838	$1,336
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.07%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.81%	1.35%	0.51%	(0.44%)	0.98%
Portfolio Turnover Rate[2]	25%	27%	28%	26%	18%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.79	$24.88	$24.27	$24.77	$24.77
Investment Operations
Net Investment Income	. 692[1]	.338[1]	.149[1]	(.105)	. 209
Net Realized and Unrealized Gain (Loss)
on Investments	(. 450)	(. 241)	. 461	(.197)	(.195)
Total from Investment Operations	. 242.097		.610	(. 302)	.014
Distributions
Dividends from Net Investment Income	(.782)	(.187)	—	(.198)	(. 014)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.782)	(.187)	—	(.198)	(. 014)
Net Asset Value, End of Period	$24.25	$24.79	$24.88	$24.27	$24.77

Total Return[2]	1.00%	0.40%	2.51%	-1.22%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,525	$5,078	$3,373	$2,126	$1,518
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.07%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.81%	1.35%	0.51%	(0.44%)	0.98%
Portfolio Turnover Rate [3]	25%	27%	28%	26%	18%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.81	$24.90	$24.28	$24.78	$24.77
Investment Operations
Net Investment Income	. 696[1]	. 333[1]	.139[1]	(. 099)	. 215
Net Realized and Unrealized Gain (Loss)
on Investments	(. 449)	(. 225)	. 481	(.196)	(.189)
Total from Investment Operations	. 247.108		.620	(. 295)	.026
Distributions
Dividends from Net Investment Income	(.787)	(.198)	—	(. 205)	(. 016)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.787)	(.198)	—	(. 205)	(. 016)
Net Asset Value, End of Period	$24.27	$24.81	$24.90	$24.28	$24.78

Total Return	1.02%	0.44%	2.55%	-1.19%	0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,067	$6,986	$5,500	$3,837	$2,706
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.05%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.83%	1.37%	0.54%	(0.41%)	1.01%
Portfolio Turnover Rate[2]	25%	27%	28%	26%	18%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Short-Term Inflation-Protected Securities Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $1,342,000, representing 0.01% of the fund’s net assets and 0.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

19

Short-Term Inflation-Protected Securities Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	26,681,418	—
Temporary Cash Investments	16,415	—	—
Total	16,415	26,681,418	—

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and inflation adjustments were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	29,067
Undistributed (Overdistributed) Net Investment Income	18
Accumulated Net Realized Gains (Losses)	(29,085)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	96,606
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(173,251)
Net Unrealized Gains (Losses)	(443,656)

20

Short-Term Inflation-Protected Securities Index Fund

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	27,141,489
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	(443,656)
Net Unrealized Appreciation (Depreciation)	(443,656)

E. During the year ended September 30, 2018, the fund purchased $10,983,028,000 of investment securities and sold $6,371,883,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,641,452,000 and $336,914,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	938,053	38,252	1,069,872	43,271
Issued in Lieu of Cash Distributions	196,139	8,067	27,936	1,136
Redeemed	(221,815)	(9,082)	(271,294)	(10,974)
Net Increase (Decrease)—Investor Shares	912,377	37,237	826,514	33,433
ETF Shares
Issued	2,079,941	42,425	1,524,321	30,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(398,275)	(8,175)	(114,917)	(2,325)
Net Increase (Decrease)—ETF Shares	1,681,666	34,250	1,409,404	28,575
Admiral Shares
Issued	2,310,017	94,161	2,400,906	97,067
Issued in Lieu of Cash Distributions	170,230	6,995	25,001	1,016
Redeemed	(907,090)	(36,988)	(713,167)	(28,817)
Net Increase (Decrease)—Admiral Shares	1,573,157	64,168	1,712,740	69,266
Institutional Shares
Issued	1,960,417	79,837	2,636,078	106,487
Issued in Lieu of Cash Distributions	238,639	9,799	44,322	1,801
Redeemed	(953,531)	(38,884)	(1,176,991)	(47,524)
Net Increase (Decrease)—Institutional Shares	1,245,525	50,752	1,503,409	60,764

21

Short-Term Inflation-Protected Securities Index Fund

At September 30, 2018, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Short-Term
Inflation-Protected Securities Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Short-Term Inflation-Protected Securities Index Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

23

Special 2018 tax information (unaudited) for Vanguard Short-Term Inflation-Protected Securities Index Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
Short-Term Inflation-Protected Securities Index	Account Value	Account Value	Paid During
Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,005.57	$0.65
ETF Shares	1,000.00	1,005.92	0.30
Admiral Shares	1,000.00	1,005.76	0.30
Institutional Shares	1,000.00	1,006.31	0.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.42	$0.66
ETF Shares	1,000.00	1,024.77	0.30
Admiral Shares	1,000.00	1,024.77	0.30
Institutional Shares	1,000.00	1,024.87	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.13% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

27

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

28

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (Tips) 0–5 Year Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Inflation-Protected Securities Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Inflation-Protected Securities Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Inflation-Protected Securities Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Inflation-Protected Securities Index Fund or the owners of the Short-Term Inflation-Protected Securities Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Inflation-Protected Securities Index Fund. Investors acquire the Short-Term Inflation-Protected Securities Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Inflation-Protected Securities Index Fund. The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Inflation-Protected Securities Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Inflation-Protected Securities Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Inflation-Protected Securities Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.

29

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Inflation-Protected Securities Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT

OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

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calling Vanguard at 800-662-2739. The guidelines are
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You can review and copy information about your fund at
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Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19670 112018

Annual Report | September 30, 2018

Vanguard Core Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
About Your Fund’s Expenses.	55
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Core Bond Fund returned –1.32% for Investor Shares and –1.19% for Admiral Shares for the 12 months ended September 30, 2018. Those results were roughly in line with the –1.23% return of its benchmark as well as the –1.25% average return for peer funds.

• Bond yields across the maturity spectrum closed higher. Shorter-term yields climbed as the Federal Reserve continued raising rates, and longer-term yields rose on brighter prospects for growth and inflation. The average spread in corporate bond yields fluctuated but finished the period slightly wider.

• An underweight allocation to U.S. Treasuries in favor of investment-grade credit and a modest overweight allocation to BBB-rated bonds helped the fund, as did security selection in financial services, foreign sovereign bonds, and industrials.

• Primary detractors included a slightly longer duration than the benchmark for part of the period and security selection in mortgage-backed securities.

Total Returns: Fiscal Year Ended September 30, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Core Bond Fund
Investor Shares	3.31%	2.78%	-4.10%	-1.32%
Admiral™ Shares	3.50	2.91	-4.10	-1.19
Bloomberg Barclays U.S. Aggregate Float Adjusted
Index				-1.23
Core Bond Funds Average				-1.25

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Core Bond Fund	0.25%	0.15%	0.74%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the fund’s expense ratios were 0.25% for Investor Shares and 0.13% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Core Bond Funds.

1

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

2

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

3

Advisor’s Report

For the 12 months ended September 30, 2018, Vanguard Core Bond Fund returned –1.32% for Investor Shares and –1.19% for Admiral Shares. The –1.23% return of the benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, fell between these results, as did the –1.25% average return for peer funds.

With interest rates climbing, the 30-day SEC yield for Investor Shares rose 113 basis points from a year earlier to 3.31%. The 30-day SEC yield for Admiral Shares climbed 122 basis points to 3.50% over the same time frame. (A basis point is one-hundredth of a percentage point.)

Investment environment

Macroeconomic fundamentals were robust throughout the 12 months. Despite two brief federal government shutdowns early in 2018 and a significant escalation in trade tensions, business confidence persisted and consumer spending remained solid. Unemployment hit an almost 50-year low, finishing the period at 3.7%. Tax-cut legislation enacted in late 2017, the March passage of a bill increasing federal spending, and deregulation all added to optimism about growth. Inflation moved up to hover near the Federal Reserve’s 2% target, with some help from an increase in oil prices.

Yields of U.S. Treasury Securities
	September 30,	September 30,
Maturity	2017	2018
2 years	1.48%	2.82%
5 years	1.94	2.95
10 years	2.33	3.06
30 years	2.86	3.21
Source: Vanguard.

4

Acknowledging the economy’s health, the Fed moved further down the path toward monetary policy normalization. It continued shrinking the $4.5 trillion balance sheet it had amassed as part of the monetary stimulus it began after the 2008 global financial crisis. The Fed raised the federal funds target rate in December, March, June, and September, putting it at 2%–2.25% at the close of the fiscal year.

Fed action pushed shorter-term yields higher. The yield of the 2-year Treasury note climbed 134 basis points over the period to 2.82%.

Demand for longer-term Treasury bonds was supported at times by escalating trade tensions, geopolitical flare-ups, and political uncertainties in Europe about Brexit and national elections in Germany and Italy. However, the outlook for continuing growth and rising inflation expectations led yields on these securities to end the period higher. The yield of the bellwether 10-year Treasury note ended the period 73 basis points higher at 3.06%.

Corporate fundamentals remained strong, and corporate earnings were very robust—the tax cuts helped with that—but valuations were high and technical support weakened. With the tax changes for corporations, a number of large multinational companies that had been investing overseas money in high-quality corporate bonds withdrew from the market. The average yield spread of investment-grade corporate bonds over Treasuries started the period very tight, then widened significantly before narrowing slightly. The average spread stood at 106 basis points at the end of the period, up from 101 basis points a year earlier.

Management of the fund

The fund maintained an underweight allocation to Treasuries, favoring credit sectors. We were overweighted in financials. We believed they could benefit from improved balance sheets, less regulation, and rising interest rates, which tend to lift their profitability. Although concerns about the health of Italian banks weighed on returns from this sector in the United States, our bond selection among banks and insurance companies added value. Selection also was positive in industrials, notably in the energy segment, thanks to an upturn in oil prices.

Our overweight to BBB-rated bonds helped the fund. So did an outsize allocation to asset-backed securities, which are typically high-quality, liquid investments made up of pooled auto loans, credit-card debt, and student loans.

Our relatively small allocation to high-quality sovereign debt outside the United States modestly boosted relative performance. We were more defensive on these securities early in the period but selectively increased our exposure later on as relative value opportunities arose.

The fund’s duration (a measure of its sensitivity to changes in interest rates) was modestly longer than that of its benchmark in late 2017 and early 2018,

5

although we brought it back in line by the end of the fiscal year. That positioning detracted from relative performance.

We expected the Fed to keep pushing short-term rates higher, but longer rates rose as well when the market began pricing in a stronger U.S. growth scenario.

Security selection in the mortgage-backed securities (MBS) segment also weighed on performance. We favored collateralized mortgage obligations, but their spreads widening more than those of agency MBS as a whole meant they detracted from performance.

The outlook

In the absence of any external shocks, the U.S. economy is on pace to break above its long-term potential growth rate in 2018, given the tax cuts and increased government spending coming on top of solid fundamentals. That, along with some upward pressure on wages because of the tightening labor market, may push the U.S. Core Personal Consumption Expenditure Price Index a little above 2% by the end of 2018. Against this backdrop, the Fed is likely to keep raising rates and trimming the amount of Treasuries and MBS on its balance sheet through 2019.

We see this bounce as cyclical, however, and still expect long-term structural pressures from an aging population, global sourcing of goods and labor, and technological disruptions to result in moderate long-run growth and inflation.

We may continue to see bouts of volatility related to inflation and interest rate expectations. Other potential triggers include the U.S. midterm elections, an intensification of trade disputes, geopolitical tensions, Brexit uncertainty, government spending in Italy, and missteps by central banks.

It’s worth restating that investors should look beyond short-term volatility and adhere to their long-term investment strategies. And keep in mind the silver lining in higher rates for long-term investors—coupon payments and proceeds from maturing bonds can be reinvested at these rates.

Whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to add to the fund’s performance.

Portfolio Managers:

Brian W. Quigley

Gemma Wright-Casparius, Principal

Daniel Shaykevich, Principal

Samuel C. Martinez, CFA

Vanguard Fixed Income Group

October 23, 2018

6

Core Bond Fund

Fund Profile

As of September 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCORX	VCOBX
Expense Ratio[1]	0.25%	0.15%
30-Day SEC Yield	3.31%	3.50%

Financial Attributes

		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index

Number of Bonds	738	10,112

Yield to Maturity
(before expenses)	3.9%	3.5%

Average Coupon	3.2%	3.1%

Average Duration	6.1 years	6.1 years

Average Effective
Maturity	7.4 years	8.5 years

Short-Term
Reserves	6.4%	—

Sector Diversification (% of portfolio)
Asset-Backed	9.8%
Commercial Mortgage-Backed	4.1
Finance	11.9
Foreign	6.1
Government Mortgage-Backed	25.1
Industrial	15.5
Treasury/Agency	26.3
Utilities	1.1
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.9%
1 - 3 Years	17.3
3 - 5 Years	16.4
5 - 7 Years	20.4
7 - 10 Years	26.0
10 - 20 Years	5.8
20 - 30 Years	6.5
Over 30 Years	0.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	51.3%
Aaa	8.3
Aa	3.5
A	11.9
Baa	19.8
Ba	2.2
B	0.8
Not Rated	2.2

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratios were 0.25% for Investor Shares and 0.13% for Admiral Shares.

7

Core Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 28, 2016, Through September 30, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018

		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/28/2016)	Investment

Core Bond Fund Investor Shares	-1.32%	0.89%	$10,224
Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	-1.23	0.83	10,209

Core Bond Funds Average	-1.25	1.07	10,270

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(3/28/2016)	Investment

Core Bond Fund Admiral Shares	-1.19%	1.01%	$51,271
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.23	0.83	51,044

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Core Bond Fund

Fiscal-Year Total Returns (%): March 28, 2016, Through September 30, 2018
				Bloomberg
				Barclays U.S.
				Aggregate
				Float Adjusted
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.97%	2.60%	3.57%	3.31%
2017	1.96	-1.93	0.03	0.06
2018	2.78	-4.10	-1.32	-1.23

9

Core Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (46.5%)
U. S. Government Securities (16.5%)
	United States Treasury Note/Bond	1.125%	2/28/19	3,800	3,781
	United States Treasury Note/Bond	1.500%	2/28/19	1,200	1,196
	United States Treasury Note/Bond	1.250%	3/31/19	11,100	11,036
	United States Treasury Note/Bond	1.625%	3/31/19	1,700	1,693
	United States Treasury Note/Bond	1.250%	4/30/19	600	596
	United States Treasury Note/Bond	1.625%	6/30/19	2,250	2,235
	United States Treasury Note/Bond	1.000%	10/15/19	5,000	4,915
	United States Treasury Note/Bond	1.000%	11/30/19	1,700	1,667
	United States Treasury Note/Bond	1.500%	11/30/19	2,500	2,466
	United States Treasury Note/Bond	1.875%	12/31/19	2,920	2,890
	United States Treasury Note/Bond	2.000%	1/31/20	1,100	1,089
	United States Treasury Note/Bond	1.625%	3/15/20	5,200	5,117
	United States Treasury Note/Bond	1.125%	3/31/20	2,500	2,440
	United States Treasury Note/Bond	1.375%	3/31/20	2,200	2,155
	United States Treasury Note/Bond	2.375%	4/30/20	2,800	2,783
	United States Treasury Note/Bond	1.625%	6/30/20	1,500	1,470
	United States Treasury Note/Bond	1.375%	8/31/20	1,025	998
	United States Treasury Note/Bond	1.250%	3/31/21	1,000	962
	United States Treasury Note/Bond	2.250%	4/30/21	2,300	2,265
	United States Treasury Note/Bond	1.375%	5/31/21	5,000	4,809
	United States Treasury Note/Bond	2.625%	6/15/21	330	328
	United States Treasury Note/Bond	1.125%	7/31/21	800	762
	United States Treasury Note/Bond	2.125%	8/15/21	6,600	6,463
	United States Treasury Note/Bond	2.000%	8/31/21	900	878
	United States Treasury Note/Bond	2.125%	9/30/21	7,000	6,848
	United States Treasury Note/Bond	1.250%	10/31/21	4,000	3,808
	United States Treasury Note/Bond	2.000%	10/31/21	18,900	18,407
	United States Treasury Note/Bond	1.875%	9/30/22	1,800	1,729
	United States Treasury Note/Bond	2.000%	11/30/22	5,076	4,890
	United States Treasury Note/Bond	2.375%	1/31/23	7,500	7,329
	United States Treasury Note/Bond	2.750%	4/30/23	8,100	8,034
	United States Treasury Note/Bond	2.750%	7/31/23	700	694
	United States Treasury Note/Bond	1.625%	10/31/23	2,000	1,875
	United States Treasury Note/Bond	2.250%	12/31/23	2,300	2,221
1	United States Treasury Note/Bond	2.750%	2/15/24	1,900	1,880
	United States Treasury Note/Bond	2.125%	9/30/24	1,800	1,715

10

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.750%	6/30/25	3,000	2,953
	United States Treasury Note/Bond	1.625%	2/15/26	3	3
	United States Treasury Note/Bond	1.625%	5/15/26	3,000	2,714
	United States Treasury Note/Bond	2.250%	8/15/27	200	188
	United States Treasury Note/Bond	2.875%	5/15/28	2,479	2,442
	United States Treasury Note/Bond	6.125%	8/15/29	1,500	1,922
	United States Treasury Note/Bond	4.500%	5/15/38	1,000	1,200
	United States Treasury Note/Bond	3.500%	2/15/39	350	369
	United States Treasury Note/Bond	4.375%	11/15/39	630	747
	United States Treasury Note/Bond	4.625%	2/15/40	425	521
	United States Treasury Note/Bond	3.750%	8/15/41	650	709
	United States Treasury Note/Bond	3.125%	11/15/41	600	594
	United States Treasury Note/Bond	3.125%	2/15/42	650	643
	United States Treasury Note/Bond	2.750%	8/15/42	130	120
	United States Treasury Note/Bond	3.625%	8/15/43	2,200	2,360
	United States Treasury Note/Bond	2.875%	8/15/45	1,550	1,459
	United States Treasury Note/Bond	2.750%	11/15/47	9,000	8,236
2	United States Treasury Note/Bond	3.125%	5/15/48	11,500	11,342
					162,946
Agency Bonds and Notes (5.3%)
3	AID-Israel	0.000%	11/1/24	1,300	1,064
3	AID-Ukraine	1.844%	5/16/19	1,700	1,702
4	Federal Home Loan Banks	1.250%	1/16/19	100	100
4	Federal Home Loan Banks	1.375%	5/28/19	300	298
5	Federal National Mortgage Assn.	0.000%	2/1/19	800	794
5	Federal National Mortgage Assn.	0.875%	8/2/19	450	444
5	Federal National Mortgage Assn.	0.000%	10/9/19	9,600	9,333
5	Federal National Mortgage Assn.	2.875%	9/12/23	2,400	2,383
5	Federal National Mortgage Assn.	1.875%	9/24/26	5,600	5,087
	Government Trust Certificate	0.000%	10/1/20	1,479	1,390
	Private Export Funding Corp.	4.375%	3/15/19	128	129
	Private Export Funding Corp.	1.450%	8/15/19	2,715	2,686
	Private Export Funding Corp.	2.250%	3/15/20	567	562
	Private Export Funding Corp.	2.300%	9/15/20	150	148
	Private Export Funding Corp.	3.550%	1/15/24	1,000	1,017
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	1,700	1,589
	Resolution Funding Corp. Interest Strip	0.000%	4/15/26	2,480	1,930
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	2,760	2,080
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	1,800	1,347
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	794	589
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	794	583
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	3,000	2,160
	Resolution Funding Corp. Principal Strip	0.000%	10/15/19	1,300	1,264
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	6,520	6,199
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	3,000	2,832
4	Tennessee Valley Authority	2.250%	3/15/20	1,700	1,685
4	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	3,000	2,362
					51,757
Conventional Mortgage-Backed Securities (18.7%)
[5,6]	Fannie Mae Pool	2.000%	1/1/32	2,098	1,968
[5,6]	Fannie Mae Pool	2.500%	2/1/28–10/1/33	10,227	9,871
[5,6]	Fannie Mae Pool	3.000%	2/1/27–10/1/48	16,105	15,512
[5,6,7] Fannie Mae Pool		3.500%	3/1/27–10/1/48	19,307	19,108
[5,6,7] Fannie Mae Pool		4.000%	10/1/33–10/1/48	15,001	15,213

11

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[5,6,7] Fannie Mae Pool		4.500%	1/1/41–10/1/48	14,465	14,970
[5,6]	Fannie Mae Pool	5.000%	3/1/38–10/1/48	6,127	6,510
[5,6]	Fannie Mae Pool	6.000%	5/1/37	696	768
[5,6]	Freddie Mac Gold Pool	2.500%	8/1/31–10/1/33	1,641	1,585
[5,6,7] Freddie Mac Gold Pool		3.000%	9/1/32–12/1/47	14,145	13,751
[5,6,7] Freddie Mac Gold Pool		3.500%	3/1/45–10/1/48	20,599	20,325
[5,6,7] Freddie Mac Gold Pool		4.000%	1/1/46–10/1/48	8,697	8,791
[5,6]	Freddie Mac Gold Pool	4.500%	7/1/47	2,261	2,351
6	Ginnie Mae I Pool	3.000%	4/15/45	466	452
6	Ginnie Mae I Pool	3.500%	6/15/47	1,726	1,725
6	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	203	207
6	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	1,141	1,205
6	Ginnie Mae I Pool	5.000%	3/15/38–10/1/48	2,647	2,840
6	Ginnie Mae II Pool	3.000%	5/20/43–10/1/48	6,991	6,791
6	Ginnie Mae II Pool	3.500%	10/20/43–11/1/48	22,066	21,996
[6,7] Ginnie Mae II Pool		4.000%	11/20/42–10/1/48	11,269	11,459
[6,7] Ginnie Mae II Pool		4.500%	11/20/44–10/1/48	6,460	6,703
					184,101
Nonconventional Mortgage-Backed Securities (6.0%)
[5,6,8]	Fannie Mae Pool	4.048%	12/1/40	144	152
5,6	Fannie Mae REMICS	3.000%	5/25/47–9/25/48	4,146	3,994
[5,6,9]	Fannie Mae REMICS 2005-45	2.586%	6/25/35	95	95
[5,6,9]	Fannie Mae REMICS 2005-95	2.626%	11/25/35	101	102
[5,6,9]	Fannie Mae REMICS 2006-46	2.536%	6/25/36	353	354
[5,6,9]	Fannie Mae REMICS 2007-4	2.661%	2/25/37	40	40
[5,6,9]	Fannie Mae REMICS 2012-122	2.616%	11/25/42	131	132
5,10	Fannie Mae REMICS 2012-125	3.500%	11/25/42	29,509	6,194
[5,6,9]	Fannie Mae REMICS 2013-19	2.516%	9/25/41	172	172
[5,6,9]	Fannie Mae REMICS 2013-39	2.566%	5/25/43	167	167
[5,6,9]	Fannie Mae REMICS 2015-22	2.516%	4/25/45	138	138
[5,6,11] Fannie Mae REMICS 2015-8		3.884%	3/25/45	19,663	3,446
[5,6,9]	Fannie Mae REMICS 2016-55	2.716%	8/25/46	285	289
[5,6,9]	Fannie Mae REMICS 2016-60	2.466%	9/25/46	561	560
[5,6,9]	Fannie Mae REMICS 2016-62	2.616%	9/25/46	576	575
[5,6,9]	Fannie Mae REMICS 2016-93	2.566%	12/25/46	1,136	1,134
5,6	Fannie Mae REMICS 2017-109	3.500%	11/25/45	777	775
5,6	Fannie Mae REMICS 2018-13	3.000%	3/25/48	1,932	1,875
5,6	Fannie Mae REMICS 2018-15	3.500%	10/25/44	906	902
5,6	Fannie Mae REMICS 2018-58	3.000%	8/25/48	2,734	2,605
5,6	Fannie Mae REMICS 2018-65	3.000%	9/25/48	2,546	2,429
5,6	Freddie Mac Non Gold Pool	4.060%	7/1/33	76	80
[5,6,8]	Freddie Mac Non Gold Pool	4.082%	9/1/37	482	508
[5,6,8]	Freddie Mac Non Gold Pool	4.448%	7/1/35	563	594
[5,6,9]	Freddie Mac REMICS	2.508%	11/15/36–8/15/43	265	266
[5,6,9]	Freddie Mac REMICS	2.518%	11/15/36	95	95
[5,6,9]	Freddie Mac REMICS	2.608%	6/15/42	48	48
5,6	Freddie Mac REMICS	3.000%	11/25/47–12/15/47	3,298	3,207
[5,6,11] Freddie Mac REMICS		3.992%	9/15/47	32,762	5,469
6	Ginnie Mae REMICS	3.000%	12/20/47	1,280	1,254
6,11	Ginnie Mae REMICS	3.985%	6/20/47	4,814	772
10	Ginnie Mae REMICS	4.000%	1/20/45–8/20/46	29,758	5,537
10	Ginnie Mae REMICS	4.500%	5/20/45	17,536	3,766
6	Government National Mortgage Association
	GNR_18-14	3.000%	12/20/47	1,005	980

12

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Government National Mortgage Association
	GNR_18-92	3.500%	7/20/48	2,786	2,769
6	Government National Mortgage Association
	GNR_18-94	3.000%	7/20/48	5,086	4,924
6	Government National Mortgage Association
	GNR_18-97	3.500%	7/20/48	2,786	2,770
					59,169
Total U.S. Government and Agency Obligations (Cost $472,504)					457,973
Asset-Backed/Commercial Mortgage-Backed Securities (13.7%)
6	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	180	176
6	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	350	343
6	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	860	860
[6,12] American Homes 4 Rent 2014-SFR3		3.678%	12/17/36	93	92
12	American Tower Trust #1	3.652%	3/23/48	260	255
6	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	9	9
6	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	285	286
6	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	125	125
6	AmeriCredit Automobile Receivables
	Trust 2016-3	2.710%	9/8/22	200	197
6	AmeriCredit Automobile Receivables
	Trust 2016-4	2.410%	7/8/22	225	221
6	AmeriCredit Automobile Receivables
	Trust 2018-2	4.010%	7/18/24	390	390
[6,12] Applebee’s Funding LLC/IHOP Funding LLC		4.277%	9/5/44	35	34
[6,12] ARL Second LLC 2014-1A		2.920%	6/15/44	55	54
[6,12] Aventura Mall Trust 2013-AVM		3.867%	12/5/32	800	809
[6,12] Aventura Mall Trust 2018-AVM		4.112%	7/5/40	700	713
[6,12] Avis Budget Rental Car Funding AESOP
	LLC 2013-2A	2.970%	2/20/20	479	479
[6,12] Avis Budget Rental Car Funding AESOP
	LLC 2015-2A	2.630%	12/20/21	380	374
[6,12] Avis Budget Rental Car Funding AESOP
	LLC 2016-1A	2.990%	6/20/22	500	493
[6,12] Avis Budget Rental Car Funding AESOP
	LLC 2017-1A	3.070%	9/20/23	355	346
[6,12] Avis Budget Rental Car Funding AESOP
	LLC 2017-2A	2.970%	3/20/24	180	174
[6,12] Avis Budget Rental Car Funding AESOP
	LLC 2018-1A	3.700%	9/20/24	270	269
[6,12] Avis Budget Rental Car Funding AESOP
	LLC 2018-1A	4.730%	9/20/24	100	100
6	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	160	160
6	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	20	20
6	BANK 2017 - BNK4	3.625%	5/15/50	45	45
6	BANK 2017 - BNK5	3.390%	6/15/60	60	58
6	BANK 2017 - BNK6	3.254%	7/15/60	90	86
6	BANK 2017 - BNK6	3.518%	7/15/60	100	98
6	BANK 2017 - BNK6	3.741%	7/15/60	50	49

13

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	BANK 2017 - BNK7	3.435%	9/15/60	100	97
6	BANK 2017 - BNK8	3.488%	11/15/50	230	224
6	BANK 2017 - BNK9	3.538%	11/15/54	655	638
6	BANK 2018 - BN13	4.217%	8/15/61	240	246
6	BANK 2018 - BNK10	3.688%	2/15/61	240	237
6	BANK 2018-BN14	4.185%	9/15/60	25	26
6	BANK 2018-BN14	4.231%	9/15/60	300	310
	Bank of Nova Scotia	1.875%	4/26/21	610	589
6	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	140	139
6	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	70	70
6	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	220	219
6	BENCHMARK 2018-B1 Mortgage Trust	4.256%	1/15/51	340	334
6	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	800	805
6	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	140	142
6	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	190	196
6	Benchmark 2018-B6 Mortgage Trust	4.170%	11/10/51	69	71
6	Benchmark 2018-B6 Mortgage Trust	4.261%	11/10/51	300	311
6	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	280	277
6	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	90	89
[6,12] CAL Funding II Ltd. Series 2018-2A		4.340%	9/25/43	280	281
6	California Republic Auto Receivables
	Trust 2016-2	2.520%	5/16/22	210	206
6	California Republic Auto Receivables
	Trust 2016-2	3.510%	3/15/23	210	208
[6,12] Canadian Pacer Auto Receivables Trust A
	Series 2017	2.050%	3/19/21	140	139
[6,12] Canadian Pacer Auto Receivables Trust A
	Series 2017	2.286%	1/19/22	100	98
[6,12] Canadian Pacer Auto Receivables Trust A
	Series 2018	3.220%	9/19/22	140	139
	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	220	219
6	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	50	49
6	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
[6,12] Capital Auto Receivables Asset Trust 2017-1		2.220%	3/21/22	130	128
6	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	100	98
6	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	100	99
6	CarMax Auto Owner Trust 2016-3	1.900%	4/15/22	200	194
6	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	190	185
6	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	190	187
6	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	150	148
6	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	90	88
6	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	40	39
6	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	40	39
6	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	49
6	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	90	88
6	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	50	49
6	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	90	90
6	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	130	129
6	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	100	99
6	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	270	252
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	140	139
6	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	80	78
6	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	105	102
6	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	45	44

14

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	61	58
6,12	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	266	265
6,12	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	600	598
6,12	Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	200	200
6,12	Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%	6/15/22	90	90
6,12	Chrysler Capital Auto Receivables
	Trust 2016-AA	4.220%	2/15/23	90	91
6,12	Chrysler Capital Auto Receivables
	Trust 2016-BA	1.870%	2/15/22	20	20
6	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.371%	9/10/46	30	31
6	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.023%	3/10/47	370	378
6	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.575%	5/10/47	311	313
6	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	350	350
6	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.175%	7/10/47	230	232
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.372%	10/10/47	10	10
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	360	359
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.345%	10/10/47	140	139
6	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.680%	10/10/47	175	168
6	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.137%	2/10/48	228	221
6	Citigroup Commercial Mortgage
	Trust 2015-GC31	3.762%	6/10/48	110	110
6	Citigroup Commercial Mortgage
	Trust 2015-GC33	3.778%	9/10/58	410	412
6	Citigroup Commercial Mortgage
	Trust 2016-C1	3.209%	5/10/49	141	135
6	Citigroup Commercial Mortgage
	Trust 2017-C4	3.471%	10/12/50	100	97
6	Citigroup Commercial Mortgage
	Trust 2017-P8	3.465%	9/15/50	230	223
6	Citigroup Commercial Mortgage
	Trust 2017-P8	4.192%	9/15/50	60	60
6	Citigroup Commercial Mortgage
	Trust 2017-P8	4.413%	9/15/50	60	59
6	Citigroup Commercial Mortgage
	Trust 2018-C5	4.228%	6/10/51	110	113
6,12	CKE Restaurants Holdings Inc 2018-1A	5.710%	6/20/48	580	582
[6,9,12] Colony American Homes 2015-1		3.658%	7/17/32	70	70
[6,9,12] Colony American Homes 2015-1A		3.358%	7/17/32	172	172
[6,9,12] Colony Starwood Homes 2016-1A Trust		3.658%	7/17/33	298	298
[6,9,12] Colony Starwood Homes 2016-1A Trust		4.308%	7/17/33	115	115
6,12	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	40	39
6	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	500	488

15

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	60	61
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	500	512
6	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	230	237
[6,12] COMM 2013-CCRE6 Mortgage Trust		3.147%	3/10/46	150	145
[6,12] COMM 2013-CCRE6 Mortgage Trust		3.397%	3/10/46	210	205
6	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	10	10
[6,12] COMM 2013-CCRE9 Mortgage Trust		4.399%	7/10/45	230	229
[6,12] COMM 2014-277P Mortgage Trust		3.732%	8/10/49	100	100
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	20	21
6	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	350	359
6	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	20	20
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	350	357
6	COMM 2014-CCRE17 Mortgage Trust	4.898%	5/10/47	190	191
6	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	30	30
	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	20	20
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	350	350
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	50	50
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	228	223
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	120	121
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	124	121
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	358	359
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	60	58
6	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	115	111
6	CSAIL 2018-CX12 Commercial Mortgage
	Trust	4.224%	8/15/51	540	555
[6,12] DB Master Finance LLC 2015-1A		3.980%	2/20/45	58	58
6	DBJPM 16-C1 Mortgage Trust	3.503%	5/10/49	140	130
6	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	160	155
[6,12] Dell Equipment Finance Trust 2017-2		1.970%	2/24/20	148	148
[6,12] Dell Equipment Finance Trust 2017-2		2.190%	10/24/22	130	129
12	DNB Boligkreditt AS	2.500%	3/28/22	340	330
[6,12] DRB Prime Student Loan Trust 2017-C		2.810%	11/25/42	370	359
[6,12] Drive Auto Receivables Trust 2015-AA		3.060%	5/17/21	63	63
[6,12] Drive Auto Receivables Trust 2015-DA		4.590%	1/17/23	132	134
[6,12] Drive Auto Receivables Trust 2016-BA		4.530%	8/15/23	200	203
[6,12] Drive Auto Receivables Trust 2016-C		2.370%	11/16/20	4	4
[6,12] Drive Auto Receivables Trust 2016-C		4.180%	3/15/24	90	91
6	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	50	50
6	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	260	260
6	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	330	329
6	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	360	360
6	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	560	561
6	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	390	391
6	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	490	490
6	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	480	481
6	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	260	262
[6,12] ELFI Graduate Loan Program 2018-A LLC		3.430%	8/25/42	310	308
[5,6,9] Fannie Mae Connecticut Avenue Securities
	2016-C04	3.666%	1/25/29	83	83
[5,6,9] Fannie Mae Connecticut Avenue Securities
	2016-C05	3.566%	1/25/29	125	125
[5,6]	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	20	19
[6,9]	First National Master Note Trust 2017-2	2.598%	10/16/23	250	250
[6,12] Flagship Credit Auto Trust 2016-4		1.960%	2/16/21	84	84

16

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	240	237
6	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	220	219
6,12	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	250	249
6,12	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	200	199
6	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	200	197
6,12	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	450	438
6,12	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	650	624
6,12	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	120	115
6,12	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	250	239
6,12	Ford Credit Auto Owner Trust 2018-2	3.470%	1/15/30	430	429
6,12	Ford Credit Auto Owner Trust 2018-2	3.610%	1/15/30	260	258
6,12	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	120	119
6,12	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	250	243
6,12	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	100	97
6	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	2.310%	2/15/21	200	200
6	Ford Credit Floorplan Master Owner Trust A
	Series 2017-1	2.070%	5/15/22	1,050	1,033
6	Ford Credit Floorplan Master Owner Trust A
	Series 2017-2	2.160%	9/15/22	1,030	1,011
[5,6,9]	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	4.216%	12/25/28	206	209
[5,6,12] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2018-SPI1	3.745%	2/25/48	158	157
[5,6,12] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2018-SPI2	3.820%	5/25/48	188	187
[5,6,12] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2018-SPI3	4.168%	8/25/48	120	120
6,12	FRS I LLC 2013-1A	3.080%	4/15/43	181	181
6	GM Financial Automobile Leasing Trust
	2016-2	2.580%	3/20/20	190	190
6	GM Financial Automobile Leasing Trust
	2017-2	2.180%	6/21/21	90	89
6	GM Financial Automobile Leasing Trust
	2017-3	2.010%	11/20/20	200	198
6	GM Financial Automobile Leasing Trust
	2017-3	2.120%	9/20/21	80	79
6	GM Financial Automobile Leasing Trust
	2017-3	2.400%	9/20/21	80	79
6	GM Financial Automobile Leasing Trust
	2017-3	2.730%	9/20/21	40	39
6,12	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	150	146
6,12	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	40	39
6,12	GMF Floorplan Owner Revolving Trust
	2016-1	2.410%	5/17/21	330	329
6,12	GMF Floorplan Owner Revolving Trust
	2016-1	2.850%	5/17/21	330	329
6,12	GMF Floorplan Owner Revolving Trust
	2017-2	2.440%	7/15/22	260	256
6,12	GMF Floorplan Owner Revolving Trust
	2017-2	2.630%	7/15/22	140	138
6,12	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	150	148
6,12	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	630	621
6,12	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	1,700	1,693

17

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,12,13]Gosforth Funding GFUND_18-1A PLC		2.714%	8/25/60	310	310
6,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.600%	6/15/21	170	168
6,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.830%	6/17/24	110	108
6	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	113	110
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	350	345
6	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	30	31
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	350	357
6	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	390	395
6	GS Mortgage Securities Trust 2014-GC24	4.642%	9/10/47	170	173
6	GS Mortgage Securities Trust 2014-GC24	4.663%	9/10/47	150	148
6	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	150	147
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	140	140
6	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	30	29
6	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	203	199
6	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	50	49
6	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	30	28
6	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	300	306
6,12	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	188	186
6,12	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	710	709
6,12	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	850	842
6,12	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	100	98
6,12	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	25	25
6,12	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	120	117
6,12	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	110	107
6,12	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	100	98
6,12	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	100	97
6,12	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	350	351
6,12	Hilton USA Trust 2016-HHV	3.719%	11/5/38	20	20
[6,12,13]Holmes Master Issuer PLC 2018-1		2.699%	10/15/54	530	529
[6,12,13]Holmes Master Issuer PLC 2018-2A		2.561%	10/15/54	390	388
6	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	80	78
6,12	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	250	240
6,12	Hyundai Auto Lease Securitization Trust
	2017-B	2.130%	3/15/21	200	198
6,12	Hyundai Auto Lease Securitization Trust
	2017-C	2.120%	2/16/21	480	476
6,12	Hyundai Auto Lease Securitization Trust
	2017-C	2.210%	9/15/21	100	99
6,12	Hyundai Auto Lease Securitization Trust
	2017-C	2.460%	7/15/22	200	197
[6,9,12] Invitation Homes 2017-SFR2 Trust		3.008%	12/17/36	378	377
[6,9,12] Invitation Homes 2017-SFR2 Trust		3.309%	12/17/36	130	130
[6,9,12] Invitation Homes 2018-SFR1 Trust		2.859%	3/17/37	288	286
[6,9,12] Invitation Homes 2018-SFR1 Trust		3.109%	3/17/37	100	99
6	John Deere Owner Trust 2018-B	3.230%	6/16/25	180	179
6,12	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	1,688	1,733
6,12	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.586%	8/15/46	550	573
6,12	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	20	20

18

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,12	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	90	89
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	4.125%	1/15/46	230	227
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	10	10
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	80	78
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP3	2.870%	8/15/49	50	47
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	90	89
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	70	68
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.363%	7/15/45	1,579	1,567
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	30	31
6	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	5.265%	11/15/45	30	31
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	380	389
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C26	3.231%	1/15/48	350	342
6	JPMBB Commercial Mortgage Securities
	Trust 2014-C26	3.494%	1/15/48	350	347
6	JPMBB Commercial Mortgage Securities
	Trust 2015-C27	3.179%	2/15/48	258	250
6	JPMBB Commercial Mortgage Securities
	Trust 2015-C30	3.822%	7/15/48	80	80
6	JPMBB Commercial Mortgage Securities
	Trust 2015-C31	3.801%	8/15/48	100	100
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	160	159
6	JPMCC Commercial Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	80	78
6	JPMDB Commercial Mortgage Securities
	Trust 2017-C7	3.409%	10/15/50	60	58
6	JPMDB Commercial Mortgage Securities
	Trust 2018-C8	4.211%	6/15/51	50	51
[6,12,13]Lanark Master Issuer plc 2018-1A		2.730%	12/22/69	167	167
[6,9,12] Lanark Master Issuer plc 2018-2A		2.844%	12/22/69	260	260
6,12	Laurel Road Prime Student Loan Trust
	2018-B	3.540%	5/26/43	580	577
[6,9,12] Master Credit Card Trust II Series 2018-1A		2.672%	7/22/24	250	249
6	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	30	30
6,12	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	120	120
6,12	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	100	100
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	100	99
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.219%	7/15/46	200	191
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	400	411

19

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	350	353
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	4.051%	4/15/47	10	10
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	5.053%	4/15/47	150	153
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	3.892%	6/15/47	20	20
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.479%	6/15/47	80	81
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C17	3.741%	8/15/47	350	352
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C18	3.923%	10/15/47	350	353
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C19	3.526%	12/15/47	450	448
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C20	3.249%	2/15/48	188	182
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C24	3.732%	5/15/48	975	975
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.635%	10/15/48	180	179
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C29	3.325%	5/15/49	70	68
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C29	4.909%	5/15/49	160	160
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	260	258
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C34	3.536%	11/15/52	120	117
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	499	498
6	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	100	99
6	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	75	73
[6,9,12] Motor PLC 2017 1A		2.746%	9/25/24	850	849
6,12	MSBAM Commercial Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	1,700	1,637
[6,9,12] Navient Student Loan Trust 2016-2		3.266%	6/25/65	200	202
[6,9,12] Navient Student Loan Trust 2016-3		3.066%	6/25/65	59	59
[6,9,12] Navient Student Loan Trust 2016-6A		2.966%	3/25/66	100	101
[6,9,12] Navient Student Loan Trust 2017-4A		2.716%	9/27/66	180	181
[6,9,12] Navient Student Loan Trust 2017-A		2.558%	12/16/58	141	141
6,12	Navient Student Loan Trust 2017-A	2.880%	12/16/58	240	234
[6,9,12] Navient Student Loan Trust 2018-1		2.936%	3/25/67	110	111
6,12	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	230	229
6,12	Navient Student Loan Trust 2018-CA	3.010%	6/16/42	115	115
6,12	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	550	547
6,12	NextGear Floorplan Master Owner Trust
	2016-1A	2.740%	4/15/21	580	579
6	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	510	507
6	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	190	188
6	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	520	516
6	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	140	138
6	Nissan Auto Receivables 2017-C Owner
	Trust	2.280%	2/15/24	320	312

20

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,9	Nissan Master Owner Trust Receivables
	Series 2017-C	2.478%	10/17/22	735	736
6,12	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	700	683
[6,9,12] Pepper Residential Securities Trust
	2017A-A1UA	3.233%	3/10/58	75	75
[6,9,12] Pepper Residential Securities Trust
	2019A-A1U1	2.489%	10/12/18	500	500
[6,9,12] Pepper Residential Securities Trust
	2021-A1U	3.038%	1/16/60	717	716
[6,12,13]Permanent Master Issuer PLC 2018-1A		2.747%	7/15/58	250	250
6,12	PFS Financing Corp 2017-B	2.220%	7/15/22	340	333
[6,9,12] PFS Financing Corp. 2017-C		2.628%	10/15/21	410	410
6,12	PFS Financing Corp. 2017-D	2.400%	10/17/22	430	422
6,12	PFS Financing Corp. 2018-D	3.190%	4/17/23	250	248
[6,9,12] PHEAA Student Loan Trust 2016-2A		3.166%	11/25/65	173	175
6,12	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	411	404
6,12	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	200	193
6,12	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	100	97
6,12	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	390	382
6,12	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	100	98
6,12	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	580	582
6	Public Service New Hampshire Funding LLC
	2018-1	3.094%	2/1/26	220	219
6	Public Service New Hampshire Funding LLC
	2018-1	3.506%	8/1/28	100	100
6	Public Service New Hampshire Funding LLC
	2018-1	3.814%	2/1/35	100	100
[6,9,12] Resimac Premier Series 2016-1A		3.523%	10/10/47	437	440
[6,9,12] Resimac Premier Series 2018-1A		2.933%	11/10/49	628	627
[6,9,12] Resimac Premier Series 2018-1NCA		2.987%	12/16/59	1,050	1,049
6	Santander Drive Auto Receivables Trust
	2016-2	2.080%	2/16/21	102	101
6	Santander Drive Auto Receivables Trust
	2016-2	2.660%	11/15/21	170	170
6	Santander Drive Auto Receivables Trust
	2016-2	3.390%	4/15/22	140	140
6	Santander Drive Auto Receivables Trust
	2016-3	2.460%	3/15/22	260	258
6	Santander Drive Auto Receivables Trust
	2017-3	1.870%	6/15/21	220	219
6	Santander Drive Auto Receivables Trust
	2017-3	2.760%	12/15/22	110	109
6	Santander Drive Auto Receivables Trust
	2018-1	2.630%	7/15/22	360	358
6	Santander Drive Auto Receivables Trust
	2018-1	2.960%	3/15/24	310	306
6	Santander Drive Auto Receivables Trust
	2018-1	3.320%	3/15/24	140	137
6	Santander Drive Auto Receivables Trust
	2018-3	3.290%	10/17/22	460	459
6	Santander Drive Auto Receivables Trust
	2018-3	4.070%	8/15/24	760	759
6	Santander Drive Auto Receivables Trust
	2018-4	3.980%	12/15/25	470	469

21

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,12	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	100	99
6,12	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	100	99
6,12	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	325	323
6,12	Securitized Term Auto Receivables Trust
	2016-1A	1.524%	3/25/20	22	22
6,12	Securitized Term Auto Receivables Trust
	2016-1A	1.794%	2/25/21	40	40
6,12	Securitized Term Auto Receivables Trust
	2017-2A	2.289%	3/25/22	180	175
6	Small Business Administration Participation
	Certs 2017-20	2.850%	10/1/37	3,922	3,747
6	Small Business Administration Participation
	Certs 2017-20	2.790%	11/1/37	4,486	4,299
6	Small Business Administration Participation
	Certs 2017-20	2.780%	12/1/37	3,921	3,754
6	Small Business Administration Participation
	Certs 2018-20	2.920%	1/1/38	3,618	3,465
6	Small Business Administration Participation
	Certs 2018-20	3.220%	2/1/38	3,962	3,866
6	Small Business Administration Participation
	Certs 2018-20C	3.200%	3/1/38	8,313	8,076
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	40	39
6,12	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	371	364
[6,9,12] SMB Private Education Loan Trust 2016-B		3.608%	2/17/32	242	248
[6,9,12] SMB Private Education Loan Trust 2016-C		3.258%	9/15/34	100	101
[6,9,12] SMB Private Education Loan Trust 2017-A		3.058%	9/15/34	120	121
6,12	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	260	252
6,12	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	450	449
6,12	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	570	570
6,12	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	428	424
6,12	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	500	488
6,12	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	100	97
[6,9,12] SoFi Professional Loan Program 2016-D LLC		3.166%	1/25/39	39	40
6,12	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	10	10
6,12	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	120	116
6,12	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	375	369
6,12	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	130	126
6,12	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	180	175
6,12	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	100	97
6,12	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	820	818
6,12	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	400	399
12	Stadshypotek AB	2.500%	4/5/22	500	486
6	Synchrony Credit Card Master Note Trust
	2016-1	2.390%	3/15/22	345	344
6	Synchrony Credit Card Master Note Trust
	2016-2	2.950%	5/15/24	140	137
6	Synchrony Credit Card Master Note Trust
	2016-3	1.910%	9/15/22	100	99
6	Synchrony Credit Card Master Note Trust
	2017-2	2.620%	10/15/25	560	543
6	Synchrony Credit Card Master Note Trust
	2017-2	2.820%	10/15/25	170	164
6	Synchrony Credit Card Master Note Trust
	2017-2	3.010%	10/15/25	230	223

22

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6,12	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	35	36
6,12	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	31	31
6,12	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	320	319
6,12	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	390	390
6,12	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	100	100
6,12	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	100	100
6,12	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	100	100
6,12	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	98
12	Toronto-Dominion Bank	2.250%	3/15/21	30	29
6,12	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	890	873
6,12	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	490	490
6,12	Trinity Rail Leasing LP TRL_18-1	4.620%	6/17/48	440	444
6,12	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	80	78
6,12	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	653	652
6	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	30	30
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.469%	4/10/46	10	10
6,12	Vantage Data Centers Issuer, LLC 2018-1A	4.072%	2/16/43	119	120
6,12	Verizon Owner Trust 2017-3	2.060%	4/20/22	410	404
6,12	Verizon Owner Trust 2017-3	2.380%	4/20/22	240	236
6,12	Verizon Owner Trust 2017-3	2.530%	4/20/22	250	245
6,12	Verizon Owner Trust 2018-1	3.050%	9/20/22	350	347
[6,9,12] Volvo Financial Equipment Master Owner
	Trust 2017-A	2.568%	11/15/22	130	130
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	40	40
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	350	360
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.423%	7/15/46	450	459
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	110	107
6	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.190%	2/15/48	388	380
6	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.451%	2/15/48	2,530	2,496
6	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	680	678
6	Wells Fargo Commercial Mortgage Trust
	2015-C30	4.646%	9/15/58	200	198
6	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	50	50
6	Wells Fargo Commercial Mortgage Trust
	2015-LC22	4.694%	9/15/58	160	158
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	90	90
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.525%	12/15/49	20	20
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	70	70
6	Wells Fargo Commercial Mortgage Trust
	2017-C38	3.453%	7/15/50	120	117
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.157%	9/15/50	10	9

23

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.418%	9/15/50	240	232
6	Wells Fargo Commercial Mortgage Trust
	2017-C40	3.581%	10/15/50	280	274
6	Wells Fargo Commercial Mortgage Trust
	2017-C41	3.472%	11/15/50	100	97
6	Wells Fargo Commercial Mortgage Trust
	2017-C42	3.589%	12/15/50	195	191
6	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	32	32
6	Wells Fargo Commercial Mortgage Trust
	2018-C46	4.152%	8/15/51	230	235
[6,12] Wendys Funding LLC 2015-1A		4.497%	6/15/45	49	49
[6,12] Wendys Funding LLC 2018-1		3.573%	3/15/48	99	95
[6,12] Wendys Funding LLC 2018-1		3.884%	3/15/48	139	134
12	Westpac Banking Corp.	2.100%	2/25/21	40	39
6	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	103
6	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	20	21
6	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	200	201
6	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	20	20
6	WFRBS Commercial Mortgage Trust
	2014-C21	3.410%	8/15/47	10	10
6	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	360	362
6	WFRBS Commercial Mortgage Trust
	2014-C23	3.650%	10/15/57	286	285
6	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	380	378
6	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	410	419
6	World Omni Auto Receivables Trust 2015-B	2.150%	8/15/22	175	173
6	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	40	39
6	World Omni Automobile Lease Securitization
	Trust 2018-A	2.830%	7/15/21	610	607
6	World Omni Automobile Lease Securitization
	Trust 2018-A	2.940%	5/15/23	180	179
6	World Omni Automobile Lease Securitization
	Trust 2018-B	3.300%	3/15/24	80	80
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $137,859)					134,922
Corporate Bonds (24.5%)
Finance (10.4%)
	Banking (8.4%)
	American Express Co.	3.700%	8/3/23	4,465	4,446
6	Bank of America Corp.	3.550%	3/5/24	8,610	8,507
	Bank of America Corp.	3.875%	8/1/25	205	203
12	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	5,200	5,167
12	BNP Paribas SA	4.400%	8/14/28	2,600	2,546
[14,15] BPCE SA		3.268%	4/24/20	2,000	1,457
6,14	BPCE SA	5.400%	10/27/25	1,070	800

24

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Citigroup Inc.	4.044%	6/1/24	2,125	2,130
	Comerica Inc.	3.700%	7/31/23	4,670	4,652
[14,15]	Cooperatieve Rabobank UA	4.600%	7/2/25	6,550	4,821
6	Goldman Sachs Group Inc.	2.908%	6/5/23	2,575	2,490
6	HSBC Holdings plc	3.950%	5/18/24	2,850	2,829
6,16	HSBC Holdings plc	2.256%	11/13/26	417	517
6	HSBC Holdings plc	4.583%	6/19/29	3,000	3,000
6	HSBC Holdings plc	6.000%	11/22/65	360	343
6,16	HSBC Holdings plc	5.875%	9/28/46	1,965	2,568
6	HSBC Holdings plc	6.500%	9/23/66	2,750	2,646
12	Intesa Sanpaolo SPA	3.875%	7/14/27	825	708
	JPMorgan Chase & Co.	3.125%	1/23/25	175	167
	JPMorgan Chase & Co.	3.900%	7/15/25	410	409
6	JPMorgan Chase & Co.	3.509%	1/23/29	850	802
6	JPMorgan Chase & Co.	4.005%	4/23/29	2,865	2,805
[14,15]	Lloyds Banking Group plc	3.331%	3/7/25	1,000	712
13	Morgan Stanley	3.563%	5/8/24	385	392
6	Royal Bank of Scotland Group plc	5.076%	1/27/30	1,600	1,602
	Santander Holdings USA Inc.	3.700%	3/28/22	3,555	3,504
	Santander Holdings USA Inc.	3.400%	1/18/23	1,650	1,590
	Santander Holdings USA Inc.	4.400%	7/13/27	1,705	1,628
6	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	2,200	2,211
	Synchrony Bank	3.000%	6/15/22	770	738
	Synchrony Financial	3.700%	8/4/26	3,160	2,853
	Synchrony Financial	3.950%	12/1/27	3,865	3,502
[14,15]	Wells Fargo & Co.	3.065%	4/27/22	1,500	1,085
	Wells Fargo Bank NA	3.550%	8/14/23	3,435	3,414
	ZB NA	3.500%	8/27/21	4,930	4,902

	Finance Companies (0.4%)
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	4,500	4,232

	Insurance (0.2%)
17	Chubb INA Holdings Inc.	2.500%	3/15/38	1,500	1,752

	Real Estate Investment Trusts (1.4%)
	Brixmor Operating Partnership LP	3.650%	6/15/24	285	274
	Brixmor Operating Partnership LP	3.850%	2/1/25	60	58
	Brixmor Operating Partnership LP	4.125%	6/15/26	855	829
	Camden Property Trust	4.625%	6/15/21	20	20
	Camden Property Trust	4.875%	6/15/23	25	26
	Camden Property Trust	4.250%	1/15/24	65	66
	Camden Property Trust	3.500%	9/15/24	30	29
	Physicians Realty LP	3.950%	1/15/28	6,285	5,868
	VEREIT Operating Partnership LP	4.875%	6/1/26	200	202
	VEREIT Operating Partnership LP	3.950%	8/15/27	3,400	3,197
12	WEA Finance LLC	4.125%	9/20/28	3,620	3,588
					102,287
Industrial (13.3%)
	Basic Industry (0.2%)
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	225	220
12	Eagle Intermediate Global Holding BV/Ruyi
	US Finance LLC	7.500%	5/1/25	550	538

25

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
12	Hi-Crush Partners LP	9.500%	8/1/26	250	232
	Nutrien Ltd.	6.500%	5/15/19	100	102
12	Suzano Austria GmbH	6.000%	1/15/29	1,000	1,002

	Capital Goods (1.5%)
12	Berry Global Inc.	4.500%	2/15/26	338	321
	Embraer Netherlands Finance BV	5.050%	6/15/25	100	100
	Embraer SA	5.150%	6/15/22	400	414
17	General Electric Co.	2.125%	5/17/37	2,500	2,661
6	General Electric Co.	5.000%	12/31/49	10,435	10,161
12	Mueller Water Products Inc.	5.500%	6/15/26	850	854
18	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	260	263
	United Rentals North America Inc.	5.500%	5/15/27	365	362
	United Rentals North America Inc.	4.875%	1/15/28	61	58

	Communication (1.8%)
12	Cequel Communications Holdings I LLC /
	Cequel Capital Corp.	7.500%	4/1/28	250	262
	Comcast Corp.	3.375%	8/15/25	7,375	7,120
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	585	586
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	450	447
	Qwest Corp.	6.750%	12/1/21	468	501
	Qwest Corp.	7.250%	9/15/25	200	215
	T-Mobile USA Inc.	4.500%	2/1/26	500	476
	T-Mobile USA Inc.	4.750%	2/1/28	250	235
14	Verizon Communications Inc.	4.050%	2/17/25	1,250	910
	Viacom Inc.	4.375%	3/15/43	5,575	4,867
	Viacom Inc.	5.850%	9/1/43	2,025	2,114

	Consumer Cyclical (2.1%)
12	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	155	147
12	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	565	541
	Boyd Gaming Corp.	6.000%	8/15/26	250	252
12	Churchill Downs Inc.	4.750%	1/15/28	350	327
	General Motors Co.	4.875%	10/2/23	8,000	8,189
	General Motors Financial Co. Inc.	4.200%	3/1/21	300	304
	General Motors Financial Co. Inc.	4.375%	9/25/21	510	518
	General Motors Financial Co. Inc.	3.500%	11/7/24	295	278
	General Motors Financial Co. Inc.	5.250%	3/1/26	650	664
12	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	950	944
12	Hyundai Capital America	3.100%	4/5/22	220	213
12	International Game Technology plc	6.250%	1/15/27	250	253
12	Live Nation Entertainment Inc.	5.625%	3/15/26	217	219
	MGM Resorts International	5.750%	6/15/25	659	661
12	Nissan Motor Acceptance Corp.	3.875%	9/21/23	5,500	5,502
12	Performance Food Group Inc.	5.500%	6/1/24	1,370	1,356

	Consumer Noncyclical (1.4%)
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	3,745	3,622
12	Aramark Services Inc.	5.000%	2/1/28	715	701
	Campbell Soup Co.	4.800%	3/15/48	3,285	3,000
	CVS Health Corp.	4.300%	3/25/28	4,700	4,663

26

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	HCA Inc.	5.625%	9/1/28	1,032	1,037
12	Hologic Inc.	4.375%	10/15/25	325	310
12	Hologic Inc.	4.625%	2/1/28	300	281

	Energy (4.1%)
	Andeavor	4.750%	12/15/23	1,000	1,035
	Baker Hughes a GE Co. LLC / Baker Hughes
	Co-Obligor Inc.	3.337%	12/15/27	3,000	2,812
	BP Capital Markets plc	3.814%	2/10/24	3,000	3,029
	Buckeye Partners LP	4.125%	12/1/27	375	346
	Buckeye Partners LP	5.600%	10/15/44	900	837
	Cenovus Energy Inc.	3.000%	8/15/22	3,000	2,876
	Cenovus Energy Inc.	4.450%	9/15/42	1,500	1,314
	Continental Resources Inc.	4.500%	4/15/23	5,500	5,596
	Enable Midstream Partners LP	4.950%	5/15/28	1,480	1,471
12	Enbridge Energy Partners LP	3.116%	10/2/18	250	250
12	Enbridge Energy Partners LP	3.119%	10/26/18	375	374
	Energy Transfer Equity LP	5.500%	6/1/27	1,028	1,065
	Energy Transfer LP	9.700%	3/15/19	260	268
	Energy Transfer Partners LP	6.000%	6/15/48	1,025	1,092
12	Eni SPA	4.750%	9/12/28	4,880	4,821
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	5,432	5,792
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	6,245	6,723
12	Tallgrass Energy Partners LP / Tallgrass
	Energy Finance Corp.	4.750%	10/1/23	243	243
	Western Gas Partners LP	4.750%	8/15/28	105	103
	Western Gas Partners LP	5.500%	8/15/48	105	99

	Other Industrial (0.1%)
17	Aroundtown SA	1.875%	1/19/26	500	570
16	Aroundtown SA	3.000%	10/16/29	622	760

	Technology (1.0%)
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	1,555	1,512
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.125%	1/15/25	500	464
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.875%	1/15/27	2,500	2,359
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.500%	1/15/28	900	817
12	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	1,245	1,327
12	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	1,500	1,792
12	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	480	455
	Western Digital Corp.	4.750%	2/15/26	1,100	1,062

	Transportation (1.1%)
[6,12] Air Canada 2013-1 Class B Pass Through
	Trust	5.375%	5/15/21	2,192	2,238
14	Asciano Finance Ltd.	5.400%	5/12/27	1,000	748
14	Aurizon Network Pty Ltd.	4.000%	6/21/24	2,500	1,803

27

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Continental Airlines 2005-ERJ1 Pass Through
	Trust	9.798%	10/1/22	152	159
14	Qantas Airways Ltd.	7.500%	6/11/21	5,000	4,003
6	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	1,419	1,483
					130,701
Utilities (0.8%)
	Electric (0.7%)
12	Berkshire Hathaway Energy Co.	4.450%	1/15/49	2,100	2,090
12	EDP Finance BV	4.125%	1/15/20	794	798
12	EDP Finance BV	5.250%	1/14/21	1,600	1,642
12	EDP Finance BV	3.625%	7/15/24	2,750	2,633
	Exelon Corp.	3.950%	6/15/25	130	130

	Other Utility (0.1%)
14	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	750	548
					7,841
Total Corporate Bonds (Cost $245,506)					240,829
Sovereign Bonds (7.2%)
12	Arab Petroleum Investments Corp.	4.125%	9/18/23	2,800	2,815
	Argentine Republic	4.625%	1/11/23	1,132	955
	Argentine Republic	6.875%	1/26/27	1,695	1,441
	Bermuda	5.603%	7/20/20	500	517
	Bermuda	4.854%	2/6/24	320	333
	BOC Aviation Ltd.	3.875%	5/9/19	200	200
12	CDP Financial Inc.	4.400%	11/25/19	600	610
	Corp. Andina de Fomento	2.125%	9/27/21	750	722
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,000	1,020
	Corp. Nacional del Cobre de Chile	4.500%	9/16/25	200	203
12	CPPIB Capital Inc.	1.250%	9/20/19	200	197
	Dominican Republic	6.600%	1/28/24	1,900	2,009
	Equinor ASA	2.450%	1/17/23	600	578
12	Export-Import Bank of India	3.875%	2/1/28	240	223
	Export-Import Bank of Korea	2.250%	1/21/20	1,200	1,181
	Export-Import Bank of Korea	5.125%	6/29/20	500	513
	Export-Import Bank of Korea	3.000%	11/1/22	200	195
12	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	300	297
19	Japan Bank for International Cooperation	2.125%	11/16/20	2,400	2,346
[12,17]	Kingdom of Spain	2.700%	10/31/48	2,273	2,705
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	200	194
	NTPC Ltd.	4.250%	2/26/26	250	239
12	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.125%	3/20/22	200	196
12	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.875%	3/20/27	200	199
	Petroleos Mexicanos	8.000%	5/3/19	5,000	5,138
	Petroleos Mexicanos	5.500%	1/21/21	2,775	2,865
	Petroleos Mexicanos	6.875%	8/4/26	1,350	1,418
	Petroleos Mexicanos	6.500%	3/13/27	1,270	1,295
	Petroleos Mexicanos	5.625%	1/23/46	500	424
[12,17]	Portugal Obrigacoes do Tesouro OT	2.125%	10/17/28	900	1,068
	Province of Ontario	1.625%	1/18/19	1,000	997
	Province of Ontario	2.000%	1/30/19	500	499

28

Core Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Province of Ontario	4.400%	4/14/20	160	163
	Province of Quebec	7.125%	2/9/24	200	234
	Republic of Colombia	7.375%	3/18/19	6,500	6,627
	Republic of Colombia	10.375%	1/28/33	1,652	2,513
	Republic of Croatia	6.750%	11/5/19	1,500	1,553
	Republic of Guatemala	5.750%	6/6/22	900	934
	Republic of Hungary	6.250%	1/29/20	1,200	1,247
17	Republic of Hungary	1.250%	10/22/25	1,250	1,440
	Republic of Latvia	2.750%	1/12/20	2,000	1,983
	Republic of Lithuania	6.125%	3/9/21	365	389
	Republic of Panama	8.125%	4/28/34	150	201
	Republic of Poland	5.125%	4/21/21	615	643
	Republic of Poland	5.000%	3/23/22	70	74
	Republic of Serbia	5.875%	12/3/18	1,000	1,003
	Russian Federation	5.250%	6/23/47	400	384
12	Sinopec Group Overseas Development
	2018 Ltd.	4.250%	9/12/28	693	682
	Socialist Republic of Vietnam	6.750%	1/29/20	800	830
	State of Israel	4.500%	1/30/43	200	203
	State of Israel	4.125%	1/17/48	300	285
	State of Qatar	5.250%	1/20/20	4,000	4,103
20	United Mexican States	8.000%	12/7/23	210,000	11,326
20	United Mexican States	10.000%	12/5/24	5,000	296
	YPF SA	8.875%	12/19/18	600	601
Total Sovereign Bonds (Cost $71,720)					71,306
Taxable Municipal Bonds (0.1%)
	California GO	7.550%	4/1/39	500	730
	Chicago IL Board of Education GO	6.319%	11/1/29	100	99
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	500	494
Total Taxable Municipal Bonds (Cost $1,337)					1,323

				Shares
Temporary Cash Investments (6.3%)
Money Market Fund (6.2%)
21	Vanguard Market Liquidity Fund	2.209%		615,774	61,577

				Face
				Amount
				($000)
Commercial Paper (0.1%)
22	Enbridge Energy Partners LP	3.073%	10/9/18	625	624
Total Temporary Cash Investments (Cost $62,203)					62,201

29

Core Bond Fund

				Notional	Market
	Expiration	Exercise		Amount	Value •
	Date	Price	Contracts	($000)	($000)
Options Purchased (0.0%)
Exchange-Traded Options Purchased
Call Options
10-Year U.S. Treasury Note
Futures Contracts	10/26/18	120.00	17	2,040	2

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
OTC Credit Default Swaptions Purchased (0.0%)
Put Swaptions
CDX-NA-IG-S30-V1, Pays
1.00% Quarterly	DBAG	10/17/18	67.50%	3,155	—
Total Options Purchased (Cost $4)					2
Total Investments (98.3%) (Cost $991,133)					968,556
Other Assets and Liabilities (1.7%)
Other Assets					124,181
Liabilities					(107,831)
					16,350
Net Assets (100%)					984,906

30

Core Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	906,977
Affiliated Issuers	61,577
Options Purchased	2
Total Investments in Securities	968,556
Investment in Vanguard	50
Receivables for Investment Securities Sold	115,718
Receivables for Accrued Income	6,160
Receivables for Capital Shares Issued	1,173
Variation Margin Receivable—Futures Contracts	24
Variation Margin Receivable—CC Swap Contracts	3
Unrealized Appreciation—Forward Currency Contracts	631
Unrealized Appreciation—OTC Swap Contracts	47
Other Assets	375
Total Assets	1,092,737
Liabilities
Payables for Investment Securities Purchased	105,057
Payables for Capital Shares Redeemed	1,401
Payables for Distributions	411
Payables to Vanguard	102
Options Written, at Value[23]	107
Variation Margin Payable—Futures Contracts	178
Variation Margin Payable—CC Swap Contracts	1
Unrealized Depreciation—Forward Currency Contracts	213
Unrealized Depreciation—OTC Swap Contracts	148
Other Liabilities	213
Total Liabilities	107,831
Net Assets	984,906

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,029,096
Undistributed Net Investment Income	637
Accumulated Net Realized Losses	(20,205)
Unrealized Appreciation (Depreciation)
Investment Securities	(22,575)
Futures Contracts	(2,295)
Options	(4)
Swap Contracts	(183)
Forward Currency Contracts	418
Foreign Currencies	17
Net Assets	984,906

31

Core Bond Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 8,327,530 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	79,865
Net Asset Value Per Share—Investor Shares	$9.59

Admiral Shares—Net Assets
Applicable to 47,198,495 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	905,041
Net Asset Value Per Share—Admiral Shares	$19.18

• See Note A in Notes to Financial Statements.
1 Securities with a value of $610,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $3,235,000 have been segregated as initial margin for open futures contracts.
3 U.S. government-guaranteed.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
September 30, 2018.
8 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
9 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
10 Interest-only security.
11 Inverse floating rate interest-only security whose interest rate is derived by subtracting 1-month USD LIBOR from a cap.
12 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate value of these securities was $105,987,000, representing 10.8% of net assets.
13 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
14 Face amount denominated in Australian dollars.
15 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
16 Face amount denominated in British pounds.
17 Face amount denominated in euro.
18 Scheduled principal and interest payments are guaranteed by bank letter of credit.
19 Guaranteed by the Government of Japan.
20 Face amount denominated in Mexican peso.
21 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
22 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2018, the value of these securities was $624,000, representing 0.1% of net assets.
23 Includes premium received of $105,000.
CC—Centrally Cleared.
DBAG—Deutsche Beteiligungs AG.
GO—General Obligation Bond.
OTC—Over-the-Counter.
REMICS—Real Estate Mortgage Investment Conduits.

32

Core Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contract	10/26/18	17	118.50	2,015	(9)
10-Year U.S. Treasury Note Futures Contract	10/26/18	34	119.00	4,046	(11)
10-Year U.S. Treasury Note Futures Contract	10/26/18	17	119.50	2,032	(3)
10-Year U.S. Treasury Note Futures Contract	10/26/18	34	120.50	4,097	(1)
					(24)

Put Options
10-Year U.S. Treasury Note Futures Contract	10/26/18	17	118.50	2,015	(5)
10-Year U.S. Treasury Note Futures Contract	10/26/18	34	119.00	4,046	(18)
10-Year U.S. Treasury Note Futures Contract	10/26/18	17	119.50	2,032	(15)
10-Year U.S. Treasury Note Futures Contract	10/26/18	17	120.00	2,040	(22)
10-Year U.S. Treasury Note Futures Contract	11/23/18	18	118.50	2,133	(8)
					(68)
					(92)

				Notional
				Amount on
				Underlying	Market
	Expiration		Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
OTC Credit Default Swaptions Written
Call Options
CDX-NA-IG-S30-V1, Receives 1.00% Quarterly	DBAG	10/17/18	60.00%	3,155	(7)
CDX-NA-IG-S31-V1, Receives 1.00% Quarterly	DBAG	11/21/18	62.50%	2,080	(4)
					(11)

Put Options
CDX-NA-IG-S30-V1, Pays 1.00% Quarterly	DBAG	10/17/18	60.00%	3,155	(1)
CDX-NA-IG-S31-V1, Pays 1.00% Quarterly	DBAG	11/21/18	62.50%	2,080	(3)
					(4)
					(15)
Total Options Written					(107)
DBAG—Deutsche Beteiligungs AG.

33

Core Bond Fund

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra Long U. S. Treasury Bond	December 2018	386	59,553	(1,774)
30-Year U. S. Treasury Bond	December 2018	273	38,357	(734)
5-Year U. S. Treasury Note	December 2018	250	28,119	7
2-Year U. S. Treasury Note	December 2018	113	23,813	(22)
10-Year U. S. Treasury Note	December 2018	173	20,549	30
Euro-Buxl	December 2018	56	10,324	17
				(2,476)

Short Futures Contracts
Euro-Buxl	December 2018	(33)	(6,679)	101
Long Gilt	December 2018	(35)	(5,517)	20
AUD 3-Year Treasury Bond	December 2018	(60)	(4,826)	9
AUD 10-Year Treasury Bond	December 2018	(26)	(2,422)	20
Ultra 10-Year U.S. Treasury Note	December 2018	(15)	(1,890)	27
Euro-Bobl	December 2018	(7)	(1,062)	4
				181
				(2,295)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs Bank AG	10/15/18	EUR	14,951	USD	17,478	(99)
BNP Paribas	10/15/18	GBP	1,625	USD	2,130	(11)
Bank of America, N.A.	10/15/18	EUR	607	USD	711	(6)
JPMorgan Chase Bank, N.A.	10/15/18	EUR	125	USD	145	—
Deutsche Bank AG	10/15/18	EUR	49	USD	58	(1)
Citibank, N.A.	11/15/18	AUD	71	USD	51	—
Bank of America, N.A.	11/15/18	AUD	70	USD	51	—
Deutsche Bank AG	10/15/18	USD	25,634	EUR	21,878	202
Toronto-Dominion Bank	11/15/18	USD	13,418	AUD	18,099	330
JPMorgan Chase Bank, N.A.	10/15/18	USD	11,629	MXN	219,996	(96)

34

Core Bond Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	10/15/18	USD	5,872	GBP	4,465	49
Goldman Sachs Bank AG	11/15/18	USD	3,072	AUD	4,215	24
JPMorgan Chase Bank, N.A.	10/15/18	USD	2,779	EUR	2,373	21
HSBC	11/15/18	USD	796	AUD	1,094	5
Goldman Sachs Bank AG	10/15/18	USD	116	EUR	100	—
JPMorgan Chase Bank, N.A.	11/15/18	USD	50	AUD	70	—
Citibank, N.A.	11/15/18	USD	39	AUD	54	—
JPMorgan Chase Bank, N.A.	11/15/18	USD	26	AUD	37	—
						418
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
MXN—Mexican peso.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional Amount		(Paid)[1]	Value	(Depreciation)
Reference Entity	Date		(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S30-V1	6/20/23	USD	424	5.000	33	1
CDX-NA-IG-S30-V1	6/20/23	USD	2,092	1.000	42	3
iTraxx Europe-S30-V1	12/20/23	EUR	1,062	1.000	20	—
						4

Credit Protection Purchased
CDX-NA-IG-S30-V1	12/20/23	USD	40,210	(1.000)	(777)	(70)
						(66)
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

35

Core Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	70	1.000	1	—	1
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	55	1.000	1	—	1
Berkshire Hathaway
Inc./Aa2	6/20/22	BARC	450	1.000	9	(6)	3
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	400	1.000	8	(6)	2
Berkshire Hathaway
Inc./Aa2	6/20/24	BARC	600	1.000	8	(6)	2
Berkshire Hathaway
Inc./Aa2	6/20/24	JPMC	600	1.000	8	(5)	3
Metlife Inc./A3	12/20/21	BARC	100	1.000	2	—	2
Metlife Inc./A3	6/20/24	BARC	700	1.000	7	(1)	6
People’s Republic of
China/A3	6/20/22	BNPSW	200	1.000	4	(1)	3
Petroleos Mexicanos/
Baa3	12/20/23	DBAG	930	1.000	(58)	56	(2)
Republic of Peru/A3	12/20/23	BOANA	1,400	1.000	17	(12)	5
Russian Federation/Ba1 12/20/23		JPMC	275	1.000	(6)	8	2
Russian Federation/Ba1 12/20/23		JPMC	550	1.000	(12)	16	4
Southern Co. /Baa2	6/20/22	JPMC	1,725	1.000	32	(22)	10
Valeo SA/Baa2	6/20/23	GSI	2,460	1.000	1	(3)	(2)
Valeo SA/Baa2	6/20/23	JPMC	2,100	1.000	1	(6)	(5)
Valeo SA/Baa2	12/20/23	GSI	500	1.000	(3)	1	(2)
					20	13	33

Credit Protection Purchased
Bank of China Ltd.	12/20/21	BNPSW	100	(1.000)	(2)	—	(2)
Bank of China Ltd.	6/20/22	BNPSW	200	(1.000)	(4)	—	(4)
Barclays Bank plc	6/20/22	CSFBI	425[1]	(1.000)	(9)	7	(2)
Barclays Bank plc	6/20/22	BOANA	425[1]	(1.000)	(9)	7	(2)
Barclays Bank plc	12/20/22	CITNA	186[1]	(1.000)	6	(6)	—
CECONOMY AG	6/20/22	BARC	210[1]	(1.000)	—	(1)	(1)
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)	—	—	—
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)	—	—	—
CECONOMY AG	6/20/22	BARC	290[1]	(1.000)	(1)	—	(1)
CECONOMY AG	6/20/22	BARC	210[1]	(1.000)	—	(1)	(1)
CECONOMY AG	6/20/22	BARC	85[1]	(1.000)	—	—	—

36

Core Bond Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Commerzbank AG	6/20/21	BOANA	505	(1.000)	(7)	(5)	(12)
Deutsche Bank AG	12/20/22	JPMC	440	(1.000)	2	1	3
Dominion Energy Inc.	6/20/22	JPMC	215	(1.000)	(6)	6	—
Exelon Corp.	6/20/22	JPMC	345	(1.000)	(9)	8	(1)
Exelon Corp.	6/20/22	JPMC	215	(1.000)	(6)	5	(1)
Lincoln National Corp.	6/20/21	BARC	35	(1.000)	(1)	1	—
Lincoln National Corp.	6/20/21	BARC	25	(1.000)	—	(1)	(1)
Lincoln National Corp.	12/20/21	BARC	100	(1.000)	(2)	—	(2)
McDonald’s Corp.	6/20/22	GSI	325	(1.000)	(10)	8	(2)
People’s Republic of
China	6/20/23	GSI	1,200	(1.000)	(27)	16	(11)
Republic of Colombia	6/20/23	GSI	650	(1.000)	(1)	(9)	(10)
Sempra Energy	6/20/22	JPMC	345	(1.000)	(9)	8	(1)
Sempra Energy	6/20/22	JPMC	215	(1.000)	(5)	5	—
Societe Generale SA	12/20/21	JPMC	325	(1.000)	(7)	1	(6)
Standard Chartered
Bank	12/20/21	JPMC	185	(1.000)	(4)	—	(4)
State of Qatar	6/20/22	BOANA	340	(1.000)	(7)	(3)	(10)
State of Qatar	6/20/22	CITNA	660	(1.000)	(14)	(6)	(20)
Telia Company AB	6/20/23	BARC	5,900[1]	(1.000)	(210)	171	(39)
United Mexican States 12/20/23		JPMC	1,575	(1.000)	8	(12)	(4)
					(334)	200	(134)
					(314)	213	(101)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
BARC—BarclaysBankplc.
BNPSW—BNP Paribas.
BOANA—BankofAmerica,N.A.
CITNA—CitibankN.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Beteiligungs AG.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

At September 30, 2018, the counterparties had deposited in segregated accounts securities with a value of $568,000 in connection with forward currency contracts and over-the-counter swap contracts.

37

Core Bond Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid) [3]	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
12/19/19	12/19/18[1]	2,298	2.500	(0.000)	(10)	(1)
12/21/20	12/19/18[1]	5,332	2.750	(0.000)	(34)	(6)
12/20/21	12/19/18[1]	1,884	2.750	(0.000)	(19)	(4)
12/19/22	12/19/18[1]	1,098	2.750	(0.000)	(15)	(2)
12/19/23	12/19/18[1]	774	2.750	(0.000)	(13)	(3)
12/19/28	12/19/18[1]	113	2.750	(0.000)	(3)	—
						(16)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Fixed interest payment received/paid semiannually.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paidquarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Core Bond Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Interest[1]	28,403
Total Income	28,403
Expenses
The Vanguard Group—Note B
Investment Advisory Services	118
Management and Administrative—Investor Shares	176
Management and Administrative—Admiral Shares	877
Marketing and Distribution—Investor Shares	19
Marketing and Distribution—Admiral Shares	67
Custodian Fees	29
Auditing Fees	44
Shareholders’ Reports and Proxy—Investor Shares	7
Shareholders’ Reports and Proxy—Admiral Shares	10
Trustees’ Fees and Expenses	1
Total Expenses	1,348
Net Investment Income	27,055
Realized Net Gain (Loss)
Investment Securities Sold[1]	(14,566)
Futures Contracts	(2,314)
Purchased Options	(142)
Written Options	208
Swap Contracts	(253)
Forward Currency Contracts	861
Foreign Currencies	42
Realized Net Gain (Loss)	(16,164)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(21,288)
Futures Contracts	(1,785)
Purchased Options	4
Written Options	11
Swap Contracts	149
Forward Currency Contracts	132
Foreign Currencies	14
Change in Unrealized Appreciation (Depreciation)	(22,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,872)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $466,000, ($1,000), and ($5,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Core Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,055	16,282
Realized Net Gain (Loss)	(16,164)	(3,532)
Change in Unrealized Appreciation (Depreciation)	(22,763)	(9,822)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,872)	2,928
Distributions
Net Investment Income
Investor Shares	(2,501)	(1,458)
Admiral Shares	(25,700)	(13,502)
Realized Capital Gain[1]
Investor Shares	—	(378)
Admiral Shares	—	(3,414)
Total Distributions	(28,201)	(18,752)
Capital Share Transactions
Investor Shares	(7,025)	27,383
Admiral Shares	147,597	229,954
Net Increase (Decrease) from Capital Share Transactions	140,572	257,337
Total Increase (Decrease)	100,499	241,513
Net Assets
Beginning of Period	884,407	642,894
End of Period[2]	984,906	884,407

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $3,792,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $637,000 and $404,000.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Core Bond Fund

Financial Highlights

Investor Shares
		March 10,
	Year Ended		2016[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$10.00	$10.26	$10.00
Investment Operations
Net Investment Income	. 269 [2]	.217[2]	.097
Net Realized and Unrealized Gain (Loss) on Investments	(.400)	(.219)	.259
Total from Investment Operations	(.131)	(. 002)	. 356
Distributions
Dividends from Net Investment Income	(. 279)	(.197)	(. 096)
Distributions from Realized Capital Gains	—	(.061)	—
Total Distributions	(. 279)	(. 258)	(. 096)
Net Asset Value, End of Period	$9.59	$10.00	$10.26

Total Return[3]	-1.32%	0.03%	3.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$80	$91	$65
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	2.76%	2.18%	2.00%[5]
Portfolio Turnover Rate [4]	263%	232%	229%

1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes 60%, 81%, and 58% attributable to mortgage-dollar-roll activity.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Core Bond Fund

Financial Highlights

Admiral Shares
		March 10,
	Year Ended		2016[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$20.00	$20.53	$20.00
Investment Operations
Net Investment Income	. 563 [2]	.454[2]	.205
Net Realized and Unrealized Gain (Loss) on Investments	(.800)	(.445)	.528
Total from Investment Operations	(.237)	.009	.733
Distributions
Dividends from Net Investment Income	(. 583)	(. 417)	(. 203)
Distributions from Realized Capital Gains	—	(.122)	—
Total Distributions	(. 583)	(. 539)	(. 203)
Net Asset Value, End of Period	$19.18	$20.00	$20.53

Total Return[3]	-1.19%	0.10%	3.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$905	$794	$578
Ratio of Total Expenses to Average Net Assets	0.13%	0.15%	0.15%[5]
Ratio of Net Investment Income to Average Net Assets	2.88%	2.28%	2.10%[5]
Portfolio Turnover Rate [4]	263%	232%	229%

1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $20.00.

2 Calculated based on average shares outstanding.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes 60%, 81%, and 58% attributable to mortgage-dollar-roll activity.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Core Bond Fund

Notes to Financial Statements

Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures.

The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the

43

Core Bond Fund

possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented 17% and 8% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2018, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

44

Core Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets

45

Core Bond Fund

decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default

46

Core Bond Fund

on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2018, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions

47

Core Bond Fund

may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

48

Core Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $50,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	457,973	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	134,922	—
Corporate Bonds	—	240,829	—
Sovereign Bonds	—	71,306	—
Taxable Municipal Bonds	—	1,323	—
Temporary Cash Investments	61,577	624	—
Options Purchased	2	—	—
Options Written	(92)	(15)	—
Futures Contracts—Assets[1]	24	—	—
Futures Contracts—Liabilities[1]	(178)	—	—
Forward Currency Contracts—Assets	—	631	—
Forward Currency Contracts—Liabilities	—	(213)	—
Swap Contracts—Assets	3[1]	47	—
Swap Contracts—Liabilities	(1)[1]	(148)	—
Total	61,335	907,279	—
1 Represents variation margin on the last day of the reporting period.

49

Core Bond Fund

D. At September 30, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Options Purchased	2	—	—	2
Variation Margin Receivable—Futures Contracts	24	—	—	24
Variation Margin Receivable—CC Swap Contracts	3	—	—	3
Unrealized Appreciation—Forwards Contracts	—	631	—	631
Unrealized Appreciation—OTC Swap Contracts	—	—	47	47
Total Assets	29	631	47	707

Options Written	(92)	—	(15)	(107)
Variation Margin Payable—Futures Contracts	(178)	—	—	(178)
Variation Margin Payable—CC Swap Contracts	—	—	(1)	(1)
Unrealized Depreciation—Forwards Contracts	—	(213)	—	(213)
Unrealized Depreciation—OTC Swap Contracts	—	—	(148)	(148)
Total Liabilities	(270)	(213)	(164)	(647)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(2,314)	—	—	(2,314)
Options Purchased	(120)	—	(22)	(142)
Options Written	109	—	99	208
Forward Currency Contracts	—	861	—	861
Swap Contracts	(280)	—	27	(253)
Realized Net Gain (Loss) on Derivatives	(2,605)	861	104	(1,640)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,785)	—	—	(1,785)
Options Purchased	3	—	1	4
Options Written	13	—	(2)	11
Forward Currency Contracts	—	132	—	132
Swap Contracts	(5)	—	154	149
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1,774)	132	153	(1,489)

50

Core Bond Fund

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	—
Undistributed (Overdistributed) Net Investment Income	1,379
Accumulated Net Realized Gains (Losses)	(1,379)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and options and payables for distributions. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	570
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(22,525)
Net Unrealized Gains (Losses)	(22,713)

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	990,815
Gross Unrealized Appreciation	1,435
Gross Unrealized Depreciation	(24,165)
Net Unrealized Appreciation (Depreciation)	(22,730)

F. During the year ended September 30, 2018, the fund purchased $923,296,000 of investment securities and sold $851,966,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,448,692,000 and $1,556,577,000, respectively.

51

Core Bond Fund

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	51,084	5,197	78,467	7,878
Issued in Lieu of Cash Distributions	2,243	230	1,647	166
Redeemed	(60,352)	(6,161)	(52,731)	(5,298)
Net Increase (Decrease)—Investor Shares	(7,025)	(734)	27,383	2,746
Admiral Shares
Issued	414,173	21,169	451,536	22,676
Issued in Lieu of Cash Distributions	21,820	1,120	14,233	719
Redeemed	(288,396)	(14,775)	(235,815)	(11,869)
Net Increase (Decrease)—Admiral Shares	147,597	7,514	229,954	11,526

At September 30, 2018, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Core Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

53

Special 2018 tax information (unaudited) for Vanguard Core Bond Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 75.4% of income dividends are interest-related dividends.

54

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

55

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Core Bond Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$999.32	$1.25
Admiral Shares	1,000.00	1,000.01	0.60
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

57

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Core Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Core Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Core Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Core Bond Fund or the owners of the Core Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Core Bond Fund. Investors acquire the Core Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Core Bond Fund. The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Core Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Core Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Core Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Core Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Core Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Core Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG

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© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

58

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q13200 112018

Annual Report | September 30, 2018

Vanguard Emerging Markets Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	7
Performance Summary.	9
Financial Statements.	11
About Your Fund’s Expenses.	37
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2018, Investor Shares of Vanguard Emerging Markets Bond Fund returned 2.39%. It outpaced its benchmark index by more than 4 percentage points and the average of its peer group by more than 6 percentage points. Admiral Shares returned 0.92% from their inception on December 6, 2017, through September 30, 2018.

• Emerging-market bonds had a strong start to the fiscal year, underpinned by robust synchronized global growth. As the year progressed, the pace of U.S. monetary tightening increased while growth outside the U.S. slowed, putting pressure on emerging markets. Countries most exposed to higher dollar-funding costs led the sell-off.

• The fund’s relative-value-driven strategy served investors well throughout the volatility. In addition to out-of-benchmark allocations to high-quality issuers from the Middle East, local-currency exposures in Brazil and Mexico and corporate exposure in Brazil added value.

Total Returns: Fiscal Year Ended September 30, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Bond Fund
Investor Shares	5.24%	4.20%	-1.81%	2.39%
Admiral™ Shares (Inception: 12/6/2017)	5.39	3.70	-2.78	0.92
JP Morgan EMBI Global Diversified				-1.92
Emerging Markets Hard Currency Debt Funds
Average				-4.04

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Emerging Markets Bond Fund	0.60%	0.45%	1.13%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the fund’s expense ratios were 0.60% for Investor Shares and 0.45% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Emerging Markets Hard Currency Debt Funds.

1

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

2

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

3

Advisor’s Report

Investor Shares of Vanguard Emerging Markets Bond Fund returned 2.39% for the 12 months ended September 30, 2018. The fund’s benchmark, the JP Morgan EMBI Global Diversified, returned –1.92% for the same period. The average return of its peer group of emerging-market hard currency debt funds was –4.04%. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

Admiral Shares of the fund were launched on December 6, 2017. They returned 0.92% from that date through September 30, 2018.

The 30-day SEC yield for Investor Shares climbed to 5.24% by the close of the period compared with 3.98% a year earlier.

The investment environment

After a good start to the fiscal year, some shifts in the macroeconomic landscape put emerging-market assets under pressure.

The pace of U.S. economic expansion accelerated, aided by tax cuts and a pickup in consumer spending and nonresidential fixed investment. That, along with a drop in unemployment to almost a 50-year low and an increase in inflation to near the 2% target, led the Federal Reserve to raise interest rates by a quarter percentage point four times during the period. The increases almost doubled short-term borrowing costs. Longer-term U.S. bond yields rose and, in the second half of the period, the dollar strengthened.

In October 2017, the Fed also began trimming its balance sheet, making it the first developed-market central bank since the 2008 global financial crisis to begin quantitative tightening. Both the European Central Bank and the Bank of Japan are still in quantitative-easing mode.

For emerging markets, developments in the United States effectively tightened their financial conditions, raised the cost of borrowing in dollars, and precipitated capital outflows. The countries most affected were those with large short-term external funding needs, including Argentina, Turkey, and South Africa.

While the U.S. economy accelerated, momentum elsewhere weakened and regional divergences increased. In Europe, Brexit continued to breed uncertainty, as did the possibility of U.S. tariffs on European-made automobiles and concerns about the spending plans of Italy’s newly elected populist government.

More relevant for emerging markets was the slowdown in China, given its role as their most significant growth driver over the past decade. Trade tensions and tariffs added another layer of uncertainty for emerging markets. Those countries have been some of the biggest beneficiaries of the expansion of global trade in recent decades.

Management of the fund

Our investment strategy is driven by relative value selection among securities and countries. This tactical approach, rather than taking directional bets to be

4

long or short the market, enabled the fund to significantly outpace its competitors during a volatile year.

Given the robust macroeconomic backdrop early in the fiscal year, when global growth was more synchronized, we held securities with yields that we believed had the most room to tighten.

Subsequently—as the calm in the bond market persisted even as the Fed continued raising rates while unwinding its balance sheet—we turned more defensive. Rather than moving up in credit quality to achieve that, we increased cash levels and reduced market value at risk by tilting the portfolio to bonds in the parts of the yield curve that had the best carry-to-volatility ratios. The timing worked out well as a bout of turbulence in February led emerging-market bonds to meaningfully reprice.

Although emerging-market valuations have become more attractive overall since that reset, we have remained cautious toward some of the weaker credits. To limit our exposure to those credits, we have bought bonds further out on the yield curve to reduce the market value at risk. That trade proved effective during the second and third quarters of 2018.

Another positive for the fund was our out-of-benchmark allocations. They included some high-quality Middle Eastern issuers, namely Saudi Arabia, the United Arab Emirates, and Kuwait. We felt they offered a better risk/reward profile than some of their Latin American counterparts included in the benchmark.

We added local-currency Mexican rates because its central bank is ahead of the U.S. Fed in tightening, so there is less need for further hikes. With the Mexican national election in the rearview mirror and a new North American free-trade agreement in the works, the level of risk associated with that market has lessened. We selectively added debt issued by Brazilian companies given the backdrop of corporate deleveraging. We also felt that long-dated local-currency Brazilian rates offered a good risk/reward profile ahead of the October general election.

In terms of detractors from relative performance, we probably weren’t wary enough about Turkey. On the other hand, we may have been overly pessimistic about some weaker countries, including Ecuador, Lebanon, and Bahrain.

Outlook

Emerging markets are going through a regime change as the easy monetary cycle experienced since the 2008 global financial crisis has shifted to tightening. The Fed is expected to continue raising interest rates this year and next while the pace of quantitative tightening gradually accelerates.

That said, we remain positive about emerging-market bonds, given the repricing that has taken place, as we are now getting paid more for the investment risk than a year ago. Moreover, the fundamentals of most major emerging markets remain sound and should be able to withstand additional volatility and macroeconomic headwinds. Many have acclimated to the

5

more adverse external environment through currency adjustments, and additional risk premiums have been built into bond prices.

Major risks to the downside for emerging markets remain additional trade frictions and/or a hard landing for the Chinese economy, which would put a brake on global growth and weigh on commodity prices.

We acknowledge that volatility in emerging-market debt is likely to pick up again. For that reason, we are entering the fund’s new fiscal year tactically more defensive. Any upswing in volatility should provide better levels for active relative-value-driven managers like us to add value compared with competitors who count on getting directional outcomes right.

Daniel Shaykevich, Portfolio Manager Vanguard Fixed Income Group October 23, 2018

6

Emerging Markets Bond Fund

Fund Profile
As of September 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEMBX	VEGBX
Expense Ratio[1]	0.60%	0.45%
30-Day SEC Yield	5.24%	5.39%

Financial Attributes
		JP Morgan
		EMBI Global
		Diversified
	Fund	Index
Number of Bonds	94	666
Yield to Maturity (before
expenses)	5.7%	6.4%
Average Coupon	-0.8%	6.0%
Average Duration	6.3 years	6.7 years
Average Effective
Maturity	10.2 years	10.9 years
Short-Term Reserves	8.9%	—

Sector Diversification (% of portfolio)
Foreign Government	94.4%
Industrial	2.5
Treasury/Agency	3.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
Aa	1.3%
A	10.8
Baa	40.4
Ba	16.1
B	22.0
Caa	0.8
C	0.3
Not Rated	8.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	11.3%
1 - 3 Years	9.0
3 - 5 Years	18.2
5 - 7 Years	17.7
7 - 10 Years	17.7
10 - 20 Years	5.6
20 - 30 Years	15.7
Over 30 Years	4.8

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratios were 0.60% for Investor Shares and 0.45% for Admiral Shares.

7

Emerging Markets Bond Fund

Market Diversification (% of portfolio)
Fund
Indonesia	8.2%
Mexico	7.5
Argentina	7.3
Chile	6.3
Ukraine	5.2
Hungary	4.6
Brazil	3.7
Guatemala	3.7
Saudi Arabia	3.5
Russia	3.3
Philippines	3.2
Egypt	2.8
Kazakhstan	2.6
Turkey	2.5
Colombia	2.2
India	2.1
Dominican Republic	2.0
El Salvador	2.0
South Africa	1.6
Uruguay	1.6
Romania	1.6
Oman	1.6
Angola	1.4
Honduras	1.3
Sri Lanka	1.3
Peru	1.2
Panama	1.2
Bermuda	1.1
Venezuela	1.0
Paraguay	1.0
Trinidad and Tobago	1.0
Senegal	1.0
Other	9.4

8

Emerging Markets Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 10, 2016, Through September 30, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2018

		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/10/2016)	Investment
Emerging Markets Bond FundInvestor
Shares	2.39%	8.90%	$12,437

JP Morgan EMBI Global Diversified	-1.92	5.35	11,425
Emerging Markets Hard Currency Debt
Funds Average	-4.04	4.97	11,320

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $50,000
	(12/6/2017)	Investment
Emerging Markets Bond Fund Admiral Shares	0.92%	$50,458
JP Morgan EMBI Global Diversified	-2.69	48,657

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Emerging Markets Bond Fund

Fiscal-Year Total Returns (%): March 10, 2016, Through September 30, 2018
				JP Morgan
				EMBI Global
			Investor Shares	Diversified
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	2.81%	10.70%	13.51%	11.36%
2017	5.11	1.90	7.01	4.61
2018	4.20	-1.81	2.39	-1.92

10

Emerging Markets Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Angola (1.3%)
Sovereign Bond (1.3%)
Republic of Angola	9.375%	5/8/48	1,250	1,322
Total Angola (Cost $1,255)				1,322
Argentina (6.7%)
Sovereign Bonds (6.7%)
Argentine Republic	5.625%	1/26/22	600	541
Argentine Republic	4.625%	1/11/23	1,517	1,280
Argentine Republic	6.875%	1/26/27	4,742	4,031
1 Argentine Republic	2.500%	12/31/38	700	416
1 City of Buenos Aires	8.950%	2/19/21	500	502
Total Argentina (Cost $6,699)				6,770
Armenia (0.6%)
Sovereign Bonds (0.6%)
Republic of Armenia	6.000%	9/30/20	400	407
Republic of Armenia	7.150%	3/26/25	200	211
Total Armenia (Cost $627)				618
Bermuda (1.0%)
Sovereign Bond (1.0%)
Bermuda	4.854%	2/6/24	1,000	1,040
Total Bermuda (Cost $1,029)				1,040
Brazil (3.4%)
Corporate Bonds (1.3%)
Embraer Netherlands Finance BV	5.050%	6/15/25	500	501
2 Suzano Austria GmbH	6.000%	1/15/29	850	852
				1,353
Sovereign Bonds (2.1%)
Federative Republic of Brazil	5.000%	1/27/45	850	702
Petrobras Global Finance BV	7.375%	1/17/27	1,400	1,416
				2,118
Total Brazil (Cost $3,492)				3,471

11

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Chile (5.8%)
Corporate Bond (0.6%)
Celulosa Arauco y Constitucion SA	5.500%	11/2/47	600	586
				586
Sovereign Bonds (5.2%)
Corp. Nacional del Cobre de Chile	7.500%	1/15/19	800	809
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	1,000	1,022
Corp. Nacional del Cobre de Chile	4.500%	9/16/25	1,500	1,524
Empresa de Transporte de Pasajeros
Metro SA	5.000%	1/25/47	250	251
Empresa Nacional del Petroleo	3.750%	8/5/26	1,500	1,426
2 Empresa Nacional del Petroleo	4.500%	9/14/47	250	223
				5,255
Total Chile (Cost $5,867)				5,841
China (0.9%)
Sovereign Bond (0.9%)
2 Sinopec Group Overseas Development
2018 Ltd.	4.250%	9/12/28	867	854
Total China (Cost $860)				854
Colombia (2.0%)
Sovereign Bonds (2.0%)
Republic of Colombia	4.375%	7/12/21	1,100	1,121
Republic of Colombia	10.375%	1/28/33	615	936
Total Colombia (Cost $2,076)				2,057
Costa Rica (0.7%)
Sovereign Bond (0.7%)
Republic of Costa Rica	7.158%	3/12/45	800	705
Total Costa Rica (Cost $761)				705
Cote d’Ivoire (0.4%)
Sovereign Bond (0.4%)
3 Republic of Cote d’Ivoire	6.625%	3/22/48	350	380
Total Cote d’Ivoire (Cost $431)				380
Croatia (0.6%)
Sovereign Bond (0.6%)
3 Republic of Croatia	3.000%	3/20/27	500	614
Total Croatia (Cost $610)				614
Dominican Republic (1.8%)
Sovereign Bonds (1.8%)
Dominican Republic	6.875%	1/29/26	500	534
Dominican Republic	6.500%	2/15/48	1,350	1,325
Total Dominican Republic (Cost $1,882)				1,859
Egypt (2.6%)
Sovereign Bonds (2.6%)
Arab Republic of Egypt	6.125%	1/31/22	800	800
Arab Republic of Egypt	7.500%	1/31/27	1,560	1,589
Arab Republic of Egypt	8.500%	1/31/47	250	250
Total Egypt (Cost $2,690)				2,639

12

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
El Salvador (1.8%)
Sovereign Bond (1.8%)
Republic of El Salvador	7.750%	1/24/23	1,750	1,830
Total El Salvador (Cost $1,865)				1,830
Ghana (0.5%)
Sovereign Bond (0.5%)
1 Ghana Government International Bond	8.627%	6/16/49	500	501
Total Ghana (Cost $481)				501
Guatemala (3.4%)
Sovereign Bond (3.4%)
Republic of Guatemala	5.750%	6/6/22	3,300	3,424
Total Guatemala (Cost $3,448)				3,424
Honduras (1.2%)
Sovereign Bond (1.2%)
Republic of Honduras	6.250%	1/19/27	1,200	1,231
Total Honduras (Cost $1,237)				1,231
Hungary (4.2%)
Sovereign Bonds (4.2%)
Republic of Hungary	6.250%	1/29/20	1,500	1,558
Republic of Hungary	6.375%	3/29/21	600	641
Republic of Hungary	5.375%	2/21/23	1,000	1,060
3 Republic of Hungary	1.250%	10/22/25	850	979
Total Hungary (Cost $4,279)				4,238
India (2.0%)
Sovereign Bonds (2.0%)
Export-Import Bank of India	4.000%	1/14/23	1,500	1,483
2 Export-Import Bank of India	3.875%	2/1/28	565	524
Total India (Cost $2,067)				2,007
Indonesia (7.5%)
Sovereign Bonds (7.5%)
Republic of Indonesia	5.375%	10/17/23	4,750	5,010
Republic of Indonesia	5.875%	1/15/24	2,400	2,577
Total Indonesia (Cost $7,609)				7,587
Jordan (0.5%)
Sovereign Bond (0.5%)
Hashemite Kingdom of Jordan	7.375%	10/10/47	500	469
Total Jordan (Cost $464)				469
Kazakhstan (2.4%)
Sovereign Bonds (2.4%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,000	984
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	600	660
KazMunayGas National Co. JSC	6.375%	10/24/48	750	788
Total Kazakhstan (Cost $2,458)				2,432

13

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kenya (0.7%)
Sovereign Bond (0.7%)
Republic of Kenya	7.250%	2/28/28	750	731
Total Kenya (Cost $703)				731
Latvia (0.2%)
Sovereign Bond (0.2%)
Republic of Latvia	2.750%	1/12/20	200	198
Total Latvia (Cost $199)				198
Lebanon (0.6%)
Sovereign Bonds (0.6%)
Republic of Lebanon	6.650%	11/3/28	400	303
Republic of Lebanon	7.250%	3/23/37	400	301
Total Lebanon (Cost $650)				604
Lithuania (0.7%)
Sovereign Bonds (0.7%)
Republic of Lithuania	6.125%	3/9/21	170	181
Republic of Lithuania	6.625%	2/1/22	500	551
Total Lithuania (Cost $731)				732
Mexico (6.9%)
Corporate Bond (0.4%)
[1,2] Grupo Bimbo SAB de CV	5.950%	7/17/66	400	402
				402
Sovereign Bonds (6.5%)
Petroleos Mexicanos	8.000%	5/3/19	323	332
Petroleos Mexicanos	6.000%	3/5/20	500	516
Petroleos Mexicanos	5.500%	1/21/21	1,250	1,290
Petroleos Mexicanos	6.875%	8/4/26	1,600	1,681
Petroleos Mexicanos	5.625%	1/23/46	1,000	848
4 United Mexican States	8.000%	12/7/23	34,500	1,861
				6,528
Total Mexico (Cost $6,919)				6,930
Mongolia (0.8%)
Sovereign Bond (0.8%)
Mongolia	10.875%	4/6/21	750	846
Total Mongolia (Cost $829)				846
Oman (1.5%)
Sovereign Bond (1.5%)
Sultanate of Oman	6.750%	1/17/48	1,500	1,459
Total Oman (Cost $1,467)				1,459
Panama (0.8%)
Sovereign Bond (0.8%)
Republic of Panama	9.375%	4/1/29	535	757
Total Panama (Cost $798)				757
Paraguay (1.0%)
Republic of Paraguay	5.600%	3/13/48	1,000	997
Total Paraguay (Cost $1,021)				997

14

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Peru (1.1%)
Sovereign Bonds (1.1%)
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,000	1,020
Republic of Peru	8.750%	11/21/33	50	74
Total Peru (Cost $1,094)				1,094
Philippines (3.0%)
Sovereign Bonds (3.0%)
Republic of the Philippines	4.200%	1/21/24	2,000	2,055
Republic of the Philippines	9.500%	2/2/30	650	962
Total Philippines (Cost $3,023)				3,017
Qatar (0.5%)
Sovereign Bond (0.5%)
State of Qatar	5.103%	4/23/48	500	520
Total Qatar (Cost $500)				520
Romania (1.5%)
Sovereign Bonds (1.5%)
Republic of Romania	5.125%	6/15/48	1,500	1,475
Total Romania (Cost $1,489)				1,475
Russia (3.0%)
Sovereign Bonds (3.0%)
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	600	616
Russian Federation	5.000%	4/29/20	300	305
Russian Federation	4.250%	6/23/27	200	192
Russian Federation	5.250%	6/23/47	2,000	1,920
Total Russia (Cost $3,084)				3,033
Saudi Arabia (2.4%)
Sovereign Bonds (2.4%)
Kingdom of Saudi Arabia	5.000%	4/17/49	2,400	2,434
Total Saudi Arabia (Cost $2,375)				2,434
Senegal (0.9%)
Sovereign Bond (0.9%)
1 Republic of Senegal	6.750%	3/13/48	1,000	893
Total Senegal (Cost $909)				893
Serbia, Republic of (0.6%)
Sovereign Bond (0.6%)
Republic of Serbia	4.875%	2/25/20	600	607
Total Serbia, Republic of (Cost $607)				607
South Africa (1.5%)
Sovereign Bond (1.5%)
Republic of South Africa	5.875%	9/16/25	1,500	1,524
Total South Africa (Cost $1,527)				1,524
Sri Lanka (1.2%)
Sovereign Bond (1.2%)
Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	1,200	1,195
Total Sri Lanka (Cost $1,205)				1,195

15

Emerging Markets Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Supranational (0.8%)
Sovereign Bond (0.8%)
2	Arab Petroleum Investments Corp.	4.125%	9/18/23	800	804
Total Supranational (Cost $799)					804
Trinidad and Tobago (0.9%)
Sovereign Bond (0.9%)
	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	1,000	930
Total Trinidad and Tobago (Cost $1,037)					930
Turkey (2.3%)
Sovereign Bonds (2.3%)
2	Export Credit Bank of Turkey	6.125%	5/3/24	421	377
	Republic of Turkey	5.750%	3/22/24	1,079	1,014
	Republic of Turkey	4.250%	4/14/26	850	712
	Republic of Turkey	5.750%	5/11/47	250	195
Total Turkey (Cost $2,364)					2,298
Ukraine (4.0%)
Sovereign Bonds (4.8%)
	Ukraine	7.750%	9/1/22	3,000	2,991
1	Ukraine Government International Bond	7.375%	9/25/32	1,200	1,043
1	Ukreximbank Via Biz Finance plc	9.625%	4/27/22	750	763
Total Ukraine (Cost $4,967)					4,797
Uruguay (1.5%)
Sovereign Bond (1.5%)
1	Oriental Republic of Uruguay	4.975%	4/20/55	1,500	1,500
Total Uruguay (Cost $1,438)					1,500
Venezuela (1.0%)
Sovereign Bonds (1.0%)
5	Bolivarian Republic of Venezuela	11.750%	10/21/26	640	179
5	Bolivarian Republic of Venezuela	7.000%	3/31/38	500	132
[1,5]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	613
5	Petroleos de Venezuela SA	5.375%	4/12/27	462	100
Total Venezuela (Cost $1,039)					1,024

				Shares
Temporary Cash Investments (8.9%)
Money Market Fund (8.9%)
6	Vanguard Market Liquidity Fund (Cost $8,980)	2.209%		89,801	8,980
Total Temporary Cash Investments (Cost $8,980)					8,980

16

Emerging Markets Bond Fund

			Notional	Market
	Expiration	Strike	Amount	Value •
	Date	Price	($000)	($000)
Options Purchased (0.0%)
Foreign Currency Options
Put Options
ZAR	11/16/18	$14.3820	2,000	43
Total Options Purchased (Cost $39)				43
Total Investments (100.4%) (Cost $101,980)				101,311
Other Assets and Liabilities (-0.4%)
Other Assets[7]				2,088
Liabilities				(2,541)
Net Assets (100%)				100,858

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				92,288
Affiliated Issuers				8,980
Options Purchased				43
Total Investments in Securities				101,311
Investment in Vanguard				5
Receivables for Accrued Income				1,277
Receivables for Capital Shares Issued				290
Variation Margin Receivable—Futures Contracts				1
Unrealized Appreciation—Forward Currency Contracts				75
Unrealized Appreciation—OTC Swap Contracts				75
Other Assets[7]				365
Total Assets				103,399
Liabilities
Payables for Investment Securities Purchased				1,570
Payables for Capital Shares Redeemed				32
Payables for Distributions				88
Payables to Vanguard				22
Variation Margin Payable—CC Swap Contracts				5
Unrealized Depreciation—Forward Currency Contracts				54
Unrealized Depreciation—OTC Swap Contracts				76
Other Liabilities				694
Total Liabilities				2,541
Net Assets				100,858

17

Emerging Markets Bond Fund

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	102,757
Undistributed Net Investment Income	107
Accumulated Net Realized Losses	(1,345)
Unrealized Appreciation (Depreciation)
Investment Securities	(673)
Futures Contracts	(48)
Options on Foreign Currency	4
Swap Contracts	20
Forward Currency Contracts	21
Foreign Currencies	15
Net Assets	100,858

Investor Shares—Net Assets
Applicable to 2,367,796 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,534
Net Asset Value Per Share—Investor Shares	$10.36

Admiral Shares—Net Assets
Applicable to 3,166,192 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	76,324
Net Asset Value Per Share—Admiral Shares	$24.11

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate value of these securities was $4,036,000, representing 4.0% of net assets.
3 Face amount denominated in euro.
4 Face amount denominated in Mexican peso.
5 Non-income-producing security—security in default.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Cash of $95,000 has been segregated as initial margin for open futures contracts and cash of $147,000 has been segregated as initial margin for open cleared swap contracts.
ZAR—South African rand.
OTC—Over-the-Counter.
CC—Centrally Cleared.

18

Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2018	36	4,536	(73)
5-Year U.S. Treasury Note	December 2018	6	675	(6)
				(79)

Short Futures Contracts
Euro-Bund	December 2018	(16)	(2,950)	26
Ultra Long U.S. Treasury Bond	December 2018	(1)	(154)	5
				31
				(48)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Bank	11/20/18	ZAR	11,328	USD	800	(4)
BNP Paribas Securities, Inc.	10/17/18	RUB	52,050	USD	751	42
BNP Paribas Securites, Inc.	10/2/18	BRL	2,919	USD	700	23
Toronto Dominion Bank	10/2/18	BRL	455	USD	110	3
Goldman Sachs Bank AG	10/15/18	USD	1,817	MXN	34,367	(15)
Deutsche Bank AG	10/17/18	USD	1,443	PEN	4,822	(16)
Deutsche Bank AG	10/15/18	USD	907	EUR	775	7
HSBC Bank USA N.A.	10/2/18	USD	821	BRL	3,374	(15)
JPMorgan Chase Bank, N.A.	10/17/18	USD	779	RUB	51,367	(4)
BNP Paribas Securities, Inc.	10/15/18	USD	7	EUR	6	—
						21
BRL—Brazilian real.
EUR—Euro.
MXN—Mexican peso.
PEN—Peruvian sol.
RUB—Russian ruble.
USD—U.S. dollar.
ZAR—South African rand.

19

Emerging Markets Bond Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/
Moody’s Rating
Ministry of Finance
Malaysia/A3	12/20/23	BARC	2,750	1.000	6	(2)	4
Petroleos Mexicanos/
Baa3	12/20/23	DBAG	1,400	1.000	(87)	85	(2)
Republic of Indonesia/
Baa2	12/20/23	BNPSW	650	1.000	(10)	14	4
Republic of Peru/A3	12/20/23	BOANA	5,700	1.000	67	(47)	20
Republic of Philippines/
Baa2	12/20/23	BNPSW	1,400	1.000	14	(9)	5
Russian Federation/Ba1 12/20/23		GSI	1,150	1.000	(24)	33	9
Russian Federation/Ba1 12/20/23		JPMC	700	1.000	(15)	20	5
					(49)	94	45
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Fixed interest payment received/paid semiannually.

2 Based on 28-day Mexican Interbank Rate (TIIE) as of the most recent reset date and paid every 28 days.

3 Fixed interest payment received/paid annually.

4 Based on the 6-month Budapest Interbank Offered Rate and paid semiannually. HUF—Hungarian forint.

MXN—Mexican peso.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest	Interest
				Rate	Rate		Unrealized
	Future			Received	Received		Appreciation
	Effective	Notional	Amount	(Paid)	(Paid)	Value	(Depreciation)
Termination Date	Date		(000)	(%)	(%)	($000)	($000)
6/27/28	N/A	MXN	27,750	8.080[1]	(8.102)[2]	(13)	(13)
7/31/28	N/A	HUF	300,000	(2.668)[3]	0.300 [4]	34	34
							21

20

Emerging Markets Bond Fund

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
			Received	Received		Appreciation
		Notional Amount	(Paid)[1]	(Paid)[1,2]	Value	(Depreciation)
Termination Date	Counterparty	(000)	(%)	(%)	($000)	($000)
1/2/25	HSBC	BRL 2,378	12.010	(6.390)	28	28
1/2/25	HSBC	BRL 5,184	10.455	(6.390)	(64)	(64)
1/2/25	HSBC	BRL 2,268	10.978	(6.390)	(10)	(10)
					(46)	(46)

BRL—Brazilian real.

HSBC—HSBC Holdings plc.

1 Fixed and Floating interest payment received/paid at maturity of contract.

2 Based on 1 Day Overnight Brazil CETIP Interbank Deposit Rate.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Bond Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Interest[1]	3,423
Total Income	3,423
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2
Management and Administrative—Investor Shares	177
Management and Administrative—Admiral Shares	121
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	—
Custodian Fees	21
Auditing Fees	46
Shareholders’ Reports and Proxy—Investor Shares	2
Shareholders’ Reports and Proxy—Admiral Shares	1
Total Expenses	370
Expenses Paid Indirectly	(2)
Net Expenses	368
Net Investment Income	3,055
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,771)
Futures Contracts	78
Purchased Options	(19)
Swap Contracts	411
Forward Currency Contracts	379
Foreign Currencies	(18)
Realized Net Gain (Loss)	(940)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(941)
Futures Contracts	(46)
Purchased Options	4
Swap Contracts	12
Forward Currency Contracts	10
Foreign Currencies	12
Change in Unrealized Appreciation (Depreciation)	(949)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,166

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $50,000, ($1,000), and ($1,000) respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,055	549
Realized Net Gain (Loss)	(940)	569
Change in Unrealized Appreciation (Depreciation)	(949)	(318)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,166	800
Distributions
Net Investment Income
Investor Shares	(1,458)	(558)
Admiral Shares	(1,797)	—
Realized Capital Gain
Investor Shares[1]	(630)	(501)
Admiral Shares	—	—
Total Distributions	(3,885)	(1,059)
Capital Share Transactions
Investor Shares	14,419	1,059
Admiral Shares	77,011	—
Net Increase (Decrease) from Capital Share Transactions	91,430	1,059
Total Increase (Decrease)	88,711	800
Net Assets
Beginning of Period	12,147	11,347
End of Period[2]	100,858	12,147

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $531,000 and $478,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $107,000 and ($13,000).

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Bond Fund

Financial Highlights

Investor Shares
		March 10,
	Year Ended		2016[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$10.76	$11.07	$10.00
Investment Operations
Net Investment Income	. 443 [2]	.504[2]	.286
Net Realized and Unrealized Gain (Loss) on Investments	(.193)	.184	1.050
Total from Investment Operations	.250	.688	1.336
Distributions
Dividends from Net Investment Income	(. 439)	(. 514)	(. 266)
Distributions from Realized Capital Gains	(.211)	(.484)	—
Total Distributions	(. 650)	(. 998)	(. 266)
Net Asset Value, End of Period	$10.36	$10.76	$11.07

Total Return[3]	2.39%	7.01%	13.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25	$12	$11
Ratio of Total Expenses to Average Net Assets	0.60%	0.60%	0.60%[4]
Ratio of Net Investment Income to Average Net Assets	4.29%	4.79%	4.85%[4]
Portfolio Turnover Rate	350%	261%	153%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Emerging Markets Bond Fund

Financial Highlights

Admiral Shares
December 6, 2017[1] to
For a Share Outstanding Throughout the Period	September 30, 2018
Net Asset Value, Beginning of Period	$24.80
Investment Operations
Net Investment Income[2]	.875
Net Realized and Unrealized Gain (Loss) on Investments	(.659)
Total from Investment Operations	.216
Distributions
Dividends from Net Investment Income	(.906)
Distributions from Realized Capital Gains	—
Total Distributions	(. 906)
Net Asset Value, End of Period	$24.11

Total Return[3]	0.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$76
Ratio of Total Expenses to Average Net Assets	0.45%[4]
Ratio of Net Investment Income to Average Net Assets	4.44%[4]
Portfolio Turnover Rate	350%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Emerging Markets Bond Fund

Notes to Financial Statements

Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. Admiral Shares were issued on December 6, 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing

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Emerging Markets Bond Fund

brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts each represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2018, the fund’s average investment in forward currency contracts represented 14% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market.

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Emerging Markets Bond Fund

The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net

28

Emerging Markets Bond Fund

Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 10% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Options on foreign currency are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended September 30, 2018, the fund’s average value of options purchased and options written represented less than 1% and 0% of net assets, respectively, based on the average market values at each quarter-end during the period.

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Emerging Markets Bond Fund

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $5,000, representing 0.00% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2018, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of 0.00% of average net assets).

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Emerging Markets Bond Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	2,341	—
Sovereign Bonds	—	89,947
Temporary Cash Investments	8,980	—	—
Options Purchased	43	—	—
Futures Contracts—Assets[1]	1	—	—
Forward Currency Contracts—Assets	—	75	—
Forward Currency Contracts— Liabilities	—	(54)
Swap Contracts—Assets	—	75	—
Swap Contracts—Liabilities	(5)[1]	(76)
Total	9,019	92,308	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Credit	Currency	Interest Rate
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Purchased Options	—	43	—	43
Unrealized Appreciation—Forward Currency Contracts	—	75	—	75
Unrealized Appreciation—Swap Contracts	75	—	—	75
Variation Margin Receivable—Futures Contracts	—	—	1	1
Total Assets	75	118	1	194

Unrealized Depreciation—Forward Currency Contracts	—	(54)	—	(54)
Unrealized Depreciation —Swap Contracts	(76)	—	—	(76)
Variation Margin Payable—Swap Contracts	—	—	(5)	(5)
Total Liabilities	(76)	(54)	(5)	(135)

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Emerging Markets Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2018, were:

	Credit	Currency	Interest Rate
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Options Purchased	—	(19)	—	(19)
Futures Contracts	—	—	78	78
Forward Currency Contracts	—	379	—	379
Swap Contracts	361	—	50	411
Realized Net Gain (Loss) on Derivatives	361	360	128	849

Change in Unrealized Appreciation (Depreciation) on Derivatives
Options Purchased	—	4	—	4
Futures Contracts	—	—	(46)	(46)
Forward Currency Contracts	—	10	—	10
Swap Contracts	35	—	(23)	12
Change in Unrealized Appreciation
(Depreciation) on Derivatives	35	14	(69)	(20)

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified to the following accounts:

Amount ($000)
Paid-in Capital	—
Undistributed (Overdistributed) Net Investment Income	320
Accumulated Net Realized Gains (Losses)	(320)

32

Emerging Markets Bond Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, options, and swap agreements; payables for distributions and the deferral of post-October capital losses to future periods. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	261
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(1,382)
Net Unrealized Gains (Losses)	(634)

* Includes losses of $1,382,000 realized subsequent to October 31, 2017, which are deferred and will be treated as realized for tax purposes in the next fiscal year.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	102,074
Gross Unrealized Appreciation	692
Gross Unrealized Depreciation	(1,341)
Net Unrealized Appreciation (Depreciation)	(649)

G. During the year ended September 30, 2018, the fund purchased $276,390,000 of investment securities and sold $196,157,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $25,643,000 and 25,545,000 respectively.

33

Emerging Markets Bond Fund

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	53,674	5,051	—	—
Issued in Lieu of Cash Distributions	1,989	189	1,059	103
Redeemed	(41,244)	(4,001)	—	—
Net Increase (Decrease)—Investor Shares	14,419	1,239	1,059	103
Admiral Shares[1]
Issued	97,472	4,015	—	—
Issued in Lieu of Cash Distributions	1,453	60	—	—
Redeemed	(21,914)	(909)	—	—
Net Increase (Decrease)—Admiral Shares	77,011	3,166	—	—
1 Inception was December 6, 2017, for Admiral Shares.

I. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Emerging
Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Emerging Markets Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard Emerging Markets Bond Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $98,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Bond Fund	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,007.57	$3.02
Admiral Shares	1,000.00	1,008.75	2.27
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.06	$3.04
Admiral Shares	1,000.00	1,022.81	2.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.60% for Investor Shares and 0.45% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

39

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14310 112018

Annual Report | September 30, 2018

Vanguard Institutional Bond Funds

Vanguard Institutional Short-Term Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Institutional Short-Term Bond Fund.	5
Institutional Intermediate-Term Bond Fund.	41
About Your Fund’s Expenses.	88
Glossary.	90

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended September 30, 2018, Vanguard Institutional Short-Term Bond Fund returned 0.67% and Vanguard Institutional Intermediate-Term Bond Fund returned –0.75%. Both funds outpaced their benchmark indexes; the Short-Term Fund also did better than the average for its peer group.

• The bond market was marked by rising rates during the period. Short-term maturities moved higher as the Federal Reserve notched four federal funds rate increases, and longer-term rates rose on brighter prospects for growth and inflation.

• The Intermediate-Term Fund and, to a lesser extent, the Short-Term Fund had durations that were shorter than their benchmarks’, a positive given the rising rate environment. Both funds’ holdings in asset-backed securities also added to relative performance.

• Over the ten years ended September 30, the Short-Term Fund’s average annual return was 2.23% and the Intermediate-Term Fund’s return was 3.25%. Both funds surpassed their benchmark indexes.

Total Returns: Fiscal Year Ended September 30, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Institutional Short-Term Bond Fund
Institutional Plus Shares	2.75%	2.12%	-1.45%	0.67%
Bloomberg Barclays U.S. 1–3 Year Government/Credit
ex Baa Index				0.12
1–5 Year Investment-Grade Debt Funds Average				0.35
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	3.06%	2.41%	-3.16%	-0.75%
Bloomberg Barclays U.S. Intermediate Aggregate ex
Baa Index				-0.98

Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended September 30, 2018
Average
Annual Return
Institutional Short-Term Bond Fund Institutional Plus Shares	2.23%
Bloomberg Barclays U.S. 1–3 Year Government/Credit ex Baa Index	1.51
1–5 Year Investment-Grade Debt Funds Average	2.38
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Intermediate-Term Bond Fund Institutional Plus Shares	3.25%
Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index	3.09

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley

President and Chief Executive Officer
October 18, 2018

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.76%	17.07%	13.67%
Russell 2000 Index (Small-caps)	15.24	17.12	11.07
Russell 3000 Index (Broad U.S. market)	17.58	17.07	13.46
FTSE All-World ex US Index (International)	2.13	10.18	4.51

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.22%	1.31%	2.16%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.35	2.24	3.54
FTSE Three-Month U. S. Treasury Bill Index	1.57	0.80	0.48

CPI
Consumer Price Index	2.28%	1.99%	1.52%

Institutional Short-Term Bond Fund

Fund Profile
As of September 30, 2018

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		U.S. 1–3	U.S.
		Year	Aggregate
		Gov/Credit	Float
		ex Baa	Adjusted
	Fund	Index	Index
Number of Bonds	805	984	10,112
Yield to Maturity
(before expenses)	3.1%	2.9%	3.4%
Average Coupon	2.6%	2.1%	3.1%
Average Duration	1.9 years	1.9 years	6.1 years
Average Effective
Maturity	2.1 years	2.0 years	8.4 years
Ticker Symbol	VISTX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	2.75%	—	—
Short-Term
Reserves	5.9%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	38.4%
Commercial Mortgage-Backed	2.9
Finance	22.1
Foreign	14.8
Industrial	6.0
Treasury/Agency	15.3
Utilities	0.4
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	U.S. 1–3 Year	Barclays U.S.
	Gov/Credit	Aggregate Float
	ex Baa Index	Adjusted Index
R-Squared	0.94	0.75
Beta	0.95	0.23

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	14.8%
Aaa	44.1
Aa	16.7
A	19.2
Not Rated	5.2

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	28.5%
1 - 3 Years	51.5
3 - 5 Years	16.3
5 - 7 Years	2.6
7 - 10 Years	1.1

1 The expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratio was 0.02%.

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018

Initial Investment of $10,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018

				Final Value
	One	Five	Ten	of a $10,000,000
	Year	Years	Years	Investment
Institutional Short-Term Bond Fund
Institutional Plus Shares	0.67%	1.17%	2.23%	$12,461,815
Bloomberg Barclays U.S. 1–3 Year

Government/Credit ex Baa Index	0.12	0.72	1.51	11,616,272

1–5 Year Investment-Grade Debt Funds
Average	0.35	1.18	2.38	12,650,554
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	-1.23	2.16	3.79	14,510,440

For a benchmark description, see the Glossary.

1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018

				Bloomberg
				Barclays
				U.S. 1–3 Year
				Gov/Credit
				ex Baa
		Institutional Plus Shares		Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	0.00%	8.70%	8.70%	5.70%
2010	0.00	3.76	3.76	3.03
2011	0.00	1.31	1.31	1.23
2012	0.00	2.21	2.21	1.16
2013	0.00	0.67	0.67	0.50
2014	0.00	1.04	1.04	0.65
2015	0.35	0.95	1.30	1.24
2016	1.37	0.38	1.75	1.11
2017	1.67	-0.57	1.10	0.49
2018	2.12	-1.45	0.67	0.12

The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Institutional Short-Term Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (14.5%)
U. S. Government Securities (5.3%)
	United States Treasury Note/Bond	1.500%	2/28/19	8,500	8,471
	United States Treasury Note/Bond	1.625%	3/31/19	46,000	45,820
	United States Treasury Note/Bond	1.000%	6/30/19	15,000	14,834
[1,2]	United States Treasury Note/Bond	1.375%	9/30/19	13,000	12,837
	United States Treasury Note/Bond	1.000%	10/15/19	50,000	49,148
	United States Treasury Note/Bond	1.750%	11/30/19	1,200	1,187
	United States Treasury Note/Bond	1.875%	12/31/19	10,850	10,738
	United States Treasury Note/Bond	2.000%	1/31/20	3,990	3,952
	United States Treasury Note/Bond	2.250%	2/29/20	1,000	993
	United States Treasury Note/Bond	2.375%	4/30/20	30,900	30,712
	United States Treasury Note/Bond	2.500%	5/31/20	15,000	14,930
	United States Treasury Note/Bond	1.625%	7/31/20	5,000	4,895
	United States Treasury Note/Bond	2.625%	7/31/20	126,661	126,245
	United States Treasury Note/Bond	2.000%	1/15/21	11,400	11,186
	United States Treasury Note/Bond	1.375%	1/31/21	14,000	13,534
	United States Treasury Note/Bond	2.625%	6/15/21	1,570	1,560
	United States Treasury Note/Bond	1.625%	8/31/22	1,600	1,523
	United States Treasury Note/Bond	2.500%	3/31/23	195	191
	United States Treasury Note/Bond	2.875%	7/31/25	60,000	59,494
	United States Treasury Note/Bond	1.625%	5/15/26	1,000	905
					413,155
Agency Bonds and Notes (9.2%)
3	AID-Jordan	2.578%	6/30/22	15,000	14,722
4	Federal Home Loan Banks	0.875%	10/1/18	34,500	34,499
4	Federal Home Loan Banks	1.750%	12/14/18	28,000	27,971
4	Federal Home Loan Banks	1.375%	3/18/19	31,100	30,955
4	Federal Home Loan Banks	5.375%	5/15/19	25,250	25,692
4	Federal Home Loan Banks	0.875%	8/5/19	110,200	108,614
5	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	79,990	79,960
5	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	25,700	25,390
5	Federal National Mortgage Assn.	1.375%	1/28/19	17,000	16,946
5	Federal National Mortgage Assn.	0.875%	8/2/19	8,550	8,428
5	Federal National Mortgage Assn.	2.750%	6/22/21	64,700	64,424
5	Federal National Mortgage Assn.	2.875%	9/12/23	234,900	233,279
5	Federal National Mortgage Assn.	1.875%	9/24/26	15,250	13,852

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Financing Corp.	0.000%	11/2/18	3,380	3,374
4	Tennessee Valley Authority	2.250%	3/15/20	30,100	29,843
					717,949
Conventional Mortgage-Backed Securities (0.0%)
[5,6]	Freddie Mac Gold Pool	6.000%	4/1/28	7	8
Total U.S. Government and Agency Obligations (Cost $1,136,527)					1,131,112
Asset-Backed/Commercial Mortgage-Backed Securities (39.3%)
6	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	3,780	3,703
6	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	5,600	5,547
6	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	1,490	1,467
6	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	18,110	17,770
6	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	44,820	44,808
6	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	33,960	33,924
7	American Tower Trust #1	3.652%	3/23/48	430	421
[6,7]	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	3,145	3,257
6	AmeriCredit Automobile Receivables Trust
	2016-1	1.810%	10/8/20	114	113
[6,7]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	708	716
[6,7]	Aventura Mall Trust 2018-AVM	4.112%	7/5/40	740	753
[6,7]	Avis Budget Rental Car Funding AESOP LLC
	2017-1A	3.070%	9/20/23	5,215	5,090
[6,7]	Avis Budget Rental Car Funding AESOP LLC
	2017-2A	2.970%	3/20/24	6,090	5,898
[6,7]	Avis Budget Rental Car Funding AESOP LLC
	2018-1A	3.700%	9/20/24	10,720	10,672
6	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.429%	9/15/48	290	289
6	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	749	749
6	Banc of America Commercial Mortgage Trust
	2017-BNK3	3.574%	2/15/50	160	157
6	BANK 2017 - BNK4	3.625%	5/15/50	255	252
6	BANK 2017 - BNK5	3.390%	6/15/60	270	262
6	BANK 2017 - BNK6	3.254%	7/15/60	440	421
6	BANK 2017 - BNK6	3.518%	7/15/60	420	410
6	BANK 2017 - BNK6	3.741%	7/15/60	30	29
6	BANK 2017 - BNK7	3.435%	9/15/60	380	368
6	BANK 2017 - BNK8	3.488%	11/15/50	1,120	1,089
6	BANK 2017 - BNK9	3.538%	11/15/54	505	492
6	BANK 2018 - BN12	4.255%	5/15/61	500	516
6	BANK 2018 - BN13	4.217%	8/15/61	750	769
6	BANK 2018 - BNK10	3.641%	2/15/61	380	379
6	BANK 2018 - BNK10	3.688%	2/15/61	990	976
6	BANK 2018-BN14	4.185%	9/15/60	445	458
6	BANK 2018-BN14	4.231%	9/15/60	890	919
[6,7,8] Bank of America Student Loan Trust 2010-1A		3.135%	2/25/43	2,815	2,828
	Bank of Nova Scotia	1.875%	4/26/21	23,910	23,093
6	Benchmark 2018-B1 Mortgage Trust	3.602%	1/15/51	110	110
6	Benchmark 2018-B1 Mortgage Trust	3.666%	1/15/51	590	584
6	Benchmark 2018-B1 Mortgage Trust	3.878%	1/15/51	60	60
6	Benchmark 2018-B2 Mortgage Trust	3.882%	2/15/51	1,750	1,761
6	Benchmark 2018-B3 Mortgage Trust	4.025%	4/10/51	580	587
6	Benchmark 2018-B5 Mortgage Trust	4.208%	7/15/51	590	607

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Benchmark 2018-B6 Mortgage Trust	4.170%	11/10/51	788	815
6	Benchmark 2018-B6 Mortgage Trust	4.261%	11/10/51	680	704
6	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	12,970	12,848
6	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	4,040	3,984
6	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	2,220	2,181
[6,8]	Brazos Higher Education Authority Inc. Series
	2005-3	2.573%	6/25/26	1,799	1,788
[6,8]	Brazos Higher Education Authority Inc. Series
	2011-1	3.111%	2/25/30	3,019	3,037
6	Cabela’s Credit Card Master Note Trust
	2015-1A	2.260%	3/15/23	5,850	5,778
[6,7]	Canadian Pacer Auto Receivables Trust A
	Series 2017	2.050%	3/19/21	1,400	1,389
[6,7]	Canadian Pacer Auto Receivables Trust A
	Series 2017	2.286%	1/19/22	990	975
[6,7]	Canadian Pacer Auto Receivables Trust A
	Series 2018	3.220%	9/19/22	4,920	4,903
6	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	630	626
6	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	130	129
[6,7]	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	240	238
[6,7]	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	170	167
[6,7]	Capital Auto Receivables Asset Trust 2018-1	2.790%	1/20/22	7,030	7,004
6	Capital One Multi-Asset Execution Trust
	2017-A4	1.990%	7/17/23	8,135	7,963
[6,7]	CARDS II Trust 2018-2A	3.047%	4/17/23	23,940	23,899
6	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	5,272	5,261
6	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	6,975	6,938
6	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	5,435	5,398
6	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	12,720	12,551
6	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	21,642	21,393
6	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	11,690	11,313
6	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	13,510	13,169
6	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	7,130	7,019
6	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	4,040	3,941
6	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	7,425	7,396
6	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	10,620	10,490
6	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	1,680	1,652
6	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	29,670	29,661
6	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	14,840	14,869
6	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	520	484
6	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	815	807
6	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	380	373
6	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	555	540
6	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	225	219
6	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	7,729	7,686
[6,7]	CFCRE Commercial Mortgage Trust 2011-C2	5.947%	12/15/47	2,072	2,193
6	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	472	456
[6,7]	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	24,730	24,639
[6,7]	Chrysler Capital Auto Receivables Trust
	2015-BA	2.260%	10/15/20	6,345	6,342
[6,7]	Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	22,740	22,666
[6,7]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	8,232	8,185

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.870%	2/15/22	6,210	6,110
6	Citibank Credit Card Issuance Trust
	2018-A1	2.490%	1/20/23	1,950	1,921
[6,7]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	450	450
6	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	952	935
6	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	279	282
6	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	3,415	3,492
6	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	1,207	1,214
6	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	2,026	2,049
6	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	756	756
6	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	255	256
6	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	591	582
6	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	3,132	3,127
6	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	50	48
6	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	950	953
6	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	3,505	3,525
6	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	1,456	1,403
6	Citigroup Commercial Mortgage Trust
	2016-P4	2.902%	7/10/49	240	226
6	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	520	505
6	Citigroup Commercial Mortgage Trust
	2017-P8	3.465%	9/15/50	1,035	1,005
6	Citigroup Commercial Mortgage Trust
	2018-C5	4.228%	6/10/51	230	237
6	CNH Equipment Trust 2016-B	1.970%	11/15/21	9,000	8,854
6	CNH Equipment Trust 2017-B	2.170%	4/17/23	5,460	5,330
6	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	363	359
6	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	901	895
6	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	580	567
[6,7]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	340	335
6	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	550	536
6	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	291	284
6	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	924	938
6	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	813	840
6	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	530	534
6	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,152	1,179
6	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	837	864
6	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	20	20
6	COMM 2013-CCRE9 Mortgage Trust	4.375%	7/10/45	1,194	1,237

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	COMM 2013-CCRE9 Mortgage Trust	4.399%	7/10/45	3,169	3,253
[6,7]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	406	410
6	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	155
6	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	984	966
[6,7]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	1,098	1,070
6	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	20	20
6	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	495	512
6	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	30	31
6	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,060	1,081
6	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	350	356
6	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	350	349
6	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,106	3,143
6	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	80	78
6	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	2,492	2,489
6	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,328	1,321
6	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,987	2,017
6	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	855	840
6	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	855	855
6	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	976	981
6	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	487	484
6	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	44	43
[6,7]	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	496	492
6	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	1,944	1,952
6	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	1,240	1,209
6	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	520	501
6	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	970	997
[6,7]	Daimler Trucks Retail Trust 2018-1	2.850%	7/15/21	42,760	42,682
[6,7]	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	11,840	11,809
6	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	740	715
[6,7]	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	6,800	6,776
[6,7]	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	5,940	5,875
[6,7]	Dell Equipment Finance Trust 2018-1	2.970%	10/22/20	12,152	12,155
[6,7]	DLL Securitization Trust Series 2018-1	3.100%	4/18/22	13,535	13,505
7	DNB Boligkreditt AS	2.500%	3/28/22	9,910	9,633
[6,7,9] Edsouth Indenture No 9 LLC 2015-1		3.016%	10/25/56	674	674
[6,7]	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	212	212
[6,7]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	11,028	11,002
[6,7]	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	1,480	1,473
[5,6]	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	13,006	12,290
6	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	13,390	13,040
[6,9]	First National Master Note Trust 2017-1	2.558%	4/18/22	14,990	15,001
[6,9]	First National Master Note Trust 2017-2	2.598%	10/16/23	6,030	6,035
6	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	6,520	6,465
6	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	3,300	3,259
6	Ford Credit Auto Lease Trust 2018-A	2.930%	6/15/21	58,340	58,191
6	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	5,350	5,328
6	Ford Credit Auto Lease Trust 2018-B	3.190%	12/15/21	15,260	15,270
6	Ford Credit Auto Lease Trust 2018-B	3.300%	2/15/22	5,390	5,392
[6,7]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	15,479	15,428
[6,7]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	2,930	2,911
[6,7]	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	39,000	38,520
[6,7]	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	36,545	35,749
[6,7]	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	33,000	31,938
[6,7]	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	61,220	59,632
[6,7]	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	30,610	29,373

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	Ford Credit Auto Owner Trust 2018-2	3.470%	1/15/30	31,840	31,773
6	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	26,200	26,171
[6,7]	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	6,560	6,386
6	Ford Credit Floorplan Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	2,115	2,083
6	Ford Credit Floorplan Master Owner Trust A
	Series 2017-1	2.070%	5/15/22	66,150	65,083
6	Ford Credit Floorplan Master Owner Trust A
	Series 2017-2	2.160%	9/15/22	30,110	29,563
6	Ford Credit Floorplan Master Owner Trust A
	Series 2018-1	2.950%	5/15/23	40,300	40,005
6	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	9,200	9,136
6	GM Financial Automobile Leasing Trust 2017-2	2.180%	6/21/21	6,180	6,109
6	GM Financial Automobile Leasing Trust 2017-3	1.720%	1/21/20	18,598	18,526
6	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	12,170	12,067
6	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	3,710	3,658
6	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	24,920	24,758
6	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	29,110	29,124
6	GM Financial Automobile Leasing Trust 2018-3	3.180%	6/21/21	10,950	10,945
6	GM Financial Automobile Leasing Trust 2018-3	3.300%	7/20/22	2,150	2,150
[6,7]	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	4,260	4,141
6	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	5,945	5,891
6	GM Financial Consumer Automobile 2018-3	3.020%	5/16/23	31,600	31,523
6	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	9,990	9,954
6,7	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	29,660	28,981
6,7	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	27,050	26,954
[6,7]	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	940	924
[6,7]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	80,100	79,093
[6,7,9] Golden Credit Card Trust 2017-4A		2.678%	7/15/24	20,690	20,714
[6,7]	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	22,260	21,930
[6,7]	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	31,290	31,168
[6,7,8] Gosforth Funding 2016-1A plc		3.014%	2/15/58	13,219	13,243
[6,7,8] Gosforth Funding 2018-1A plc		2.714%	8/25/60	19,820	19,824
[6,7]	GreatAmerica Leasing Receivables Funding
	LLC Series 2015-1	2.020%	6/21/21	52	52
[6,7]	GreatAmerica Leasing Receivables Funding
	LLC Series 2016-1	1.990%	4/20/22	1,100	1,092
[6,7]	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.600%	6/15/21	3,970	3,934
[6,7]	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.830%	6/17/24	2,580	2,545
6	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	5	5
[6,7]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	217	224
6	GS Mortgage Securities Trust 2013-GC13	4.185%	7/10/46	1,338	1,373
6	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,176	1,159
6	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	60	61
6	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	3,596	3,668
6	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	110	111
6	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	60	60
6	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	620	608
6	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,380	1,379
6	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	460	448
6	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	80	79
6	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	1,170	1,150

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	550	516
6	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	1,110	1,134
[6,7]	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	10,525	10,338
[6,7]	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	8,760	8,619
[6,7]	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	2,865	2,848
[6,7]	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	2,430	2,362
[6,7]	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	1,503	1,464
[6,7,8] Holmes Master Issuer plc 2018-1		2.699%	10/15/54	14,680	14,660
[6,7,8] Holmes Master Issuer plc 2018-2A		2.561%	10/15/54	27,420	27,309
6	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	8,510	8,291
6	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	1,810	1,788
6	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	2,900	2,840
6	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	13,990	13,966
6	Honda Auto Receivables 2018-3 Owner Trust	2.950%	8/22/22	22,120	22,051
6	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	8,110	8,068
[6,7]	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	960	921
6,7	Hyundai Auto Lease Securitization Trust 2017-B	2.130%	3/15/21	15,120	14,968
6,7	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	11,080	10,994
6,7	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	2,180	2,155
6,7	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	26,050	25,956
6,7	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	8,250	8,193
6,7	Hyundai Auto Lease Securitization Trust 2018-B	3.040%	10/15/21	25,740	25,696
6,7	Hyundai Auto Lease Securitization Trust 2018-B	3.200%	6/15/22	3,290	3,284
6	Hyundai Auto Receivables Trust 2017-B	1.960%	2/15/23	6,960	6,768
[6,7]	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	8,360	8,327
[6,8]	Illinois Student Assistance Commission
	Series 2010-1	3.385%	4/25/22	238	238
[6,7]	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,036	2,009
6	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,965	1,961
6	John Deere Owner Trust 2016-B	1.490%	5/15/23	2,135	2,103
6	John Deere Owner Trust 2017-A	2.110%	12/15/23	11,350	11,208
6	John Deere Owner Trust 2017-B	2.110%	7/15/24	6,770	6,556
6	John Deere Owner Trust 2018-B	3.080%	11/15/22	36,300	36,223
6	John Deere Owner Trust 2018-B	3.230%	6/16/25	11,550	11,501
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	83	85
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	4.070%	11/15/43	362	367
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	1,560	1,602
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.586%	8/15/46	867	904
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	4,957	5,054
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	381	373
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	1,627	1,610
[6,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,124	1,115
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	2,283	2,333
6	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	363	366

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
6 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	264	268
6 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	1,250	1,287
6 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	1,315	1,288
6 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	3.461%	7/15/47	360	361
6 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP3	2.870%	8/15/49	1,650	1,550
6 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP4	3.648%	12/15/49	110	109
6 JP Morgan Chase Commercial Mortgage
Securities Trust 2017-JP6	3.490%	7/15/50	310	303
6 JPMBB Commercial Mortgage Securities
Trust 2013-C12	3.664%	7/15/45	2,043	2,060
6 JPMBB Commercial Mortgage Securities
Trust 2013-C12	4.171%	7/15/45	1,835	1,857
6 JPMBB Commercial Mortgage Securities
Trust 2013-C14	3.761%	8/15/46	259	262
6 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.133%	8/15/46	277	285
6 JPMBB Commercial Mortgage Securities
Trust 2013-C15	3.659%	11/15/45	246	248
6 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.199%	1/15/47	2,947	3,038
6 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.079%	2/15/47	1,460	1,495
6 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.439%	2/15/47	700	719
6 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.997%	4/15/47	100	102
6 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.493%	8/15/47	240	239
6 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.639%	11/15/47	1,183	1,183
6 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.231%	1/15/48	390	382
6 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.494%	1/15/48	10	10
6 JPMBB Commercial Mortgage Securities
Trust 2015-C27	3.179%	2/15/48	330	321
6 JPMBB Commercial Mortgage Securities
Trust 2015-C30	3.822%	7/15/48	40	40
6 JPMBB Commercial Mortgage Securities
Trust 2015-C31	3.801%	8/15/48	220	221
6 JPMBB Commercial Mortgage Securities
Trust 2015-C32	3.598%	11/15/48	490	486
6 JPMCC Commercial Mortgage Securities
Trust 2017-JP5	3.723%	3/15/50	860	855
6 JPMCC Commercial Mortgage Securities
Trust 2017-JP7	3.454%	9/15/50	340	331
6 JPMDB Commercial Mortgage Securities
Trust 2017-C7	3.409%	10/15/50	240	233

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	JPMDB Commercial Mortgage Securities
	Trust 2018-C8	4.211%	6/15/51	230	237
[6,7,8] Lanark Master Issuer plc 2018-1A		2.730%	12/22/69	4,409	4,405
[6,7,9] Lanark Master Issuer plc 2018-2A		2.846%	12/22/69	16,090	16,079
[6,7,9] Master Credit Card Trust II Series 2018-1A		2.672%	7/22/24	9,700	9,677
6	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	6,620	6,607
6	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	10,630	10,565
6	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	1,060	1,048
6	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	12,310	12,290
[6,7]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	237	237
[6,7]	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	7,239	7,218
[6,7]	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	1,170	1,148
[6,7]	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	8,390	8,034
[6,7]	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	10,320	10,029
[6,7]	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	5,160	4,962
[6,7]	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	6,490	6,495
[6,7]	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	3,550	3,541
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.176%	8/15/45	879	872
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	694	689
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C6	2.858%	11/15/45	459	450
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.219%	7/15/46	3,023	3,086
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	3.960%	8/15/46	1,068	1,078
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	4.303%	8/15/46	70	72
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	3.824%	10/15/46	305	309
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	70	72
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C13	4.039%	11/15/46	150	153
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.064%	2/15/47	250	255
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.384%	2/15/47	250	257
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	1,724	1,737
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	4.051%	4/15/47	2,065	2,111
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	3.892%	6/15/47	2,028	2,058
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.094%	6/15/47	465	468
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C17	3.741%	8/15/47	70	70
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C19	3.326%	12/15/47	200	199
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C19	3.526%	12/15/47	20	20
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C20	3.069%	2/15/48	250	247

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C20	3.249%	2/15/48	90	88
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.451%	7/15/50	230	225
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C24	3.732%	5/15/48	1,190	1,190
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.635%	10/15/48	2,112	2,097
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C29	3.325%	5/15/49	1,450	1,406
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	2,590	2,568
6	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C34	3.536%	11/15/52	460	447
[6,7]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	1,344	1,326
6	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	6,630	6,621
6	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	650	604
6	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	1,690	1,673
6	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	180	177
6	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	222	217
[6,7,9] Motor plc 2017 1A		2.746%	9/25/24	15,600	15,587
[6,9]	Navient Student Loan Trust 2014-8	2.656%	4/25/23	9,374	9,385
[6,9]	Navient Student Loan Trust 2015-3	2.866%	6/26/56	16,175	16,244
[6,7,9] Navient Student Loan Trust 2016-2		3.266%	6/25/65	6,230	6,289
[6,7,9] Navient Student Loan Trust 2016-3		3.066%	6/25/65	5,437	5,465
[6,7,9] Navient Student Loan Trust 2016-6A		2.966%	3/25/66	36,920	37,254
[6,7,9] Navient Student Loan Trust 2017-1		2.966%	7/26/66	17,020	17,099
[6,7,9] Navient Student Loan Trust 2017-3A		2.816%	7/26/66	9,825	9,895
[6,7,9] Navient Student Loan Trust 2017-4A		2.716%	9/27/66	8,650	8,688
[6,7,9] Navient Student Loan Trust 2018-1		2.406%	3/25/67	1,070	1,070
[6,7,9] Navient Student Loan Trust 2018-1		2.566%	3/25/67	2,330	2,329
[6,7,9] Navient Student Loan Trust 2018-1		2.936%	3/25/67	2,880	2,893
[6,7,9] Navistar Financial Dealer Note Master
	Trust II 2017-1A	2.996%	6/27/22	12,390	12,437
[6,7]	NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	8,880	8,872
6	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	17,500	17,400
6	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	5,610	5,556
6	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	15,110	14,983
6	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	4,210	4,156
6	Nissan Auto Receivables 2016-A Owner Trust	1.590%	7/15/22	2,250	2,205
6	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	15,700	15,466
6	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	8,850	8,638
6	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	12,310	12,251
[6,9]	Nissan Master Owner Trust Receivables
	Series 2017-C	2.478%	10/17/22	18,600	18,634
[6,7]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	654	664
[6,7]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	510	497
[6,7,9] Pepper Residential Securities Trust
	2017A-A1UA	3.233%	3/10/58	349	349
[6,7,9] Pepper Residential Securities Trust
	2018A-A1UA	3.089%	3/12/47	121	121
[6,7,9] Pepper Residential Securities Trust
	2019A-A1U1	2.489%	10/12/18	570	570
[6,7,9] Pepper Residential Securities Trust
	2020A-A1U1	2.658%	3/16/19	730	727

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7,9] Pepper Residential Securities
	Trust 2021-A1U	3.038%	1/16/60	3,116	3,114
[6,7,8] Permanent Master Issuer plc 2018-1A		2.747%	7/15/58	13,840	13,846
[6,7]	PFS Financing Corp 2017-B	2.220%	7/15/22	1,020	999
[6,7,9] PFS Financing Corp. 2017-C		2.628%	10/15/21	1,440	1,440
[6,7]	PFS Financing Corp. 2017-D	2.400%	10/17/22	1,500	1,472
[6,7]	PFS Financing Corp. 2018-D	3.190%	4/17/23	640	636
[6,7,9] PHEAA Student Loan Trust 2016-2A		3.166%	11/25/65	12,855	13,020
6	Public Service New Hampshire Funding
	LLC 2018-1	3.094%	2/1/26	9,320	9,292
6	Public Service New Hampshire Funding
	LLC 2018-1	3.506%	8/1/28	3,190	3,178
6	Public Service New Hampshire Funding
	LLC 2018-1	3.814%	2/1/35	3,030	3,028
[6,7,9] Resimac Premier Series 2016-1A		3.523%	10/10/47	2,048	2,062
[6,7,9] Resimac Premier Series 2017-1A		3.081%	9/11/48	5,403	5,405
[6,7,9] Resimac Premier Series 2018-1A		2.933%	11/10/49	2,502	2,500
[6,7,9] Resimac Premier Series 2018-1NCA		2.987%	12/16/59	4,520	4,518
6	Royal Bank of Canada	1.875%	2/5/20	5,800	5,705
6	Santander Drive Auto Receivables
	Trust 2017-1	1.770%	9/15/20	684	683
6	Santander Drive Auto Receivables
	Trust 2017-3	1.670%	6/15/20	409	409
6	Santander Drive Auto Receivables
	Trust 2017-3	1.870%	6/15/21	320	319
6	Santander Drive Auto Receivables
	Trust 2018-1	2.100%	11/16/20	734	733
6	Santander Drive Auto Receivables
	Trust 2018-1	2.320%	8/16/21	300	299
[6,7]	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	2,130	2,101
[6,7]	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	16,210	16,148
[6,7]	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	5,680	5,646
[6,7]	Securitized Term Auto Receivables Trust
	2016-1A	1.524%	3/25/20	6,782	6,756
[6,7]	Securitized Term Auto Receivables Trust
	2016-1A	1.794%	2/25/21	14,340	14,165
[6,7]	Securitized Term Auto Receivables Trust
	2017-1A	1.890%	8/25/20	26,585	26,466
[6,7]	Securitized Term Auto Receivables Trust
	2017-1A	2.209%	6/25/21	12,900	12,751
[6,7]	Securitized Term Auto Receivables Trust
	2017-2A	2.040%	4/26/21	12,380	12,208
[6,7]	Securitized Term Auto Receivables Trust
	2017-2A	2.289%	3/25/22	4,160	4,051
[6,7]	Securitized Term Auto Receivables Trust
	2018-1A	3.068%	1/25/22	11,310	11,227
[6,7]	Securitized Term Auto Receivables Trust
	2018-1A	3.298%	11/25/22	4,030	3,991
[6,8]	SLM Student Loan Trust 2003-14	2.565%	1/25/23	608	608
6	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	2,330	2,264
[6,7]	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	489	480
[6,7,9] SMB Private Education Loan Trust 2016-B		3.608%	2/17/32	398	407
[6,7,9] SMB Private Education Loan Trust 2016-C		3.258%	9/15/34	680	689
[6,7,9] SMB Private Education Loan Trust 2017-A		3.058%	9/15/34	3,110	3,130

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	790	766
[6,7]	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	2,320	2,301
[6,7]	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	1,370	1,366
[6,7]	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	2,530	2,529
[6,7]	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	3,500	3,386
[6,7,9] SoFi Professional Loan Program 2017-A LLC		2.916%	3/26/40	2,368	2,374
[6,7]	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	890	873
[6,7]	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	600	581
[6,7]	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	967	953
[6,7]	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	350	339
[6,7]	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	1,149	1,138
[6,7]	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	580	562
[6,7]	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	454	450
[6,7]	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	230	224
[6,7]	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	1,600	1,583
[6,7]	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	3,590	3,582
[6,7]	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	2,000	1,993
6	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	13,520	13,528
6	Synchrony Credit Card Master Note Trust
	2015-1	2.370%	3/15/23	14,730	14,580
6	Synchrony Credit Card Master Note Trust
	2015-4	2.380%	9/15/23	24,190	23,800
6	Synchrony Credit Card Master Note Trust
	2016-2	2.210%	5/15/24	210	204
6	Synchrony Credit Card Master Note Trust
	2016-3	1.580%	9/15/22	20,540	20,277
6	Synchrony Credit Card Master Note Trust
	2017-2	2.620%	10/15/25	5,240	5,079
6	Synchrony Credit Card Master Note Trust
	Series 2012-2	2.220%	1/15/22	10,603	10,592
[6,7]	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	98
6	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	840	818
6	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	7,140	7,060
6	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	480	471
6	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	5,060	5,044
6	Toyota Auto Receivables 2018-C Owner Trust	3.020%	12/15/22	30,750	30,682
6	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	14,270	14,221
[6,7]	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	2,350	2,304
[6,7]	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	2,050	2,050
6	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	247	250
6	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	495	488
[6,7]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	2,364	2,332
6	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	521	509
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.244%	4/10/46	100	99
6	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.469%	4/10/46	60	59
6	USAA Auto Owner Trust 2017-1	1.880%	9/15/22	7,560	7,426
[6,7]	Verizon Owner Trust 2016-2A	1.680%	5/20/21	6,620	6,573
[6,7]	Verizon Owner Trust 2017-1A	2.060%	9/20/21	20,500	20,301
[6,7]	Verizon Owner Trust 2017-2A	1.920%	12/20/21	27,610	27,245
[6,7]	Verizon Owner Trust 2017-3	2.060%	4/20/22	10,800	10,632
[6,7]	Verizon Owner Trust 2018-1	2.820%	9/20/22	35,740	35,498

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,236	2,191
6	Volkswagen Auto Loan Enhanced Trust
	2018-1	3.020%	11/21/22	18,810	18,765
6	Volkswagen Auto Loan Enhanced Trust
	2018-1	3.150%	7/22/24	8,520	8,493
[6,7,9] Volvo Financial Equipment Master Owner
	Trust 2017-A	2.658%	11/15/22	3,570	3,580
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	531	521
6	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	434	429
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	312	316
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	1,306	1,345
6	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.423%	7/15/46	350	357
6	Wells Fargo Commercial Mortgage Trust
	2014-LC16	3.548%	8/15/50	90	90
6	Wells Fargo Commercial Mortgage Trust
	2014-LC16	3.817%	8/15/50	20	20
6	Wells Fargo Commercial Mortgage Trust
	2014-LC18	3.405%	12/15/47	10	10
6	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	960	932
6	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.190%	2/15/48	80	78
6	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.451%	2/15/48	460	454
6	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	2,620	2,610
6	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	700	698
6	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	1,241	1,251
6	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	2,594	2,603
6	Wells Fargo Commercial Mortgage Trust
	2016-C32	3.560%	1/15/59	320	317
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.525%	12/15/49	360	352
6	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	90	90
6	Wells Fargo Commercial Mortgage Trust
	2017-C38	3.453%	7/15/50	520	506
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.157%	9/15/50	190	179
6	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.418%	9/15/50	2,135	2,066
6	Wells Fargo Commercial Mortgage Trust
	2017-C40	3.581%	10/15/50	1,160	1,136
6	Wells Fargo Commercial Mortgage Trust
	2017-C41	3.472%	11/15/50	1,430	1,387

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Wells Fargo Commercial Mortgage Trust
	2017-C42	3.589%	12/15/50	580	567
6	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	176	174
6	Wells Fargo Commercial Mortgage Trust
	2018-C43	4.012%	3/15/51	660	666
6	Wells Fargo Commercial Mortgage Trust
	2018-C46	4.152%	8/15/51	470	480
7	Westpac Banking Corp.	2.100%	2/25/21	1,300	1,264
[6,7]	WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	614	627
6	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	597	597
6	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	752	761
6	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	385	379
6	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	1,312	1,286
6	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	567	558
6	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	359	362
6	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	526	541
6	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	215	216
6	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	348	351
6	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	1,042	1,071
6	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	960	965
6	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	110	113
6	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	30	31
6	WFRBS Commercial Mortgage Trust
	2014-C21	3.410%	8/15/47	80	79
6	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	230	231
6	WFRBS Commercial Mortgage Trust
	2014-C23	3.650%	10/15/57	800	797
6	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	1,038	1,054
6	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	2,251	2,242
6	WFRBS Commercial Mortgage Trust
	2014-LC14	3.766%	3/15/47	60	60
6	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	1,179	1,206
[6,7]	Wheels SPV 2 LLC 2016-1A	1.870%	5/20/25	2,145	2,122
6	World Financial Network Credit Card
	Master Note Trust Series 2012-D	2.150%	4/17/23	22,000	21,888

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
6 World Financial Network Credit Card Master
Note Trust Series 2015-B	2.550%	6/17/24	3,270	3,228
6 World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	10,456	10,394
6 World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	23,491	23,211
6 World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	5,280	5,199
6 World Omni Automobile Lease Securitization
Trust 2017-A	2.320%	8/15/22	8,800	8,706
6 World Omni Automobile Lease Securitization
Trust 2018-A	2.830%	7/15/21	23,020	22,919
6 World Omni Automobile Lease Securitization
Trust 2018-A	2.940%	5/15/23	6,910	6,865
6 World Omni Automobile Lease Securitization
Trust 2018-B	3.190%	12/15/21	23,160	23,151
6 World Omni Automobile Lease Securitization
Trust 2018-B	3.300%	3/15/24	4,810	4,807
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,090,568)				3,066,689
Corporate Bonds (25.8%)
Finance (19.8%)
Banking (17.4%)
7 ABN AMRO Bank NV	3.400%	8/27/21	7,500	7,477
American Express Co.	2.200%	10/30/20	2,605	2,543
7 ANZ New Zealand International Ltd.	2.250%	2/1/19	15,000	14,975
7 ASB Bank Ltd.	3.750%	6/14/23	4,955	4,913
7 Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	15,855	15,700
Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	10,048	9,653
6 Bank of America Corp.	2.369%	7/21/21	1,515	1,488
6 Bank of America Corp.	2.328%	10/1/21	4,660	4,558
6 Bank of America Corp.	2.738%	1/23/22	30,000	29,483
Bank of Nova Scotia	2.228%	12/11/19	31,695	31,330
Bank of Nova Scotia	2.150%	7/14/20	1,990	1,957
Bank of Nova Scotia	2.350%	10/21/20	4,245	4,170
7 Banque Federative du Credit Mutuel SA	2.000%	4/12/19	19,300	19,186
7 Banque Federative du Credit Mutuel SA	2.200%	7/20/20	26,854	26,230
7 Banque Federative du Credit Mutuel SA	2.750%	10/15/20	14,000	13,767
7 Banque Federative du Credit Mutuel SA	2.500%	4/13/21	4,375	4,248
7 Banque Federative du Credit Mutuel SA	2.700%	7/20/22	22,303	21,452
Canadian Imperial Bank of Commerce	3.500%	9/13/23	8,150	8,105
Citibank NA	2.100%	6/12/20	9,225	9,057
Citibank NA	2.125%	10/20/20	28,095	27,435
Citibank NA	2.850%	2/12/21	31,060	30,695
7 Commonwealth Bank of Australia	5.000%	10/15/19	12,667	12,915
Commonwealth Bank of Australia	2.300%	3/12/20	1,100	1,084
7 Commonwealth Bank of Australia	2.050%	9/18/20	27,000	26,277
Commonwealth Bank of Australia	2.400%	11/2/20	2,045	2,000
7 Commonwealth Bank of Australia	2.000%	9/6/21	25,776	24,707
7 Commonwealth Bank of Australia	2.750%	3/10/22	5,215	5,062
7 Commonwealth Bank of Australia	3.450%	3/16/23	3,002	2,972
Cooperatieve Rabobank UA	2.500%	1/19/21	2,045	2,001
Cooperatieve Rabobank UA	3.875%	2/8/22	11,700	11,783
7 Danske Bank A/S	1.650%	9/6/19	9,062	8,928
7 Danske Bank A/S	2.750%	9/17/20	8,000	7,859
7 DNB Bank ASA	2.125%	10/2/20	17,000	16,555
7 Federation des Caisses Desjardins du Quebec	2.250%	10/30/20	11,220	10,925
Fifth Third Bank	2.200%	10/30/20	825	806

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	2.550%	10/23/19	12,800	12,746
Goldman Sachs Group Inc.	2.600%	12/27/20	6,415	6,312
Goldman Sachs Group Inc.	2.875%	2/25/21	8,856	8,733
Goldman Sachs Group Inc.	2.625%	4/25/21	2,250	2,202
HSBC Holdings plc	2.950%	5/25/21	600	591
HSBC Holdings plc	2.650%	1/5/22	36,300	35,165
6 HSBC Holdings plc	3.033%	11/22/23	7,020	6,777
6 HSBC Holdings plc	3.950%	5/18/24	19,410	19,264
HSBC USA Inc.	2.750%	8/7/20	3,125	3,098
Huntington National Bank	2.375%	3/10/20	5,300	5,234
7 ING Bank NV	2.000%	11/26/18	6,400	6,394
7 ING Bank NV	2.300%	3/22/19	9,520	9,497
7 ING Bank NV	2.500%	10/1/19	1,070	1,063
JPMorgan Chase & Co.	2.250%	1/23/20	13,950	13,808
JPMorgan Chase & Co.	2.750%	6/23/20	5,500	5,458
JPMorgan Chase & Co.	2.550%	10/29/20	28,960	28,539
JPMorgan Chase & Co.	2.550%	3/1/21	19,218	18,867
6 JPMorgan Chase & Co.	3.514%	6/18/22	16,310	16,319
JPMorgan Chase & Co.	3.250%	9/23/22	7,585	7,519
6 JPMorgan Chase & Co.	2.776%	4/25/23	9,070	8,809
6 JPMorgan Chase Bank NA	3.086%	4/26/21	93,000	92,739
Lloyds Bank plc	3.300%	5/7/21	25,000	24,905
6 Lloyds Banking Group plc	2.907%	11/7/23	10,010	9,547
Manufacturers & Traders Trust Co.	2.050%	8/17/20	4,815	4,714
Manufacturers & Traders Trust Co.	2.500%	5/18/22	2,440	2,352
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	5,278	5,211
Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	2,500	2,497
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	1,930	1,857
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	2,480	2,423
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	12,900	12,435
Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	26,465	26,285
7 Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	2,710	2,691
7 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	18,515	18,223
Morgan Stanley	2.450%	2/1/19	4,378	4,375
Morgan Stanley	2.800%	6/16/20	808	802
Morgan Stanley	2.500%	4/21/21	14,738	14,388
Morgan Stanley	2.625%	11/17/21	21,292	20,701
Morgan Stanley	2.750%	5/19/22	35,295	34,217
8 Morgan Stanley	3.563%	5/8/24	4,695	4,776
7 MUFG Bank Ltd.	2.300%	3/10/19	5,350	5,337
7 MUFG Bank Ltd.	2.300%	3/5/20	2,030	2,000
7 MUFG Bank Ltd.	2.750%	9/14/20	10,775	10,560
7 MUFG Bank Ltd.	2.850%	9/8/21	3,990	3,904
National Australia Bank Ltd.	1.875%	7/12/21	15,000	14,339
National Bank of Canada	2.150%	6/12/20	7,000	6,842
National Bank of Canada	2.200%	11/2/20	2,485	2,413
7 Nordea Bank AB	3.750%	8/30/23	4,000	3,957
PNC Bank NA	2.550%	12/9/21	320	312
Royal Bank of Canada	2.150%	10/26/20	23,930	23,420
Santander UK plc	3.400%	6/1/21	24,000	23,907
7 Skandinaviska Enskilda Banken AB	2.375%	3/25/19	2,750	2,741
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	6,300	6,297
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	1,500	1,493
Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	7,505	7,433
Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	15,910	15,772
Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	4,695	4,671

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Svenska Handelsbanken AB	2.250%	6/17/19	6,000	5,978
	Svenska Handelsbanken AB	2.450%	3/30/21	800	782
	Svenska Handelsbanken AB	1.875%	9/7/21	3,320	3,175
7	Swedbank AB	2.800%	3/14/22	5,145	5,008
	Toronto-Dominion Bank	1.900%	10/24/19	28,630	28,335
	Toronto-Dominion Bank	3.150%	9/17/20	26,935	27,003
	Toronto-Dominion Bank	3.250%	6/11/21	25,575	25,553
	Toronto-Dominion Bank	3.500%	7/19/23	15,085	15,082
7	UBS AG	2.200%	6/8/20	12,310	12,087
7	UBS AG	2.450%	12/1/20	21,355	20,885
7	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	6,579	6,469
7	UBS Group Funding Switzerland AG	3.491%	5/23/23	3,400	3,332
[6,7]	UBS Group Funding Switzerland AG	2.859%	8/15/23	23,972	22,913
	Wells Fargo Bank NA	2.400%	1/15/20	38,900	38,592
6	Wells Fargo Bank NA	3.325%	7/23/21	37,575	37,525
	Wells Fargo Bank NA	3.550%	8/14/23	9,525	9,468
	Westpac Banking Corp.	2.600%	11/23/20	150	148
	Westpac Banking Corp.	2.650%	1/25/21	11,115	10,930
	Westpac Banking Corp.	2.000%	8/19/21	5,000	4,798
	Westpac Banking Corp.	2.750%	1/11/23	11,725	11,317
	Westpac Banking Corp.	3.650%	5/15/23	10,820	10,799

	Finance Companies (1.4%)
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	111,436	108,636

	Insurance (1.0%)
7	AIG Global Funding	2.700%	12/15/21	2,570	2,496
7	MassMutual Global Funding II	1.950%	9/22/20	5,770	5,632
7	Metropolitan Life Global Funding I	2.400%	1/8/21	16,660	16,323
7	Metropolitan Life Global Funding I	3.000%	1/10/23	1,000	975
7	Pricoa Global Funding I	3.450%	9/1/23	3,300	3,275
7	Principal Life Global Funding II	2.204%	12/11/19	27,685	27,356
7	Reliance Standard Life Global Funding II	2.150%	10/15/18	17,000	16,995
7	Reliance Standard Life Global Funding II	3.050%	1/20/21	1,770	1,745
					1,542,839
Industrial (5.6%)
	Basic Industry (0.5%)
7	Air Liquide Finance SA	1.375%	9/27/19	6,805	6,703
	Airgas Inc.	2.375%	2/15/20	12,470	12,349
7	Chevron Phillips Chemical Co LLC /
	Chevron Phillips Chemical Co LP	2.450%	5/1/20	6,685	6,609
	EI du Pont de Nemours & Co.	2.200%	5/1/20	17,475	17,241

	Capital Goods (1.0%)
	Caterpillar Financial Services Corp.	1.900%	3/22/19	20,000	19,942
	Caterpillar Financial Services Corp.	2.250%	12/1/19	15,025	14,861
	Caterpillar Financial Services Corp.	1.850%	9/4/20	20,000	19,459
	Caterpillar Financial Services Corp.	2.500%	11/13/20	4,850	4,772
	General Electric Co.	4.625%	1/7/21	16,000	16,482

	Communication (0.2%)
	America Movil SAB de CV	5.000%	10/16/19	5,200	5,278
	America Movil SAB de CV	5.000%	3/30/20	1,375	1,406
7	NBCUniversal Enterprise Inc.	1.974%	4/15/19	9,965	9,921

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Consumer Cyclical (1.0%)
American Honda Finance Corp.	3.000%	6/16/20	8,450	8,434
7 BMW US Capital LLC	3.250%	8/14/20	6,300	6,320
7 Harley-Davidson Financial Services Inc.	2.250%	1/15/19	16,092	16,068
7 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	11,671	11,602
7 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	6,512	6,399
7 Harley-Davidson Financial Services Inc.	2.400%	6/15/20	1,650	1,618
7 Nissan Motor Acceptance Corp.	2.000%	3/8/19	6,700	6,679
7 Nissan Motor Acceptance Corp.	2.150%	7/13/20	3,500	3,425
7 Nissan Motor Acceptance Corp.	2.150%	9/28/20	5,000	4,873
7 Nissan Motor Acceptance Corp.	3.650%	9/21/21	3,500	3,508
Toyota Motor Corp.	3.183%	7/20/21	6,600	6,609

Consumer Noncyclical (0.5%)
Altria Group Inc.	9.250%	8/6/19	18,551	19,509
Gilead Sciences Inc.	1.850%	9/20/19	4,000	3,967
Gilead Sciences Inc.	2.350%	2/1/20	14,075	13,954
SSM Health Care Corp.	3.688%	6/1/23	6,485	6,457

Energy (1.7%)
Baker Hughes a GE Co. LLC	3.200%	8/15/21	12,642	12,576
BP Capital Markets plc	4.750%	3/10/19	37,139	37,482
BP Capital Markets plc	1.676%	5/3/19	19,500	19,376
BP Capital Markets plc	2.521%	1/15/20	480	478
BP Capital Markets plc	2.315%	2/13/20	14,647	14,511
BP Capital Markets plc	4.500%	10/1/20	10,000	10,249
TransCanada PipeLines Ltd.	2.125%	11/15/19	17,190	16,995
8 TransCanada PipeLines Ltd.	2.589%	11/15/19	16,710	16,737
TransCanada PipeLines Ltd.	2.500%	8/1/22	1,557	1,491

Other Industrial (0.4%)
7 CK Hutchison International 17 Ltd.	2.250%	9/29/20	12,480	12,182
7 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	16,140	16,523

Technology (0.1%)
Baidu Inc.	2.750%	6/9/19	6,228	6,204

Transportation (0.2%)
Burlington Northern Santa Fe LLC	4.700%	10/1/19	9,257	9,408
6 Delta Air Lines 2012-1 Class A Pass Through
Trust	4.750%	11/7/21	6,679	6,787
6 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	4,130	4,264
				439,708
Utilities (0.4%)
Electric (0.3%)
Arizona Public Service Co.	8.750%	3/1/19	830	849
Berkshire Hathaway Energy Co.	2.375%	1/15/21	3,325	3,266
Connecticut Light & Power Co.	5.500%	2/1/19	3,815	3,846
Duke Energy Florida LLC	4.550%	4/1/20	200	204
MidAmerican Energy Co.	2.400%	3/15/19	3,053	3,051
Public Service Electric & Gas Co.	3.500%	8/15/20	1,297	1,302
Southern California Edison Co.	2.900%	3/1/21	4,665	4,612
Western Massachusetts Electric Co.	3.500%	9/15/21	830	831

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Natural Gas (0.1%)
	Atmos Energy Corp.	8.500%	3/15/19	8,990	9,215
					27,176
Total Corporate Bonds (Cost $2,030,546)					2,009,723
Sovereign Bonds (14.0%)
	African Development Bank	1.000%	11/2/18	40,000	39,955
7	Avi Funding Co. Ltd.	2.850%	9/16/20	7,700	7,581
	Bermuda	5.603%	7/20/20	3,860	3,994
7	BNG Bank NV	1.500%	2/15/19	4,500	4,478
7	BNG Bank NV	1.750%	10/30/19	35,000	34,608
7	CDP Financial Inc.	4.400%	11/25/19	12,903	13,109
7	CDP Financial Inc.	3.150%	7/24/24	1,750	1,723
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,850	1,827
	Corp. Andina de Fomento	2.200%	7/18/20	3,026	2,962
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	7,950	7,980
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,020	2,033
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	9,538	9,727
	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	4,600	4,699
7	CPPIB Capital Inc.	1.250%	9/20/19	39,785	39,170
[7,10] Dexia Credit Local SA		1.875%	9/15/21	10,000	9,620
7	Dexia Credit Local SA	2.375%	9/20/22	10,290	9,925
7	Dexia Credit Local SA	3.250%	9/26/23	50,000	49,713
7	Electricite de France SA	6.500%	1/26/19	2,000	2,022
	Emirate of Abu Dhabi	2.500%	10/11/22	17,000	16,362
	Emirate of Abu Dhabi	3.125%	10/11/27	6,000	5,668
	Equinor ASA	3.150%	1/23/22	3,000	2,981
	Equinor ASA	2.650%	1/15/24	2,000	1,917
	European Investment Bank	1.875%	3/15/19	20,000	19,950
	Export-Import Bank of Korea	1.500%	10/21/19	19,500	19,106
	Export-Import Bank of Korea	2.250%	1/21/20	4,000	3,937
	Export-Import Bank of Korea	5.125%	6/29/20	1,500	1,538
	Export-Import Bank of Korea	4.000%	1/29/21	5,200	5,250
	Export-Import Bank of Korea	3.000%	11/1/22	2,400	2,339
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	8,000	7,994
	FMS Wertmanagement AoeR	1.625%	11/20/18	10,000	9,987
7	Harvest Operations Corp.	4.200%	6/1/23	2,000	2,025
7	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	7,000	6,939
8	Industrial & Commercial Bank of China Ltd.	3.093%	11/8/20	4,500	4,505
	Inter-American Development Bank	2.125%	11/9/20	150	148
	Inter-American Development Bank	1.250%	9/14/21	1,835	1,743
11	Japan Bank for International Cooperation	1.750%	11/13/18	8,250	8,243
11	Japan Bank for International Cooperation	2.125%	11/16/20	12,500	12,220
11	Japan Bank for International Cooperation	3.125%	7/20/21	24,300	24,230
7	Japan Finance Organization for Municipalities	2.125%	3/6/19	15,000	14,951
12	KFW	1.875%	4/1/19	5,000	4,981
	Kingdom of Saudi Arabia	2.375%	10/26/21	14,000	13,501
	Kingdom of Saudi Arabia	2.875%	3/4/23	7,600	7,330
	Kingdom of Sweden	1.500%	7/25/19	27,000	26,727
7	Kommunalbanken AS	1.375%	11/23/18	100,000	99,847
7	Kommunalbanken AS	2.125%	3/15/19	14,000	13,969
7	Kommunalbanken AS	1.750%	5/28/19	15,000	14,896
7	Kommunalbanken AS	1.500%	9/9/19	33,000	32,617
8	Korea Development Bank	3.014%	9/19/20	11,225	11,251

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
8	Korea Development Bank	2.884%	3/12/21	10,000	10,001
	Korea Development Bank	4.625%	11/16/21	2,315	2,387
7	Korea East-West Power Co. Ltd.	3.875%	7/19/23	10,900	10,885
7	Korea Hydro & Nuclear Power Co. Ltd.	2.875%	10/2/18	4,000	4,000
7	Korea National Oil Corp.	2.750%	1/23/19	20,000	20,000
7	Nederlandse Waterschapsbank NV	1.875%	3/13/19	8,000	7,969
7	Nederlandse Waterschapsbank NV	1.250%	9/9/19	11,500	11,319
	North American Development Bank	2.300%	10/10/18	2,625	2,625
	Petronas Capital Ltd.	5.250%	8/12/19	5,840	5,940
	Petronas Capital Ltd.	5.250%	8/12/19	3,628	3,690
	Province of Alberta	1.900%	12/6/19	20,000	19,708
7	Province of Alberta	1.750%	8/26/20	9,350	9,115
	Province of Manitoba	9.625%	12/1/18	7,180	7,256
	Province of Manitoba	2.100%	9/6/22	1,400	1,335
	Province of Ontario	1.625%	1/18/19	38,000	37,872
	Province of Ontario	2.000%	1/30/19	29,500	29,423
	Province of Ontario	1.250%	6/17/19	60,000	59,255
	Province of Ontario	4.000%	10/7/19	2,575	2,603
	Province of Ontario	4.400%	4/14/20	19,500	19,887
9	Province of Quebec	2.483%	9/21/20	10,000	10,030
	Province of Quebec	2.750%	8/25/21	6,350	6,278
	Republic of Chile	2.250%	10/30/22	2,000	1,920
	Republic of Lithuania	7.375%	2/11/20	34,170	36,128
	Republic of Lithuania	6.125%	3/9/21	17,510	18,648
	Republic of Poland	6.375%	7/15/19	26,796	27,531
	Republic of Poland	5.125%	4/21/21	1,350	1,412
	Republic of Poland	5.000%	3/23/22	20,630	21,713
	Sinopec Group Overseas Development
	2014 Ltd.	2.750%	4/10/19	9,200	9,180
7	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	10,000	9,975
	State of Israel	3.150%	6/30/23	2,000	1,973
	State of Qatar	5.250%	1/20/20	17,200	17,645
	State of Qatar	3.875%	4/23/23	12,500	12,584
7	Temasek Financial I Ltd.	4.300%	10/25/19	2,500	2,534
7	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,791
Total Sovereign Bonds (Cost $1,097,099)					1,089,890
Taxable Municipal Bonds (0.1%)
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-EGSL	3.220%	2/1/21	367	368
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-ELL	3.450%	2/1/22	4,831	4,835
	Princeton University New Jersey GO	4.950%	3/1/19	3,249	3,277
Total Taxable Municipal Bonds (Cost $8,530)					8,480

				Shares
Temporary Cash Investments (5.9%)
Money Market Fund (5.2%)
13	Vanguard Market Liquidity Fund	2.209%		4,012,307	401,231

Institutional Short-Term Bond Fund

Face	Market
Maturity	Amount	Value •
Coupon	Date	($000)	($000)
Commercial Paper (0.3%)
14	Erp Operating LP	2.339%	10/1/18	1,525	1,525
14	JP Morgan Securities LLC	2.344%	1/28/19	21,950	21,764
23,289
Certificates of Deposit (0.4%)
Cooperatieve Rabobank UA	1.980%	10/25/19	32,235	31,838
Total Temporary Cash Investments (Cost $456,764)	456,358
Total Investments (99.6%) (Cost $7,820,034)	7,762,252
Other Assets and Liabilities (0.4%)
Other Assets	41,849
Liabilities	(8,011)
33,838
Net Assets (100%)
Applicable to 575,147,867 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,796,090
Net Asset Value Per Share	$13.55

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	7,361,021
Affiliated Issuers	401,231
Total Investments in Securities	7,762,252
Investment in Vanguard	340
Receivables for Investment Securities Sold	8,192
Receivables for Accrued Income	31,028
Variation Margin Receivable—Futures Contracts	378
Variation Margin Receivable—CC Swap Contracts	16
Unrealized Appreciation—OTC Swap Contracts	41
Other Assets	1,854
Total Assets	7,804,101
Liabilities
Payables for Investment Securities Purchased	6,110
Payables to Vanguard	1,221
Variation Margin Payable—Futures Contracts	244
Variation Margin Payable—CC Swap Contracts	155
Unrealized Depreciation—OTC Swap Contracts	281
Total Liabilities	8,011
Net Assets	7,796,090

Institutional Short-Term Bond Fund

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,895,152
Overdistributed Net Investment Income	(1)
Accumulated Net Realized Losses	(38,811)
Unrealized Appreciation (Depreciation)
Investment Securities	(57,782)
Futures Contracts	(3,307)
Swap Contracts	839
Net Assets	7,796,090

• See Note A in Notes to Financial Statements.
1 Securities with a value of $4,108,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $5,020,000 have been segregated as initial margin for open cleared swap contracts.
3 U.S. government-guaranteed.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate value of these securities was $2,486,446,000, representing 31.9% of net assets.
8 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
9 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
10 Guaranteed by multiple countries.
11 Guaranteed by the Government of Japan.
12 Guaranteed by the Federal Republic of Germany.
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
14 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2018, the aggregate value of these securities was $23,289,000, representing 0.3% of net assets.
CC—Centraly Cleared.
GO—General Obligation Bond.
OTC — Over-the-Counter.

Institutional Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U. S. Treasury Note	December 2018	7,372	1,553,534	(3,416)
10-Year U. S. Treasury Note	December 2018	139	16,511	(41)
30-Year U. S. Treasury Bond	December 2018	63	8,852	(218)
Ultra 10-Year U. S. Treasury Note	December 2018	69	8,694	31
				(3,644)

Short Futures Contracts
5-Year U. S. Treasury Note	December 2018	(2,567)	(288,727)	332
Ultra Long U.S. Treasury Bond	December 2018	(1)	(154)	5
				337
				(3,307)

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Republic of Chile/Aa3	12/20/23	BOANA	5,500	1.000	143	(128)	15
Republic of Chile/Aa3	12/20/23	GSI	7,750	1.000	200	(174)	26
					343	(302)	41

Institutional Short-Term Bond Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
EI du Pont de
Nemours & Co.	12/20/20	JPMC	4,915	(1.000)	(95)	53	(42)
State of Qatar	6/20/22	BOANA	2,720	(1.000)	(57)	(25)	(82)
State of Qatar	6/20/22	CITNA	5,280	(1.000)	(111)	(46)	(157)
					(263)	(18)	(281)
					80	(320)	(240)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid) [3]	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
11/21/19	N/A	14,600	1.891	(2.312)	(153)	(153)
12/19/19	12/19/181	70,582	2.500	(0.000)	(303)	(28)
12/21/20	12/19/181	11,758	2.750	(0.000)	(74)	(2)
12/20/21	12/19/181	88,393	(2.750)	0.000	900	140
12/19/22	12/19/181	110,503	(2.750)	0.000	1,488	282
12/19/23	12/19/181	58,644	(2.750)	0.000	974	196
12/19/25	12/19/181	112,711	(2.750)	0.000	2,661	644
					5,493	1,079

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Fixed interest payment received/paid semiannually.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Interest[1]	147,157
Total Income	147,157
Expenses
The Vanguard Group—Note B
Investment Advisory Services	210
Management and Administrative	1,009
Marketing and Distribution	49
Custodian Fees	49
Auditing Fees	37
Trustees’ Fees and Expenses	4
Total Expenses	1,358
Net Investment Income	145,799
Realized Net Gain (Loss)
Investment Securities Sold[1]	(32,024)
Futures Contracts	(9,045)
Swap Contracts	3,458
Realized Net Gain (Loss)	(37,611)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(57,634)
Futures Contracts	(2,314)
Swap Contracts	946
Change in Unrealized Appreciation (Depreciation)	(59,002)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,186

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,984,000, ($39,000), and ($18,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	145,799	136,149
Realized Net Gain (Loss)	(37,611)	4,351
Change in Unrealized Appreciation (Depreciation)	(59,002)	(62,412)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,186	78,088
Distributions
Net Investment Income	(145,766)	(137,196)
Realized Capital Gain[1]	—	(8,272)
Total Distributions	(145,766)	(145,468)
Capital Share Transactions
Issued	1,370,015	592,012
Issued in Lieu of Cash Distributions	145,766	145,468
Redeemed	(855,959)	(3,834,694)
Net Increase (Decrease) from Capital Share Transactions	659,822	(3,097,214)
Total Increase (Decrease)	563,242	(3,164,594)
Net Assets
Beginning of Period	7,232,848	10,397,442
End of Period[2]	7,796,090	7,232,848

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $1,244,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,000) and $113,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

				June 19,
				2015[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.75	$13.84	$13.79	$13.79
Investment Operations
Net Investment Income	. 293 [2]	.221[2]	.188	.047
Net Realized and Unrealized Gain (Loss) on Investments	(.202)	(.071)	.052	.001
Total from Investment Operations	.091	.150	. 240.048
Distributions
Dividends from Net Investment Income	(. 291)	(. 229)	(.187)	(. 048)
Distributions from Realized Capital Gains	—	(.011)	(.003)	—
Total Distributions	(. 291)	(. 240)	(.190)	(. 048)
Net Asset Value, End of Period	$13.55	$13.75	$13.84	$13.79

Total Return	0.67%	1.10%	1.75%	0.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,796	$7,233	$10,397	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	2.15%	1.61%	1.37%	1.22%[3]
Portfolio Turnover Rate	118% [4]	66%	119%	28%

1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates, and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented 20% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Institutional Short-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject o counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at

Institutional Short-Term Bond Fund

the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract.

To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Institutional Short-Term Bond Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $340,000 representing 0.00% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,131,112	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,066,689	—
Corporate Bonds	—	2,009,723	—
Sovereign Bonds	—	1,089,890	—
Taxable Municipal Bonds	—	8,480	—
Temporary Cash Investments	401,231	55,127	—
Futures Contracts—Assets[1]	378	—	—
Futures Contracts—Liabilities[1]	(244)	—	—
Swap Contracts—Assets	161	41	—
Swap Contracts—Liabilities	(155)[1]	(281)	—
Total	401,226	7,360,781	—
1 Represents variation margin on the last day of the reporting period.

Institutional Short-Term Bond Fund

D. At September 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	378	—	378
Variation Margin Receivable—Swap Contracts	16	—	16
Unrealized Appreciation—Swap Contracts	—	41	41
Total Assets	394	41	435

Variation Margin Payable—Futures Contracts	(244)	—	(244)
Variation Margin Payable—Swap Contracts	(155)	—	(155)
Unrealized Depreciation—Swap Contracts	—	(281)	(281)
Total Liabilities	(399)	(281)	(680)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2018, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(9,045)	—	(9,045)
Swap Contracts	3,281	177	3,458
Realized Net Gain (Loss) on Derivatives	(5,764)	177	(5,587)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,314)	—	(2,314)
Swap Contracts	989	(43)	946
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,325)	(43)	(1,368)

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	—
Undistributed (Overdistributed) Net Investment Income	(147)
Accumulated Net Realized Gains (Losses)	147

Institutional Short-Term Bond Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,184
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(42,148)
Net Unrealized Gains (Losses)	(56,943)

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,820,354
Gross Unrealized Appreciation	4,079
Gross Unrealized Depreciation	(61,022)
Net Unrealized Appreciation (Depreciation)	(56,943)

F. During the year ended September 30, 2018, the fund purchased $3,633,301,000 of investment securities and sold $3,240,899,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,830,334,000 and $5,275,887,000, respectively. Total purchases and sales include $774,125,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	100,885	43,012
Issued in Lieu of Cash Distributions	10,716	10,577
Redeemed	(62,628)	(278,926)
Net Increase (Decrease) in Shares Outstanding	48,973	(225,337)

H. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Fund Profile
As of September 30, 2018

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		U.S.	U.S.
		Intermediate	Aggregate
		Aggregate	Bond
	Fund ex Baa Index		Index
Number of Bonds	1,145	5,642	10,112
Yield to Maturity
(before expenses)	3.4%	3.3%	3.5%
Average Coupon	3.1%	2.8%	3.2%
Average Duration	3.8 years	4.4 years	6.0 years
Average Effective
Maturity	4.9 years	5.5 years	8.4 years
Ticker Symbol	VIITX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	3.06%	—	—
Short-Term
Reserves	1.9%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	12.7%
Commercial Mortgage-Backed	2.6
Finance	14.2
Foreign	9.5
Government Mortgage-Backed	31.3
Industrial	8.0
Treasury/Agency	20.9
Utilities	0.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays U.S.	Bloomberg
	Intermediate	Barclays U.S.
	Aggregate ex	Aggregate Bond
	Baa Index	Index
R-Squared	0.98	0.95
Beta	0.93	0.68

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	50.9%
Aaa	18.1
Aa	7.5
A	22.9
Not Rated	0.6

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.3%
1 - 3 Years	28.0
3 - 5 Years	24.4
5 - 7 Years	15.3
7 - 10 Years	27.5
10 - 20 Years	1.5

1 The expense ratio shown is from the prospectus dated January 26, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2018, the expense ratio was 0.02%.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2008, Through September 30, 2018

Initial Investment of $10,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2018

				Final Value
	One	Five	Ten	of a $10,000,000
	Year	Years	Years	Investment
Institutional Intermediate-Term Bond
Fund Institutional Plus Shares	-0.75%	1.67%	3.25%	$13,770,532
Bloomberg Barclays U.S. Intermediate
Aggregate ex Baa Index	-0.98	1.55	3.09	13,554,571
Bloomberg Barclays U.S. Aggregate
Bond Index	-1.22	2.16	3.77	14,482,359

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Fiscal-Year Total Returns (%): September 30, 2008, Through September 30, 2018
				Bloomberg
				Barclays
				U.S.
				Intermediate
				Aggregate
		Institutional Plus Shares		ex Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	0.00%	9.36%	9.36%	9.18%
2010	0.00	7.42	7.42	7.07
2011	0.00	3.96	3.96	4.24
2012	0.00	4.58	4.58	3.83
2013	0.00	-0.76	-0.76	-0.81
2014	0.00	2.50	2.50	2.46
2015	0.56	2.43	2.99	3.16
2016	2.06	1.64	3.70	3.24
2017	1.94	-1.93	0.01	-0.04
2018	2.41	-3.16	-0.75	-0.98

The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust had been adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Institutional Intermediate-Term Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (52.0%)
U. S. Government Securities (18.4%)
	United States Treasury Note/Bond	1.125%	2/28/19	5,000	4,975
	United States Treasury Note/Bond	1.500%	2/28/19	12,000	11,959
	United States Treasury Note/Bond	1.250%	3/31/19	100	99
	United States Treasury Note/Bond	1.250%	4/30/19	900	894
	United States Treasury Note/Bond	1.625%	4/30/19	4,827	4,804
	United States Treasury Note/Bond	0.875%	5/15/19	4,400	4,357
	United States Treasury Note/Bond	0.875%	6/15/19	1,200	1,186
	United States Treasury Note/Bond	1.625%	7/31/19	1,600	1,587
	United States Treasury Note/Bond	0.750%	8/15/19	2,865	2,819
	United States Treasury Note/Bond	3.625%	8/15/19	80	81
	United States Treasury Note/Bond	1.000%	8/31/19	1,266	1,247
	United States Treasury Note/Bond	1.250%	8/31/19	4,100	4,049
	United States Treasury Note/Bond	1.000%	10/15/19	130,000	127,786
	United States Treasury Note/Bond	1.500%	10/31/19	200	197
	United States Treasury Note/Bond	3.375%	11/15/19	15,086	15,197
	United States Treasury Note/Bond	1.750%	11/30/19	3,315	3,279
	United States Treasury Note/Bond	1.375%	12/15/19	400	394
	United States Treasury Note/Bond	1.875%	12/31/19	4,010	3,969
	United States Treasury Note/Bond	2.000%	1/31/20	490	485
	United States Treasury Note/Bond	1.375%	2/15/20	98,015	96,223
	United States Treasury Note/Bond	1.375%	2/29/20	34,000	33,357
	United States Treasury Note/Bond	2.250%	2/29/20	200	199
	United States Treasury Note/Bond	2.375%	4/30/20	16,800	16,698
	United States Treasury Note/Bond	1.375%	5/31/20	344,800	336,880
	United States Treasury Note/Bond	1.500%	5/31/20	200,000	195,812
	United States Treasury Note/Bond	2.500%	5/31/20	700	697
1	United States Treasury Note/Bond	1.625%	6/30/20	57,655	56,511
	United States Treasury Note/Bond	2.625%	7/31/20	7,200	7,176
	United States Treasury Note/Bond	2.625%	8/15/20	20,000	19,931
	United States Treasury Note/Bond	2.125%	8/31/20	43,000	42,442
	United States Treasury Note/Bond	1.375%	9/30/20	1,300	1,264
	United States Treasury Note/Bond	2.625%	11/15/20	28,115	27,988
	United States Treasury Note/Bond	2.000%	11/30/20	45,670	44,863
	United States Treasury Note/Bond	2.000%	1/15/21	300	294
	United States Treasury Note/Bond	2.125%	1/31/21	406	399
	United States Treasury Note/Bond	1.125%	2/28/21	176,030	168,961
2	United States Treasury Note/Bond	2.250%	3/31/21	188,000	185,238
	United States Treasury Note/Bond	2.375%	4/15/21	10,000	9,881

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.375%	4/30/21	43,990	42,368
	United States Treasury Note/Bond	1.125%	7/31/21	100	95
	United States Treasury Note/Bond	2.125%	8/15/21	46,699	45,729
	United States Treasury Note/Bond	1.125%	8/31/21	62,000	58,968
	United States Treasury Note/Bond	2.125%	9/30/21	356,285	348,546
	United States Treasury Note/Bond	2.000%	10/31/21	37,000	36,035
	United States Treasury Note/Bond	2.000%	12/31/21	278,000	270,269
	United States Treasury Note/Bond	2.125%	12/31/21	103,000	100,537
	United States Treasury Note/Bond	1.500%	1/31/22	10,000	9,556
	United States Treasury Note/Bond	1.875%	2/28/22	100,000	96,672
	United States Treasury Note/Bond	1.750%	3/31/22	27,115	26,073
	United States Treasury Note/Bond	1.750%	4/30/22	58,000	55,716
	United States Treasury Note/Bond	2.125%	6/30/22	12,175	11,834
	United States Treasury Note/Bond	1.625%	8/31/22	20,000	19,044
	United States Treasury Note/Bond	1.750%	9/30/22	26,500	25,328
	United States Treasury Note/Bond	1.875%	9/30/22	7,341	7,051
3	United States Treasury Note/Bond	1.625%	11/15/22	15,050	14,288
	United States Treasury Note/Bond	2.125%	12/31/22	18,215	17,626
	United States Treasury Note/Bond	1.750%	1/31/23	1,700	1,618
	United States Treasury Note/Bond	2.000%	2/15/23	20,000	19,234
	United States Treasury Note/Bond	2.625%	2/28/23	2,000	1,975
2	United States Treasury Note/Bond	2.750%	4/30/23	150,300	149,080
	United States Treasury Note/Bond	1.750%	5/15/23	41,300	39,177
	United States Treasury Note/Bond	2.750%	5/31/23	200	198
	United States Treasury Note/Bond	1.375%	6/30/23	14,500	13,499
	United States Treasury Note/Bond	2.500%	8/15/23	19,860	19,457
	United States Treasury Note/Bond	2.750%	11/15/23	20,000	19,809
	United States Treasury Note/Bond	2.125%	11/30/23	10,000	9,605
	United States Treasury Note/Bond	2.750%	2/15/24	28,820	28,518
	United States Treasury Note/Bond	2.375%	8/15/24	2,500	2,418
	United States Treasury Note/Bond	1.875%	8/31/24	12,000	11,284
	United States Treasury Note/Bond	2.250%	11/15/24	1,500	1,438
	United States Treasury Note/Bond	2.000%	2/15/25	49,065	46,221
	United States Treasury Note/Bond	2.125%	5/15/25	3,300	3,125
	United States Treasury Note/Bond	2.250%	11/15/25	40,050	38,079
	United States Treasury Note/Bond	2.250%	11/15/27	7,000	6,553
	United States Treasury Note/Bond	2.750%	2/15/28	71	69
	United States Treasury Note/Bond	2.875%	5/15/28	3,072	3,026
					3,034,296
Agency Bonds and Notes (0.9%)
4	AID-Israel	5.500%	12/4/23	250	278
4	AID-Jordan	2.578%	6/30/22	26,500	26,008
5	Federal Home Loan Banks	0.875%	10/1/18	9,750	9,750
5	Federal Home Loan Banks	1.250%	1/16/19	15,550	15,500
5	Federal Home Loan Banks	0.875%	8/5/19	18,200	17,938
6	Federal National Mortgage Assn.	1.125%	10/19/18	205	205
6	Federal National Mortgage Assn.	1.875%	9/24/26	73,500	66,762
5	Tennessee Valley Authority	2.250%	3/15/20	6,500	6,445
5	Tennessee Valley Authority	2.875%	2/1/27	1,280	1,230
					144,116
Conventional Mortgage-Backed Securities (27.9%)
[6,7]	Fannie Mae Pool	2.000%	5/1/28–1/1/32	39,403	36,969
[6,7,8] Fannie Mae Pool		2.500%	9/1/27–9/1/46	136,271	131,418
[6,7]	Fannie Mae Pool	3.000%	2/1/27–10/1/48	274,661	264,850

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7,8]	Fannie Mae Pool	3.500%	8/1/20–11/1/48	457,078	452,007
[6,7,8]	Fannie Mae Pool	4.000%	11/1/18–11/1/48	624,909	632,215
[6,7,8]	Fannie Mae Pool	4.500%	10/1/18–11/1/48	336,864	348,474
[6,7,8]	Fannie Mae Pool	5.000%	10/1/18–11/1/48	243,222	255,816
6,7	Fannie Mae Pool	5.500%	11/1/18– 6/1/40	29,797	32,132
6,7	Fannie Mae Pool	6.000%	3/1/21–11/1/39	16,531	17,937
6,7	Fannie Mae Pool	6.500%	7/1/20–9/1/39	8,023	8,765
6,7	Fannie Mae Pool	7.000%	9/1/28–12/1/38	3,404	3,791
6,7	Fannie Mae Pool	7.500%	8/1/30– 6/1/32	250	271
6,7	Fannie Mae Pool	8.000%	7/1/30–1/1/31	13	15
6,7	Fannie Mae Pool	8.500%	12/1/30	9	10
6,7	Freddie Mac Gold Pool	2.000%	9/1/28–1/1/32	6,374	5,978
6,7	Freddie Mac Gold Pool	2.500%	4/1/27–4/1/43	77,152	74,367
[6,7,8]	Freddie Mac Gold Pool	3.000%	8/1/26–1/1/48	409,971	397,661
[6,7,8]	Freddie Mac Gold Pool	3.500%	8/1/20–10/1/48	440,936	435,725
[6,7,8]	Freddie Mac Gold Pool	4.000%	2/1/19–10/1/48	197,178	199,546
6,7	Freddie Mac Gold Pool	4.500%	10/1/18–10/1/47	59,845	62,063
6,7	Freddie Mac Gold Pool	5.000%	10/1/18–8/1/41	14,262	15,043
6,7	Freddie Mac Gold Pool	5.500%	2/1/19–2/1/40	12,906	13,943
6,7	Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	19,802	21,645
6,7	Freddie Mac Gold Pool	6.500%	2/1/29–9/1/38	3,537	3,865
6,7	Freddie Mac Gold Pool	7.000%	5/1/28– 6/1/38	1,905	2,130
6,7	Freddie Mac Gold Pool	7.500%	3/1/30–5/1/32	231	257
6,7	Freddie Mac Gold Pool	8.000%	4/1/30–1/1/31	17	19
7	Ginnie Mae I Pool	2.500%	1/15/43– 6/15/43	969	909
7	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	38,766	37,654
7	Ginnie Mae I Pool	3.500%	1/15/42– 6/15/47	56,552	56,471
7	Ginnie Mae I Pool	4.000%	4/15/39–1/15/45	4,543	4,636
7	Ginnie Mae I Pool	4.500%	9/15/33–12/15/46	32,074	33,498
7	Ginnie Mae I Pool	5.000%	9/15/33–9/15/41	15,643	16,678
7	Ginnie Mae I Pool	5.500%	3/15/31–2/15/41	9,358	10,055
7	Ginnie Mae I Pool	6.000%	12/15/28–3/15/41	4,194	4,523
7	Ginnie Mae I Pool	6.500%	12/15/27– 6/15/38	3,480	3,782
7	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	196	207
7	Ginnie Mae I Pool	7.500%	11/15/30–3/15/32	43	47
7	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	48	53
7	Ginnie Mae I Pool	8.500%	7/15/30	19	20
7	Ginnie Mae I Pool	9.000%	5/15/21–7/15/21	2	2
7	Ginnie Mae I Pool	9.500%	10/15/19	—	—
7	Ginnie Mae II Pool	2.500%	3/20/43–12/20/46	4,860	4,554
7	Ginnie Mae II Pool	3.000%	3/20/27–10/1/48	175,646	170,777
7	Ginnie Mae II Pool	3.500%	8/20/42–11/1/48	434,539	433,262
7,8	Ginnie Mae II Pool	4.000%	2/20/34–10/1/48	235,825	240,469
7,8	Ginnie Mae II Pool	4.500%	3/20/33–10/1/48	125,883	130,255
7	Ginnie Mae II Pool	5.000%	5/20/39–10/1/48	31,151	33,243
7	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	3,712	3,932
7	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	5,274	5,721
7	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	65	72
					4,607,732
Nonconventional Mortgage-Backed Securities (4.8%)
[6,7,9]	Fannie Mae Pool	3.293%	12/1/32	6	6
[6,7,9]	Fannie Mae Pool	4.048%	12/1/40	2,694	2,837
[6,7,9]	Fannie Mae Pool	4.129%	5/1/33	50	52
[6,7,10] Fannie Mae Pool		4.463%	5/1/33	11	12

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7,10] Fannie Mae Pool		4.535%	8/1/33	49	51
[6,7,10] Fannie Mae Pool		4.644%	7/1/33	100	103
6,7	Fannie Mae REMICS	3.000%	5/25/47–9/25/48	70,081	67,525
[6,7,11] Fannie Mae REMICS 2005-45		2.586%	6/25/35	1,724	1,723
[6,7,11] Fannie Mae REMICS 2005-95		2.626%	11/25/35	1,854	1,868
[6,7,11] Fannie Mae REMICS 2006-46		2.536%	6/25/36	6,464	6,473
[6,7,11] Fannie Mae REMICS 2007-4		2.661%	2/25/37	722	727
[6,7,11] Fannie Mae REMICS 2012-122		2.616%	11/25/42	2,377	2,393
[6,7,11] Fannie Mae REMICS 2013-19		2.516%	9/25/41	3,158	3,158
[6,7,11] Fannie Mae REMICS 2013-39		2.566%	5/25/43	3,034	3,034
[6,7,11] Fannie Mae REMICS 2015-22		2.516%	4/25/45	2,523	2,527
[6,7,11] Fannie Mae REMICS 2016-55		2.716%	8/25/46	5,135	5,202
[6,7,11] Fannie Mae REMICS 2016-60		2.466%	9/25/46	10,168	10,148
[6,7,11] Fannie Mae REMICS 2016-62		2.616%	9/25/46	10,364	10,350
[6,7,11] Fannie Mae REMICS 2016-93		2.566%	12/25/46	20,633	20,593
6,7	Fannie Mae REMICS 2017-109	3.500%	11/25/45	13,211	13,184
6,7	Fannie Mae REMICS 2018-13	3.000%	3/25/48	52,895	51,333
6,7	Fannie Mae REMICS 2018-15	3.500%	10/25/44	15,392	15,331
6,7	Fannie Mae REMICS 2018-58	3.000%	8/25/48	46,458	44,256
6,7	Fannie Mae REMICS 2018-65	3.000%	9/25/48	43,024	41,047
[6,7,10] Freddie Mac Non Gold Pool		3.711%	10/1/32	14	15
[6,7,10] Freddie Mac Non Gold Pool		3.777%	1/1/33	7	7
[6,7,10] Freddie Mac Non Gold Pool		3.961%	2/1/33	22	22
6,7	Freddie Mac Non Gold Pool	4.060%	7/1/33	1,458	1,533
[6,7,9] Freddie Mac Non Gold Pool		4.082%	9/1/37	8,747	9,209
[6,7,9] Freddie Mac Non Gold Pool		4.448%	7/1/35	10,741	11,325
[6,7,10] Freddie Mac Non Gold Pool		4.500%	8/1/37	66	68
[6,7,11] Freddie Mac REMICS		2.508%	11/15/36–8/15/43	4,751	4,766
[6,7,11] Freddie Mac REMICS		2.518%	11/15/36	1,702	1,713
[6,7,11] Freddie Mac REMICS		2.608%	6/15/42	868	872
6,7	Freddie Mac REMICS	3.000%	11/25/47–12/15/47	45,147	43,869
6,7	Freddie Mac REMICS	6.500%	12/15/44–11/15/47	134,449	158,487
7	Ginnie Mae REMICS	3.000%	12/20/47	21,671	21,222
7	Ginnie Mae REMICS	6.500%	6/20/47–9/20/47	54,098	62,499
7	Government National Mortgage Association
	GNR_18-14	3.000%	12/20/47	17,019	16,583
7	Government National Mortgage Association
	GNR_18-92	3.500%	7/20/48	46,967	46,671
7	Government National Mortgage Association
	GNR_18-94	3.000%	7/20/48	84,671	81,967
7	Government National Mortgage Association
	GNR_18-97	3.500%	7/20/48	46,970	46,689
					811,450
Total U.S. Government and Agency Obligations (Cost $8,809,570)					8,597,594
Asset-Backed/Commercial Mortgage-Backed Securities (15.8%)
7	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	4,470	4,379
7	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	6,610	6,548
7	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	1,770	1,742
7	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	11,360	11,147
7	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	32,620	32,612
7	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	25,780	25,753
12	American Tower Trust #1	3.652%	3/23/28	370	363
[7,12] Americold 2010 LLC Trust Series 2010-ARTA		4.954%	1/14/29	5,406	5,598

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	AmeriCredit Automobile Receivables Trust
	2016-1	1.810%	10/8/20	49	49
7,12	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	600	607
7,12	Aventura Mall Trust 2018-AVM	4.112%	7/5/40	460	468
7,12	Avis Budget Rental Car Funding AESOP LLC
	2017-1A	3.070%	9/20/23	2,745	2,679
7,12	Avis Budget Rental Car Funding AESOP LLC
	2017-2A	2.970%	3/20/24	7,090	6,867
7,12	Avis Budget Rental Car Funding AESOP LLC
	2018-1A	3.700%	9/20/24	8,180	8,143
7	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.429%	9/15/48	280	279
7	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	2,305	2,306
7	Banc of America Commercial Mortgage Trust
	2017-BNK3	3.574%	2/15/50	320	314
7	BANK 2017 - BNK4	3.625%	5/15/50	580	574
7	BANK 2017 - BNK5	3.390%	6/15/60	660	640
7	BANK 2017 - BNK6	3.254%	7/15/60	1,060	1,013
7	BANK 2017 - BNK6	3.518%	7/15/60	1,110	1,083
7	BANK 2017 - BNK6	3.741%	7/15/60	440	429
7	BANK 2017 - BNK7	3.435%	9/15/60	1,040	1,006
7	BANK 2017 - BNK8	3.488%	11/15/50	2,670	2,597
7	BANK 2017 - BNK9	3.538%	11/15/54	6,665	6,497
7	BANK 2018 - BN12	4.255%	5/15/61	780	804
7	BANK 2018 - BN13	4.217%	8/15/61	770	790
7	BANK 2018 - BNK10	3.641%	2/15/61	1,030	1,028
7	BANK 2018 - BNK10	3.688%	2/15/61	2,730	2,692
7	BANK 2018 - BN14	4.185%	9/15/60	160	165
7	BANK 2018 - BN14	4.231%	9/15/60	2,101	2,108
[7,12,13] Bank of America Student Loan Trust 2010-1A		3.135%	2/25/43	3,191	3,206
	Bank of Nova Scotia	1.875%	4/26/21	19,140	18,486
7	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	640	637
7	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	1,530	1,516
7	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	1,360	1,351
7	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	8,730	8,785
7	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	1,590	1,609
7	BENCHMARK 2018-B5 Mortgage Trust	4.208%	7/15/51	600	618
7	BENCHMARK 2018-B6 Mortgage Trust	4.170%	11/10/51	46	48
7	BENCHMARK 2018-B6 Mortgage Trust	4.261%	11/10/51	1,870	1,937
7	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	7,640	7,568
7	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	2,380	2,347
7	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	2,530	2,486
7,13	Brazos Higher Education Authority Inc. Series
	2005-3	2.573%	6/25/26	1,965	1,953
7,13	Brazos Higher Education Authority Inc. Series
	2011-1	3.111%	2/25/30	1,393	1,402
7	Cabela’s Credit Card Master Note Trust
	2015-1A	2.260%	3/15/23	1,600	1,580
7,12	Canadian Pacer Auto Receivables Trust A
	Series 2017	2.050%	3/19/21	2,290	2,272
7,12	Canadian Pacer Auto Receivables Trust A
	Series 2017	2.286%	1/19/22	1,600	1,575

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[7,12] Canadian Pacer Auto Receivables Trust A
	Series 2018	3.220%	9/19/22	4,080	4,066
7	Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	380	377
7	Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	80	79
[7,12] Capital Auto Receivables Asset Trust 2017-1		2.020%	8/20/21	290	288
[7,12] Capital Auto Receivables Asset Trust 2017-1		2.220%	3/21/22	200	197
[7,12] Capital Auto Receivables Asset Trust 2018-1		2.790%	1/20/22	5,720	5,699
7	Capital One Multi-Asset Execution Trust
	2015-A2	2.080%	3/15/23	6,480	6,386
7	Capital One Multi-Asset Execution Trust
	2017-A4	1.990%	7/17/23	15,755	15,423
[7,12] CARDS II Trust 2018-2A		3.047%	4/17/23	23,010	22,970
7	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	1,408	1,405
7	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,900	1,890
7	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,430	1,420
7	CarMax Auto Owner Trust 2016-1	1.880%	6/15/21	3,480	3,434
7	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	4,111	4,064
7	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	2,230	2,158
7	CarMax Auto Owner Trust 2017-3	2.220%	11/15/22	9,990	9,738
7	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	4,190	4,125
7	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	2,380	2,322
7	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	8,485	8,451
7	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	12,130	11,981
7	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	1,910	1,878
7	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	19,380	19,374
7	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	9,680	9,699
7	CCUBS Commercial Mortgage Trust 2017-C1	3.283%	11/15/50	5,000	4,776
7	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	1,550	1,535
7	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	880	864
7	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	1,175	1,143
7	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	535	521
7	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	4,378	4,353
[7,12] CFCRE Commercial Mortgage Trust 2011-C2		5.947%	12/15/47	2,298	2,432
7	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	3,376	3,264
[7,12] Chesapeake Funding II LLC 2018-1		3.040%	4/15/30	18,420	18,352
[7,12] Chrysler Capital Auto Receivables Trust
	2015-BA	2.260%	10/15/20	1,666	1,665
[7,12] Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	6,150	6,130
[7,12] Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	1,789	1,779
[7,12] Chrysler Capital Auto Receivables Trust
	2016-BA	1.870%	2/15/22	1,700	1,673
7	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	8,576	8,534
7	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	7,580	7,546
7	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	6,710	6,612
[7,12] Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	500	500
7	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	1,527	1,501
7	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	373	378

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Citigroup Commercial Mortgage Trust
	2014-GC19	3.753%	3/10/47	157	159
7	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	8,659	8,853
7	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	1,304	1,311
7	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	4,082	4,129
7	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	1,575	1,576
7	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	275	276
7	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	1,640	1,616
7	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	4,442	4,435
7	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	20	19
7	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	620	622
7	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	5,062	5,091
7	Citigroup Commercial Mortgage Trust
	2015-GC36	3.349%	2/10/49	2,600	2,529
7	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	1,453	1,400
7	Citigroup Commercial Mortgage Trust
	2016-C2	2.575%	8/10/49	3,500	3,236
7	Citigroup Commercial Mortgage Trust
	2016-GC37	3.314%	4/10/49	4,000	3,888
7	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	1,070	1,039
7	Citigroup Commercial Mortgage Trust
	2017-P8	3.203%	9/15/50	4,200	3,979
7	Citigroup Commercial Mortgage Trust
	2017-P8	3.465%	9/15/50	2,445	2,374
7	CNH Equipment Trust 2016-B	1.970%	11/15/21	3,540	3,483
7	CNH Equipment Trust 2017-B	2.170%	4/17/23	4,040	3,944
7	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	666	660
7	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	999	993
7	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,695	1,658
[7,12] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	770	758
7	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,366	1,329
7	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	50	49
7	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	580	565
[7,12] COMM 2013-300P Mortgage Trust		4.353%	8/10/30	910	943
7	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	2,060	2,092
7	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	922	953
7	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	733	737
7	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	390	394
7	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	2,115	2,165
7	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	7,500	7,744
7	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	10	10
7	COMM 2013-CCRE9 Mortgage Trust	4.375%	7/10/45	1,910	1,978

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7,12	COMM 2013-CCRE9 Mortgage Trust	4.399%	7/10/45	2,331	2,393
7,12	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	546	552
7	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	160	165
7	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	933	915
7,12	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	600	584
7,12	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	100	100
7	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	4,000	4,061
7	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	943	975
7	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	10	10
7	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,315	1,341
7	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	330	336
7	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,360	6,345
7	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	3,812	3,857
7	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	1,050	1,030
7	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	3,917	3,912
7	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	5,500	5,471
7	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,540	1,563
7	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	570	560
7	COMM 2015-CCRE24 Mortgage Trust	3.432%	8/10/48	2,600	2,565
7	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,775	2,774
7	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	1,800	1,808
7	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,386	3,365
7	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	122
7,12	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	179	177
7	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	685	688
7	CSAIL 2016-C7 Commercial Mortgage Trust	3.210%	11/15/49	3,400	3,265
7	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	1,660	1,619
7	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	1,280	1,234
7	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	1,010	1,038
7,12	Daimler Trucks Retail Trust 2018-1	2.850%	7/15/21	40,570	40,496
7,12	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	11,230	11,201
7	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	1,790	1,730
7,12	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	4,002	3,988
7,12	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	3,500	3,462
7,12	Dell Equipment Finance Trust 2018-1	2.970%	10/22/20	12,207	12,210
7	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	13,138	13,025
7	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	9,500	9,335
7,12	DLL Securitization Trust Series 2018-1	3.100%	4/18/22	12,465	12,438
12	DNB Boligkreditt AS	2.500%	3/28/22	20,740	20,160
[7,11,12] Edsouth Indenture No 9 LLC 2015-1		3.016%	10/25/56	342	342
7,12	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	106	106
7,12	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	3,437	3,429
7,12	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	8,380	8,342
6,7	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	6,932	6,551
7	Fifth Third Auto Trust 2017-1	2.030%	7/15/24	13,110	12,767
7,11	First National Master Note Trust 2017-1	2.558%	4/18/22	8,010	8,016
7,11	First National Master Note Trust 2017-2	2.598%	10/16/23	6,240	6,246
7	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	9,280	9,201
7	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	4,700	4,641
7	Ford Credit Auto Lease Trust 2018-A	2.930%	6/15/21	41,660	41,554
7	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	3,820	3,804
7	Ford Credit Auto Lease Trust 2018-B	3.190%	12/15/21	12,010	12,018
7	Ford Credit Auto Lease Trust 2018-B	3.300%	2/15/22	4,230	4,232
7,12	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	4,695	4,680

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7,12	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	920	914
7,12	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	10,500	10,371
7,12	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	13,230	12,942
7,12	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	16,832	16,290
7,12	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	39,440	38,417
7,12	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	16,690	16,016
7	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	7,500	7,286
7,12	Ford Credit Auto Owner Trust 2018-2	3.470%	1/15/30	17,320	17,284
7	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	26,760	26,730
7,12	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	7,750	7,545
7	Ford Credit Floorplan Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	9,260	9,122
7	Ford Credit Floorplan Master Owner Trust A
	Series 2017-1	2.070%	5/15/22	38,780	38,154
7	Ford Credit Floorplan Master Owner Trust A
	Series 2017-2	2.160%	9/15/22	18,630	18,291
7	Ford Credit Floorplan Master Owner Trust A
	Series 2018-1	2.950%	5/15/23	47,010	46,666
7	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	3,134	3,132
7	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	5,000	4,965
7	GM Financial Automobile Leasing Trust 2017-2	2.180%	6/21/21	3,720	3,678
7	GM Financial Automobile Leasing Trust 2017-3	1.720%	1/21/20	13,461	13,409
7	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	7,410	7,347
7	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	1,970	1,942
7	GM Financial Automobile Leasing Trust 2018-1	2.610%	1/20/21	38,580	38,329
7	GM Financial Automobile Leasing Trust 2018-2	3.060%	6/21/21	19,200	19,209
7	GM Financial Automobile Leasing Trust 2018-3	3.180%	6/21/21	8,620	8,616
7	GM Financial Automobile Leasing Trust 2018-3	3.300%	7/20/22	1,700	1,700
7,12	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	4,430	4,306
7	GM Financial Consumer Automobile 2018-2	3.020%	12/18/23	4,430	4,390
7	GM Financial Consumer Automobile 2018-3	3.020%	5/16/23	18,400	18,355
7	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	5,820	5,799
[7,11,12] GMF Floorplan Owner Revolving Trust 2017-1		2.728%	1/18/22	220	221
7,12	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	21,600	21,105
7,12	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	29,050	28,947
7,12	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	695	683
7,12	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	25,500	25,179
[7,11,12] Golden Credit Card Trust 2017-4A		2.678%	7/15/24	19,310	19,332
7,12	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	20,690	20,384
7,12	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	29,270	29,156
[7,12,13] Gosforth Funding GFUND_18-1A PLC		2.714%	8/25/60	14,500	14,503
7,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2015-1	2.020%	6/21/21	25	25
7,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2016-1	1.990%	4/20/22	4,320	4,290
7,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.600%	6/15/21	5,670	5,618
7,12	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.830%	6/17/24	3,690	3,640
7	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	5	5
7,12	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	233	241
7	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,055	1,041
7	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	30	31

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	5,545	5,656
7	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	210	213
7	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	140	140
7	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	1,680	1,646
7	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	3,630	3,629
7	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	90	88
7	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	40	39
7	GS Mortgage Securities Trust 2015-GC32	3.498%	7/10/48	7,000	6,913
7	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	2,520	2,478
7	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	50	47
7	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	1,140	1,164
7,12	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	2,790	2,740
7,12	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	4,141	4,074
7,12	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	1,600	1,590
7,12	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	2,760	2,682
7,12	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	2,111	2,056
7,12	Hilton USA Trust 2016-HHV	3.719%	11/5/38	30	29
[7,12,13] Holmes Master Issuer PLC 2018-1		2.699%	10/15/54	17,850	17,825
[7,12,13] Holmes Master Issuer PLC 2018-2A		2.561%	10/15/54	16,620	16,553
7	Honda Auto Receivables 2017-2 Owner Trust	1.870%	9/15/23	10,000	9,746
7	Honda Auto Receivables 2017-3 Owner Trust	1.980%	11/20/23	6,490	6,323
7	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	15,530	15,340
7	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	2,330	2,282
7	Honda Auto Receivables 2018-2 Owner Trust	3.010%	5/18/22	10,180	10,162
7	Honda Auto Receivables 2018-3 Owner Trust	2.950%	8/22/22	13,680	13,637
7	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	5,020	4,994
7,12	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	13,080	12,551
7,12	Hyundai Auto Lease Securitization Trust 2017-B	2.130%	3/15/21	8,250	8,167
7,12	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	12,600	12,502
7,12	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	2,480	2,451
7,12	Hyundai Auto Lease Securitization Trust 2018-A	2.810%	4/15/21	25,590	25,498
7,12	Hyundai Auto Lease Securitization Trust 2018-A	2.890%	3/15/22	8,100	8,044
7,12	Hyundai Auto Lease Securitization Trust 2018-B	3.040%	10/15/21	22,090	22,052
7,12	Hyundai Auto Lease Securitization Trust 2018-B	3.200%	6/15/22	2,830	2,825
7	Hyundai Auto Receivables Trust 2017-B	1.960%	2/15/23	11,040	10,735
7,12	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	2,090	2,082
7,13	Illinois Student Assistance Commission
	Series 2010-1	3.385%	4/25/22	162	162
7,12	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,184	2,154
7	John Deere Owner Trust 2015-B	1.780%	6/15/22	540	539
7	John Deere Owner Trust 2016-B	1.490%	5/15/23	1,000	985
7	John Deere Owner Trust 2017-A	2.110%	12/15/23	7,650	7,554
7	John Deere Owner Trust 2017-B	2.110%	7/15/24	7,960	7,709
7	John Deere Owner Trust 2018-B	3.080%	11/15/22	23,700	23,650
7	John Deere Owner Trust 2018-B	3.230%	6/16/25	7,540	7,508
7,12	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	3,133	3,216
7,12	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.586%	8/15/46	1,383	1,441
7,12	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	9,826	10,018
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	401	402

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	975	954
[7,12] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	1,523	1,506
[7,12] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,686	1,672
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C10	2.875%	12/15/47	431	422
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	2,948	3,012
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	499	503
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	185	188
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,250	1,287
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	2,807	2,750
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	3.461%	7/15/47	210	211
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP3	2.870%	8/15/49	1,480	1,390
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	470	465
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	750	733
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.363%	7/15/45	1,598	1,587
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.664%	7/15/45	3,137	3,162
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	4.171%	7/15/45	1,465	1,484
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.761%	8/15/46	386	390
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	490	504
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	3.659%	11/15/45	196	198
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	4.199%	1/15/47	4,238	4,369
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	5,130	5,252
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.439%	2/15/47	450	462
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C19	3.997%	4/15/47	10	10
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	3.493%	8/15/47	190	189
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C24	3.639%	11/15/47	1,090	1,090
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C26	3.231%	1/15/48	90	88
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C26	3.494%	1/15/48	10	10

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C27	3.179%	2/15/48	110	107
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C30	3.822%	7/15/48	20	20
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C31	3.801%	8/15/48	150	151
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C32	3.598%	11/15/48	3,403	3,374
7	JPMCC Commercial Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	6,180	6,146
7	JPMCC Commercial Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	895	871
7	JPMDB Commercial Mortgage Securities
	Trust 2017-C7	3.409%	10/15/50	660	641
7	JPMDB Commercial Mortgage Securities
	Trust 2018-C8	4.211%	6/15/51	60	62
[7,12,13] Lanark Master Issuer plc 2018-1A		2.730%	12/22/69	4,708	4,703
[7,11,12] Lanark Master Issuer plc 2018-2A		2.846%	12/22/69	10,560	10,553
7,12	Master Credit Card Trust II Series 2017-1A	2.260%	7/21/21	20,000	19,789
[7,11,12] Master Credit Card Trust II Series 2018-1A		2.672%	7/22/24	8,120	8,101
7	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	7,565	7,549
7	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	12,140	12,066
7	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	1,210	1,197
7	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	6,700	6,689
7,12	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	39	39
7,12	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	963	961
7,12	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	570	559
7,12	MMAF Equipment Finance LLC 2016-AA	2.210%	12/15/32	6,130	5,870
7,12	MMAF Equipment Finance LLC 2017-A	2.410%	8/16/24	6,180	6,006
7,12	MMAF Equipment Finance LLC 2017-A	2.680%	7/16/27	3,090	2,972
7,12	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	4,730	4,734
7,12	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	2,580	2,573
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.176%	8/15/45	2,605	2,584
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C5	3.792%	8/15/45	1,116	1,108
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2012-C6	2.858%	11/15/45	1,266	1,241
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C10	4.219%	7/15/46	5,387	5,499
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	3.960%	8/15/46	1,290	1,302
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	4.303%	8/15/46	190	195
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	3.824%	10/15/46	420	425
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	4.259%	10/15/46	150	154
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C13	4.039%	11/15/46	85	87
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.064%	2/15/47	400	408
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C14	4.384%	2/15/47	200	205

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	3.773%	4/15/47	2,240	2,256
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C15	4.051%	4/15/47	5,400	5,521
7	Morgan Stanley Bank of America Merrill
	LynchTrust 2014-C16	3.892%	6/15/47	3,243	3,291
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C16	4.094%	6/15/47	330	332
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C17	3.741%	8/15/47	570	573
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C18	3.923%	10/15/47	60	61
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C19	3.326%	12/15/47	120	119
7	Morgan Stanley Bank of America Merrill
	LynchTrust 2014-C19	3.526%	12/15/47	10	10
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C20	3.069%	2/15/48	150	148
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C20	3.249%	2/15/48	60	58
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.451%	7/15/50	11,030	10,791
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.719%	7/15/50	5,200	5,206
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C24	3.732%	5/15/48	780	780
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.372%	10/15/48	2,500	2,426
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.635%	10/15/48	4,458	4,427
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C29	3.325%	5/15/49	450	436
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.459%	12/15/49	5,600	5,438
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	3,042	3,017
7	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C34	3.536%	11/15/52	1,250	1,214
7,12	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	2,251	2,221
7	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	7,050	7,040
7	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	5,000	4,950
7	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	1,260	1,242
7	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	4,257	4,155
[7,11,12] Motor plc 2017 1A		2.746%	9/25/24	17,400	17,385
7,12	MSBAM Commercial Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	110	106
7,11	Navient Student Loan Trust 2014-8	2.656%	4/25/23	2,733	2,736
7,11	Navient Student Loan Trust 2015-3	2.866%	6/26/56	5,164	5,186
[7,11,12] Navient Student Loan Trust 2016-2		3.266%	6/25/65	1,650	1,666
[7,11,12] Navient Student Loan Trust 2016-3		3.066%	6/25/65	2,093	2,103
[7,11,12] Navient Student Loan Trust 2016-6A		2.966%	3/25/66	7,450	7,517
[7,11,12] Navient Student Loan Trust 2017-1		2.966%	7/26/66	28,980	29,115
[7,11,12] Navient Student Loan Trust 2017-3A		2.816%	7/26/66	5,175	5,212
[7,11,12] Navient Student Loan Trust 2017-4A		2.716%	9/27/66	6,410	6,438

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[7,11,12] Navient Student Loan Trust 2018-1		2.406%	3/25/67	1,260	1,260
[7,11,12] Navient Student Loan Trust 2018-1		2.566%	3/25/67	2,760	2,759
[7,11,12] Navient Student Loan Trust 2018-1		2.936%	3/25/67	3,410	3,426
[7,11,12] Navistar Financial Dealer Note Master
	Trust II 2017-1A	2.996%	6/27/22	7,510	7,538
7,12	NextGear Floorplan Master Owner Trust
	2016-1A	2.740%	4/15/21	3,380	3,377
7	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	18,650	18,544
7	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	5,240	5,189
7	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	9,350	9,271
7	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	2,610	2,576
7	Nissan Auto Receivables 2016-A Owner Trust	1.590%	7/15/22	10,250	10,046
7	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	21,970	21,642
7	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	12,380	12,084
7	Nissan Auto Receivables 2018-B Owner Trust	3.160%	12/16/24	6,700	6,668
7,11	Nissan Master Owner Trust Receivables Series
	2017-C	2.478%	10/17/22	19,325	19,361
7,12	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	1,250	1,219
[7,11,12] Pepper Residential Securities Trust
	2017A-A1UA	3.233%	3/10/58	208	208
[7,11,12] Pepper Residential Securities Trust
	2018A-A1UA	3.089%	3/12/47	59	59
[7,11,12] Pepper Residential Securities Trust
	2019A-A1U1	2.489%	10/12/18	690	690
[7,11,12] Pepper Residential Securities Trust
	2020A-A1U1	2.658%	3/16/19	670	667
[7,11,12] Pepper Residential Securities Trust
	2021-A1U	3.038%	1/16/60	1,653	1,653
[7,12,13] Permanent Master Issuer PLC 2018-1A		2.747%	7/15/58	9,060	9,064
7,12	PFS Financing Corp. 2017-B	2.220%	7/15/22	630	617
[7,11,12] PFS Financing Corp. 2017-C		2.628%	10/15/21	840	840
7,12	PFS Financing Corp. 2017-D	2.400%	10/17/22	880	864
7,12	PFS Financing Corp. 2018-D	3.190%	4/17/23	440	437
[7,11,12] PHEAA Student Loan Trust 2016-2A		3.166%	11/25/65	5,378	5,448
7	Public Service New Hampshire Funding LLC
	2018-1	3.094%	2/1/26	7,220	7,198
7	Public Service New Hampshire Funding LLC
	2018-1	3.506%	8/1/28	2,470	2,461
7	Public Service New Hampshire Funding LLC
	2018-1	3.814%	2/1/35	2,350	2,348
[7,11,12] Resimac Premier Series 2016-1A		3.523%	10/10/47	1,264	1,272
[7,11,12] Resimac Premier Series 2017-1A		3.081%	9/11/48	2,701	2,702
[7,11,12] Resimac Premier Series 2018-1A		2.933%	11/10/49	1,300	1,298
[7,11,12] Resimac Premier Series 2018-1NCA		2.987%	12/16/59	2,500	2,499
7	Royal Bank of Canada	1.875%	2/5/21	5,400	5,311
7	Santander Drive Auto Receivables Trust 2017-1	1.770%	9/15/20	346	346
7	Santander Drive Auto Receivables Trust 2017-3	1.670%	6/15/20	428	427
7	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	330	329
7	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	411	410
7	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	170	169
7,12	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	2,520	2,485
7,12	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	17,750	17,682
7,12	Santander Retail Auto Lease Trust 2018-A	3.060%	4/20/22	6,220	6,182

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7,12	Securitized Term Auto Receivables Trust
	2016-1A	1.524%	3/25/20	2,018	2,010
7,12	Securitized Term Auto Receivables Trust
	2016-1A	1.794%	2/25/21	3,980	3,931
7,12	Securitized Term Auto Receivables Trust
	2017-1A	1.890%	8/25/20	12,035	11,981
7,12	Securitized Term Auto Receivables Trust
	2017-1A	2.209%	6/25/21	4,600	4,547
7,12	Securitized Term Auto Receivables Trust
	2017-2A	2.040%	4/26/21	11,190	11,034
7,12	Securitized Term Auto Receivables Trust
	2017-2A	2.289%	3/25/22	3,750	3,652
7,12	Securitized Term Auto Receivables Trust
	2018-1A	3.068%	1/25/22	8,690	8,626
7,12	Securitized Term Auto Receivables Trust
	2018-1A	3.298%	11/25/22	3,100	3,070
7	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	910	884
7,12	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	325	318
[7,11,12] SMB Private Education Loan Trust 2016-B		3.608%	2/17/32	242	248
[7,11,12] SMB Private Education Loan Trust 2016-C		3.258%	9/15/34	400	405
[7,11,12] SMB Private Education Loan Trust 2017-A		3.058%	9/15/34	450	453
7,12	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	520	504
7,12	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	1,890	1,874
7,12	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	840	838
7,12	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	1,390	1,389
7,12	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	90	87
7,12	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	440	432
7,12	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	340	329
7,12	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	684	674
7,12	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	250	242
7,12	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	780	772
7,12	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	390	378
7,12	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	258	256
7,12	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	130	126
7,12	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	1,070	1,059
7,12	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	1,850	1,846
7,12	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	1,100	1,096
7	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	10,630	10,636
7	Synchrony Credit Card Master Note Trust
	2015-1	2.370%	3/15/23	3,355	3,321
7	Synchrony Credit Card Master Note Trust
	2015-4	2.380%	9/15/23	7,153	7,038
7	Synchrony Credit Card Master Note Trust
	2016-2	2.210%	5/15/24	6,820	6,635
7	Synchrony Credit Card Master Note Trust
	2016-3	1.580%	9/15/22	16,820	16,604
7	Synchrony Credit Card Master Note Trust
	2017-2	2.620%	10/15/25	10,670	10,342
7	Synchrony Credit Card Master Note Trust
	Series 2012-2	2.220%	1/15/22	1,997	1,995
7,12	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	100	98
7	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	2,470	2,437
7	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	955	930
7	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	8,430	8,336

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	540	530
7	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	4,160	4,147
7	Toyota Auto Receivables 2018-C Owner Trust	3.020%	12/15/22	23,180	23,129
7	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	10,070	10,035
7,12	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	1,590	1,559
7,12	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	1,130	1,130
7	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	273	276
7	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	1,235	1,217
7,12	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	4,409	4,349
7	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	1,499	1,464
7	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.244%	4/10/46	220	218
7	UBS-Barclays Commercial Mortgage Trust
	2013-C6	3.469%	4/10/46	150	148
7	USAA Auto Owner Trust 2017-1	1.880%	9/15/22	8,440	8,290
7,12	Verizon Owner Trust 2016-2A	1.680%	5/20/21	7,160	7,109
7,12	Verizon Owner Trust 2017-1A	2.060%	9/20/21	11,000	10,893
7,12	Verizon Owner Trust 2017-2A	1.920%	12/20/21	30,260	29,860
7,12	Verizon Owner Trust 2017-3	2.060%	4/20/22	10,080	9,923
7,12	Verizon Owner Trust 2018-1	2.820%	9/20/22	34,730	34,495
7,12	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,836	2,780
7	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	12,330	12,301
7	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	5,610	5,592
[7,11,12] Volvo Financial Equipment Master Owner
	Trust 2017-A	2.658%	11/15/22	3,320	3,329
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	959	941
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	626	620
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	455	461
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	311	320
7	Wells Fargo Commercial Mortgage Trust
	2014-LC16	3.548%	8/15/50	30	30
7	Wells Fargo Commercial Mortgage Trust
	2014-LC16	3.817%	8/15/50	10	10
7	Wells Fargo Commercial Mortgage Trust
	2014-LC18	3.405%	12/15/47	10	10
7	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	1,565	1,520
7	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.190%	2/15/48	120	118
7	Wells Fargo Commercial Mortgage Trust
	2015-C27	3.451%	2/15/48	440	434
7	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	3,130	3,119
7	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	2,120	2,114
7	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	4,415	4,452
7	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	9/15/48	3,480	3,492

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Wells Fargo Commercial Mortgage Trust
	2016-C32	3.560%	1/15/59	510	504
7	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.525%	12/15/49	470	460
7	Wells Fargo Commercial Mortgage Trust
	2016-C37	3.794%	12/15/49	380	379
7	Wells Fargo Commercial Mortgage Trust
	2017-C38	3.453%	7/15/50	1,285	1,251
7	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.157%	9/15/50	30	28
7	Wells Fargo Commercial Mortgage Trust
	2017-C39	3.418%	9/15/50	2,505	2,424
7	Wells Fargo Commercial Mortgage Trust
	2017-C40	3.581%	10/15/50	3,040	2,977
7	Wells Fargo Commercial Mortgage Trust
	2017-C41	3.472%	11/15/50	1,790	1,736
7	Wells Fargo Commercial Mortgage Trust
	2017-C42	3.589%	12/15/50	6,685	6,537
7	Wells Fargo Commercial Mortgage Trust
	2017-RC1	3.631%	1/15/60	396	391
7	Wells Fargo Commercial Mortgage Trust
	2018-C43	4.012%	3/15/51	1,800	1,816
7	Wells Fargo Commercial Mortgage Trust
	2018-C46	4.152%	8/15/51	2,030	2,074
12	Westpac Banking Corp.	2.100%	2/25/21	950	924
[7,12] WFRBS Commercial Mortgage Trust 2011-C3		4.375%	3/15/44	1,366	1,394
7	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,199	1,199
7	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	683	691
7	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	233	230
7	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,705	2,651
7	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	633	623
7	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	526	531
7	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	255	262
7	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	180	181
7	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	666	672
7	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,665	1,712
7	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	2,540	2,554
7	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,215	1,247
7	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	30	31
7	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	20	20
7	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	80	80
7	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	5,500	5,482
7	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	925	939
7	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	3,030	3,017
7	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,570	2,580
7	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	2,570	2,629
[7,12] Wheels SPV 2 LLC 2016-1A		1.870%	5/20/25	865	856
7	World Financial Network Credit Card Master
	Note Trust Series 2015-B	2.550%	6/17/24	1,520	1,500
7	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	2,853	2,848
7	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	15,000	14,881
7	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	1,337	1,330
7	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	6,479	6,402
7	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	3,590	3,535

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	4,670	4,620
7	World Omni Automobile Lease Securitization
	Trust 2018-A	2.830%	7/15/21	22,380	22,282
7	World Omni Automobile Lease Securitization
	Trust 2018-A	2.940%	5/15/23	6,720	6,676
7	World Omni Automobile Lease Securitization
	Trust 2018-B	3.190%	12/15/21	16,800	16,794
7	World Omni Automobile Lease Securitization
	Trust 2018-B	3.300%	3/15/24	3,490	3,487
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,646,771)					2,617,237
Corporate Bonds (22.6%)
Finance (14.0%)
	Banking (11.7%)
	American Express Co.	3.700%	8/3/23	37,405	37,246
	American Express Co.	3.000%	10/30/24	18,265	17,445
12	ASB Bank Ltd.	3.750%	6/14/23	10,575	10,486
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	3,880	3,878
	Banco Santander SA	4.379%	4/12/28	2,585	2,452
7	Bank of America Corp.	2.369%	7/21/21	3,005	2,952
7	Bank of America Corp.	2.328%	10/1/21	9,260	9,058
	Bank of America Corp.	3.004%	12/20/23	25,315	24,491
7	Bank of America Corp.	3.550%	3/5/24	142,215	140,520
7	Bank of America Corp.	3.366%	1/23/26	35,445	34,082
7	Bank of America Corp.	3.824%	1/20/28	28,026	27,286
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,040
	Bank of New York Mellon Corp.	2.050%	5/3/21	3,685	3,572
	Bank of New York Mellon Corp.	3.450%	8/11/23	17,780	17,642
	Bank of New York Mellon Corp.	3.400%	5/15/24	2,100	2,070
	Bank of New York Mellon Corp.	3.000%	2/24/25	700	671
	Bank of Nova Scotia	2.150%	7/14/20	945	929
12	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	8,345	8,206
12	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	13,875	13,472
12	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	37,330	35,906
12	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	48,800	48,489
12	BNP Paribas SA	3.375%	1/9/25	18,980	17,958
12	BNP Paribas SA	4.400%	8/14/28	16,125	15,791
	BPCE SA	2.500%	12/10/18	8,325	8,325
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	17,320	17,225
	Comerica Inc.	3.700%	7/31/23	26,370	26,268
	Commonwealth Bank of Australia	2.300%	3/12/20	1,500	1,478
12	Commonwealth Bank of Australia	5.000%	3/19/20	3,300	3,373
	Commonwealth Bank of Australia	2.400%	11/2/20	3,090	3,022
12	Commonwealth Bank of Australia	2.000%	9/6/21	11,329	10,859
12	Commonwealth Bank of Australia	2.750%	3/10/22	10,060	9,765
12	Commonwealth Bank of Australia	3.450%	3/16/23	1,930	1,911
12	Commonwealth Bank of Australia	3.150%	9/19/27	12,000	11,166
	Cooperatieve Rabobank UA	2.250%	1/14/19	2,540	2,538
	Cooperatieve Rabobank UA	2.750%	1/10/23	16,410	15,763
12	Cooperatieve Rabobank UA	3.875%	9/26/23	19,200	19,147
	Credit Suisse AG	3.000%	10/29/21	3,000	2,956
12	Danske Bank A/S	2.750%	9/17/20	1,155	1,135
	Fifth Third Bank	2.250%	6/14/21	6,133	5,951

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	First Republic Bank	2.500%	6/6/22	20,500	19,684
	Goldman Sachs Group Inc.	2.550%	10/23/19	13,317	13,260
	Goldman Sachs Group Inc.	2.300%	12/13/19	24,740	24,523
	Goldman Sachs Group Inc.	2.600%	12/27/20	9,715	9,559
	Goldman Sachs Group Inc.	5.750%	1/24/22	11,320	12,042
	Goldman Sachs Group Inc.	3.000%	4/26/22	16,015	15,677
7	Goldman Sachs Group Inc.	2.876%	10/31/22	14,170	13,818
	Goldman Sachs Group Inc.	3.625%	1/22/23	295	293
7	Goldman Sachs Group Inc.	2.908%	6/5/23	25,190	24,359
	Goldman Sachs Group Inc.	3.850%	7/8/24	2,100	2,089
	Goldman Sachs Group Inc.	3.750%	5/22/25	2,860	2,802
7	Goldman Sachs Group Inc.	3.272%	9/29/25	29,755	28,435
7	Goldman Sachs Group Inc.	3.691%	6/5/28	14,140	13,439
7	Goldman Sachs Group Inc.	3.814%	4/23/29	16,535	15,730
	HSBC Bank USA NA	4.875%	8/24/20	4,336	4,435
	HSBC Holdings plc	5.100%	4/5/21	780	810
	HSBC Holdings plc	2.650%	1/5/22	7,210	6,985
	HSBC Holdings plc	4.875%	1/14/22	2,030	2,103
7	HSBC Holdings plc	3.262%	3/13/23	22,350	21,878
	HSBC Holdings plc	3.600%	5/25/23	4,085	4,042
7	HSBC Holdings plc	3.033%	11/22/23	17,615	17,006
7	HSBC Holdings plc	3.950%	5/18/24	13,115	13,017
	HSBC Holdings plc	4.300%	3/8/26	550	546
	HSBC Holdings plc	4.375%	11/23/26	985	967
7	HSBC Holdings plc	4.041%	3/13/28	52,681	50,755
7	HSBC Holdings plc	4.583%	6/19/29	50,850	50,844
	HSBC USA Inc.	2.750%	8/7/20	3,623	3,591
	Huntington National Bank	2.375%	3/10/20	8,455	8,349
	Huntington National Bank	2.500%	8/7/22	4,685	4,486
	Huntington National Bank	3.550%	10/6/23	11,465	11,322
12	ING Bank NV	2.500%	10/1/19	3,040	3,020
	JPMorgan Chase & Co.	2.250%	1/23/20	18,479	18,291
	JPMorgan Chase & Co.	4.950%	3/25/20	4,385	4,494
	JPMorgan Chase & Co.	2.750%	6/23/20	5,255	5,215
	JPMorgan Chase & Co.	2.550%	10/29/20	21,890	21,572
	JPMorgan Chase & Co.	2.550%	3/1/21	11,356	11,149
	JPMorgan Chase & Co.	4.500%	1/24/22	5,296	5,459
	JPMorgan Chase & Co.	2.972%	1/15/23	27,933	27,192
	JPMorgan Chase & Co.	3.200%	1/25/23	1,955	1,923
7	JPMorgan Chase & Co.	2.776%	4/25/23	8,975	8,716
	JPMorgan Chase & Co.	2.700%	5/18/23	6,106	5,865
	JPMorgan Chase & Co.	3.875%	2/1/24	4,000	4,027
7	JPMorgan Chase & Co.	3.559%	4/23/24	20,590	20,390
	JPMorgan Chase & Co.	3.625%	5/13/24	6,500	6,441
	JPMorgan Chase & Co.	3.125%	1/23/25	8,856	8,459
7	JPMorgan Chase & Co.	3.220%	3/1/25	32,655	31,561
	JPMorgan Chase & Co.	3.900%	7/15/25	14,605	14,575
	JPMorgan Chase & Co.	3.300%	4/1/26	4,090	3,918
	JPMorgan Chase & Co.	3.200%	6/15/26	7,340	6,985
7	JPMorgan Chase & Co.	3.782%	2/1/28	18,655	18,132
7	JPMorgan Chase & Co.	3.540%	5/1/28	12,890	12,279
7	JPMorgan Chase & Co.	3.509%	1/23/29	11,075	10,454
7	JPMorgan Chase & Co.	4.005%	4/23/29	12,680	12,415
	KeyBank NA	2.500%	11/22/21	1,860	1,807

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Lloyds Banking Group plc	4.450%	5/8/25	15,000	14,962
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	3,890	3,750
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	24,101	23,795
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	1,470	1,414
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	3,115	3,043
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	17,200	16,580
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	32,435	32,215
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,025	961
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	8,860	8,756
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	5,990	5,793
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	36,100	35,739
12	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	12,470	12,274
	Morgan Stanley	5.750%	1/25/21	7,650	8,038
	Morgan Stanley	2.625%	11/17/21	40,688	39,559
	Morgan Stanley	2.750%	5/19/22	8,140	7,891
	Morgan Stanley	3.125%	1/23/23	16,800	16,369
	Morgan Stanley	3.875%	4/29/24	4,030	4,012
13	Morgan Stanley	3.563%	5/8/24	7,555	7,685
	Morgan Stanley	3.700%	10/23/24	6,138	6,048
	Morgan Stanley	4.000%	7/23/25	1,355	1,344
	Morgan Stanley	3.875%	1/27/26	2,020	1,983
	Morgan Stanley	3.625%	1/20/27	8,470	8,106
7	Morgan Stanley	3.591%	7/22/28	19,180	18,159
	MUFG Americas Holdings Corp.	3.500%	6/18/22	7,000	6,962
	MUFG Americas Holdings Corp.	3.000%	2/10/25	2,000	1,899
12	MUFG Bank Ltd.	2.300%	3/5/20	715	704
12	MUFG Bank Ltd.	2.750%	9/14/20	8,500	8,330
12	MUFG Bank Ltd.	2.850%	9/8/21	3,010	2,945
12	Nordea Bank AB	3.750%	8/30/23	8,700	8,607
	PNC Bank NA	2.600%	7/21/20	5,735	5,672
	PNC Bank NA	2.150%	4/29/21	2,294	2,228
	PNC Bank NA	2.550%	12/9/21	5,135	5,003
	PNC Bank NA	2.625%	2/17/22	3,980	3,874
	PNC Bank NA	2.950%	2/23/25	5,360	5,114
	PNC Bank NA	3.250%	6/1/25	27	26
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,335	1,292
	PNC Funding Corp.	5.125%	2/8/20	3,840	3,939
	Santander UK plc	3.400%	6/1/21	51,000	50,802
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	8,570	8,288
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	6,840	6,571
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	9,975	9,925
12	Swedbank AB	2.375%	2/27/19	4,200	4,200
12	Swedbank AB	2.800%	3/14/22	8,215	7,997
	Toronto-Dominion Bank	3.500%	7/19/23	32,065	32,058
	UBS AG	2.350%	3/26/20	700	690
12	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,470	5,379
12	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	24,139	23,280
12	UBS Group Funding Switzerland AG	3.491%	5/23/23	2,060	2,019
[7,12] UBS Group Funding Switzerland AG		2.859%	8/15/23	26,640	25,463
	US Bancorp	2.350%	1/29/21	750	736
	US Bancorp	3.700%	1/30/24	1,735	1,745
	Wells Fargo & Co.	3.000%	1/22/21	2,240	2,222
	Wells Fargo & Co.	2.625%	7/22/22	19,530	18,848
	Wells Fargo & Co.	3.450%	2/13/23	8,300	8,127

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	3.300%	9/9/24	8,943	8,649
	Wells Fargo & Co.	3.000%	2/19/25	8,170	7,739
	Wells Fargo Bank NA	3.550%	8/14/23	40,290	40,048
	Westpac Banking Corp.	2.300%	5/26/20	265	261
	Westpac Banking Corp.	2.100%	5/13/21	4,820	4,664
	Westpac Banking Corp.	2.000%	8/19/21	7,665	7,356
	Westpac Banking Corp.	2.750%	1/11/23	21,690	20,935
	Westpac Banking Corp.	3.350%	3/8/27	18,935	18,004

	Brokerage (0.1%)
	Charles Schwab Corp.	3.850%	5/21/25	10,810	10,889
	Invesco Finance plc	3.125%	11/30/22	5,203	5,099
	Invesco Finance plc	4.000%	1/30/24	4,000	4,008
	Invesco Finance plc	3.750%	1/15/26	3,427	3,355
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,670	3,608

	Finance Companies (0.5%)
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	27,211	26,527
	GE Capital International Funding Co.
	Unlimited Co.	3.373%	11/15/25	55,037	52,378

	Insurance (1.3%)
	Aetna Inc.	2.750%	11/15/22	1,700	1,637
	Aetna Inc.	2.800%	6/15/23	2,345	2,247
12	AIA Group Ltd.	3.200%	3/11/25	17,405	16,551
12	AIG Global Funding	2.700%	12/15/21	2,625	2,549
	Berkshire Hathaway Inc.	2.750%	3/15/23	17,376	16,916
	Berkshire Hathaway Inc.	3.125%	3/15/26	5,117	4,922
	Chubb INA Holdings Inc.	2.700%	3/13/23	2,940	2,836
	Chubb INA Holdings Inc.	3.350%	5/15/24	4,390	4,310
	Chubb INA Holdings Inc.	3.150%	3/15/25	1,264	1,222
	Chubb INA Holdings Inc.	3.350%	5/3/26	6,530	6,345
	Manulife Financial Corp.	4.900%	9/17/20	7,455	7,677
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	5,500	5,663
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	11,000	10,693
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	2,370	2,322
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	13,865	13,479
12	MassMutual Global Funding II	2.750%	6/22/24	14,920	14,147
12	Metropolitan Life Global Funding I	3.000%	1/10/23	9,594	9,351
12	Metropolitan Life Global Funding I	3.450%	12/18/26	8,725	8,467
12	Metropolitan Life Global Funding I	3.000%	9/19/27	17,995	16,723
12	New York Life Global Funding	2.900%	1/17/24	4,620	4,456
12	New York Life Global Funding	3.000%	1/10/28	25,140	23,610
	PartnerRe Finance B LLC	5.500%	6/1/20	1,940	1,995
12	Pricoa Global Funding I	2.550%	11/24/20	2,435	2,392
12	Pricoa Global Funding I	2.450%	9/21/22	4,300	4,121
12	Reliance Standard Life Global Funding II	3.050%	1/20/21	1,430	1,410
12	Swiss Re Treasury US Corp.	2.875%	12/6/22	7,330	7,052
	UnitedHealth Group Inc.	2.875%	3/15/23	3,000	2,921
	UnitedHealth Group Inc.	3.750%	7/15/25	5,915	5,924
	UnitedHealth Group Inc.	3.450%	1/15/27	7,500	7,345

	Real Estate Investment Trusts (0.4%)
	AvalonBay Communities Inc.	3.350%	5/15/27	2,960	2,839
	AvalonBay Communities Inc.	3.200%	1/15/28	2,250	2,143

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Camden Property Trust	4.875%	6/15/23	435	453
	Camden Property Trust	4.250%	1/15/24	1,738	1,757
	Camden Property Trust	3.500%	9/15/24	435	421
	Federal Realty Investment Trust	3.000%	8/1/22	2,575	2,513
	Federal Realty Investment Trust	2.750%	6/1/23	5,330	5,089
	Federal Realty Investment Trust	3.250%	7/15/27	6,335	5,926
12	Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	6,810	6,512
	Simon Property Group LP	4.375%	3/1/21	4,750	4,863
	Simon Property Group LP	3.500%	9/1/25	1,003	976
	Simon Property Group LP	3.375%	12/1/27	11,855	11,296
12	WEA Finance LLC	4.125%	9/20/28	20,070	19,894
					2,309,615
Industrial (7.9%)
	Basic Industry (0.6%)
12	Air Liquide Finance SA	1.750%	9/27/21	18,481	17,624
12	Air Liquide Finance SA	2.250%	9/27/23	14,180	13,324
	Airgas Inc.	2.900%	11/15/22	2,575	2,507
12	Chevron Phillips Chemical Co. LLC / Chevron
	Phillips Chemical Co. LP	3.400%	12/1/26	9,820	9,503
12	Chevron Phillips Chemical Co. LLC / Chevron
	Phillips Chemical Co. LP	3.700%	6/1/28	21,765	21,514
	EI du Pont de Nemours & Co.	2.200%	5/1/20	37,385	36,885

	Capital Goods (1.0%)
	Caterpillar Financial Services Corp.	2.850%	6/1/22	7,100	6,979
	Caterpillar Financial Services Corp.	2.400%	6/6/22	13,610	13,195
	Caterpillar Financial Services Corp.	3.750%	11/24/23	6,005	6,079
	Caterpillar Inc.	3.900%	5/27/21	1,613	1,641
	Caterpillar Inc.	2.600%	6/26/22	1,755	1,709
	Deere & Co.	2.600%	6/8/22	5,825	5,681
	General Dynamics Corp.	2.625%	11/15/27	13,665	12,523
	General Dynamics Corp.	3.750%	5/15/28	14,340	14,393
	General Electric Co.	5.500%	1/8/20	5,000	5,131
	General Electric Co.	4.625%	1/7/21	29,656	30,549
	General Electric Co.	3.150%	9/7/22	26,095	25,747
	Illinois Tool Works Inc.	2.650%	11/15/26	12,675	11,712
	John Deere Capital Corp.	2.750%	3/15/22	5,830	5,719
	John Deere Capital Corp.	2.650%	6/24/24	10,000	9,510
	Parker-Hannifin Corp.	3.500%	9/15/22	1,885	1,885
12	Siemens Financieringsmaatschappij NV	2.700%	3/16/22	12,300	11,972

	Communication (0.8%)
	America Movil SAB de CV	5.000%	10/16/19	13,000	13,197
	America Movil SAB de CV	5.000%	3/30/20	7,725	7,897
	America Movil SAB de CV	3.125%	7/16/22	1,160	1,136
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,700	2,069
	Comcast Corp.	5.150%	3/1/20	4,425	4,550
	Comcast Corp.	1.625%	1/15/22	3,830	3,614
	Comcast Corp.	3.600%	3/1/24	9,390	9,278
	Comcast Corp.	3.375%	2/15/25	29,805	28,743
	Comcast Corp.	3.375%	8/15/25	23,444	22,634
	NBCUniversal Media LLC	5.150%	4/30/20	9,000	9,276
	NBCUniversal Media LLC	2.875%	1/15/23	27,000	26,180

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Consumer Cyclical (1.3%)
	American Honda Finance Corp.	2.250%	8/15/19	7,340	7,306
	American Honda Finance Corp.	2.450%	9/24/20	2,375	2,348
12	BMW US Capital LLC	3.400%	8/13/21	14,100	14,072
12	BMW US Capital LLC	3.450%	4/12/23	22,000	21,776
12	BMW US Capital LLC	3.750%	4/12/28	19,000	18,680
	Costco Wholesale Corp.	2.750%	5/18/24	3,380	3,269
	Costco Wholesale Corp.	3.000%	5/18/27	4,225	4,010
12	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	7,945	7,933
12	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	1,655	1,645
12	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	1,219	1,198
12	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	5,000	4,902
12	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	10,000	9,716
	Harley-Davidson Inc.	3.500%	7/28/25	8,000	7,655
	Lowe’s Cos. Inc.	4.625%	4/15/20	2,380	2,417
	Lowe’s Cos. Inc.	3.120%	4/15/22	5,005	4,973
	Lowe’s Cos. Inc.	3.375%	9/15/25	1,370	1,348
	Lowe’s Cos. Inc.	2.500%	4/15/26	23,025	21,145
	Lowe’s Cos. Inc.	3.100%	5/3/27	4,420	4,206
12	Nissan Motor Acceptance Corp.	2.550%	3/8/21	6,215	6,075
12	Nissan Motor Acceptance Corp.	2.600%	9/28/22	2,825	2,703
12	Nissan Motor Acceptance Corp.	3.875%	9/21/23	15,000	15,006
	TJX Cos. Inc.	2.500%	5/15/23	1,100	1,054
	TJX Cos. Inc.	2.250%	9/15/26	23,870	21,560
	Visa Inc.	3.150%	12/14/25	24,040	23,280
	Walmart Inc.	2.350%	12/15/22	4,165	4,023
	Walmart Inc.	2.650%	12/15/24	5,250	5,013

	Consumer Noncyclical (1.1%)
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	5,660	5,439
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	5,165	5,100
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	30,160	29,300
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	1,455	1,451
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,500	1,496
	Covidien International Finance SA	4.200%	6/15/20	4,126	4,197
	Gilead Sciences Inc.	4.500%	4/1/21	3,000	3,082
	Gilead Sciences Inc.	3.700%	4/1/24	30,110	30,190
	Gilead Sciences Inc.	3.500%	2/1/25	27,725	27,223
	Gilead Sciences Inc.	3.650%	3/1/26	7,300	7,168
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,235	1,236
	Kaiser Foundation Hospitals	3.150%	5/1/27	965	922
	Kimberly-Clark Corp.	3.625%	8/1/20	700	707
	Medtronic Inc.	3.150%	3/15/22	3,355	3,334
	Medtronic Inc.	3.625%	3/15/24	2,075	2,085
	Medtronic Inc.	3.500%	3/15/25	33,905	33,626
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	300	276
12	Roche Holdings Inc.	3.350%	9/30/24	8,200	8,114
	SSM Health Care Corp.	3.688%	6/1/23	13,650	13,593

	Energy (1.7%)
	Baker Hughes a GE Co. LLC / Baker Hughes
	Co-Obligor Inc.	3.337%	12/15/27	36,860	34,549
	BP Capital Markets America Inc.	3.796%	9/21/25	8,000	8,015
	BP Capital Markets plc	4.750%	3/10/19	8,500	8,579
	BP Capital Markets plc	4.500%	10/1/20	4,500	4,612

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.561%	11/1/21	2,387	2,400
BP Capital Markets plc	3.245%	5/6/22	10,875	10,790
BP Capital Markets plc	2.500%	11/6/22	3,500	3,381
BP Capital Markets plc	2.750%	5/10/23	11,575	11,182
BP Capital Markets plc	3.994%	9/26/23	1,000	1,018
BP Capital Markets plc	3.814%	2/10/24	35,250	35,590
BP Capital Markets plc	3.224%	4/14/24	8,400	8,228
BP Capital Markets plc	3.535%	11/4/24	8,740	8,660
BP Capital Markets plc	3.506%	3/17/25	8,000	7,887
BP Capital Markets plc	3.119%	5/4/26	19,465	18,533
ConocoPhillips Co.	4.950%	3/15/26	24,750	26,709
Shell International Finance BV	4.300%	9/22/19	1,575	1,597
Shell International Finance BV	4.375%	3/25/20	2,050	2,089
Shell International Finance BV	3.250%	5/11/25	23,255	22,788
Shell International Finance BV	2.875%	5/10/26	7,445	7,068
Total Capital International SA	2.875%	2/17/22	4,500	4,430
Total Capital SA	4.450%	6/24/20	9,160	9,365
Total Capital SA	4.125%	1/28/21	895	913
TransCanada PipeLines Ltd.	2.500%	8/1/22	1,375	1,317
TransCanada PipeLines Ltd.	3.750%	10/16/23	700	699
TransCanada PipeLines Ltd.	4.875%	1/15/26	21,348	22,197
TransCanada PipeLines Ltd.	4.250%	5/15/28	18,599	18,621

Technology (1.1%)
Apple Inc.	3.000%	2/9/24	11,675	11,439
Apple Inc.	3.450%	5/6/24	6,000	5,998
Apple Inc.	2.850%	5/11/24	12,195	11,809
Apple Inc.	2.750%	1/13/25	10,240	9,814
Apple Inc.	2.500%	2/9/25	5,930	5,590
Apple Inc.	3.200%	5/13/25	1,430	1,400
Apple Inc.	3.250%	2/23/26	13,092	12,785
Apple Inc.	2.450%	8/4/26	3,245	2,987
Apple Inc.	3.350%	2/9/27	8,158	7,964
Microsoft Corp.	2.875%	2/6/24	19,090	18,662
Microsoft Corp.	2.700%	2/12/25	1,175	1,125
Microsoft Corp.	3.125%	11/3/25	3,365	3,286
Microsoft Corp.	2.400%	8/8/26	15,595	14,351
Oracle Corp.	2.500%	5/15/22	9,010	8,764
Oracle Corp.	3.400%	7/8/24	10,000	9,934
Oracle Corp.	2.950%	11/15/24	21,704	20,916
Oracle Corp.	2.950%	5/15/25	5,140	4,929
QUALCOMM Inc.	2.600%	1/30/23	4,815	4,624
QUALCOMM Inc.	2.900%	5/20/24	27,920	26,661

Transportation (0.3%)
7 Continental Airlines 2012-2 Class A Pass
Through Trust	4.000%	4/29/26	433	433
7 CSX Transportation Inc.	6.251%	1/15/23	1,188	1,282
7 Delta Air Lines 2007-1 Class A Pass Through
Trust	6.821%	2/10/24	4,699	5,108
7 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	3,314	3,421
7 Southwest Airlines Co. 2007-1 Pass Through
Trust	6.150%	2/1/24	3,316	3,485

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
7	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	18,091	17,873
7	Spirit Airlines Pass Through Trust 2017-1A	3.650%	2/15/30	15,042	14,320
7	United Airlines 2013-1 Class A Pass Through
	Trust	4.300%	2/15/27	1,232	1,247
					1,301,632
Utilities (0.7%)
	Electric (0.7%)
	AEP Transmission Co. LLC	3.100%	12/1/26	1,735	1,649
	Ameren Illinois Co.	2.700%	9/1/22	2,047	1,990
	Baltimore Gas & Electric Co.	2.800%	8/15/22	950	924
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	4,455	4,325
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	16,200	16,277
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	8,975	8,484
	Commonwealth Edison Co.	3.400%	9/1/21	9,800	9,821
	Commonwealth Edison Co.	2.550%	6/15/26	880	806
	Connecticut Light & Power Co.	5.500%	2/1/19	2,125	2,142
	Duke Energy Florida LLC	4.550%	4/1/20	1,375	1,401
	Duke Energy Florida LLC	3.800%	7/15/28	725	723
	Entergy Arkansas Inc.	3.700%	6/1/24	1,603	1,606
	Entergy Arkansas Inc.	3.500%	4/1/26	10,288	10,112
	Entergy Louisiana LLC	3.300%	12/1/22	1,450	1,429
	Entergy Louisiana LLC	2.400%	10/1/26	5,560	5,015
	Entergy Louisiana LLC	3.120%	9/1/27	9,585	9,031
	Georgia Power Co.	2.400%	4/1/21	9,510	9,250
	Georgia Power Co.	2.850%	5/15/22	2,820	2,746
	PacifiCorp	5.500%	1/15/19	3,000	3,023
	Southern California Edison Co.	3.650%	3/1/28	10,620	10,344
	Southwestern Public Service Co.	3.300%	6/15/24	14,881	14,595
	Virginia Electric & Power Co.	2.950%	1/15/22	8,540	8,420
	Virginia Electric & Power Co.	2.750%	3/15/23	2,515	2,436
					126,549
Total Corporate Bonds (Cost $3,817,124)					3,737,796
Sovereign Bonds (10.1%)
	Asian Development Bank	1.750%	1/10/20	10,000	9,862
12	Avi Funding Co. Ltd.	2.850%	9/16/20	10,950	10,781
12	BNG Bank NV	1.500%	2/15/19	20,500	20,400
12	BNG Bank NV	2.500%	2/28/20	30,000	29,810
12	BNG Bank NV	2.125%	12/14/20	13,001	12,757
	Bermuda	4.854%	2/6/24	12,685	13,189
12	Bermuda	4.854%	2/6/24	3,000	3,131
	CDP Financial Inc.	4.400%	11/25/19	12,455	12,658
12	CDP Financial Inc.	4.400%	11/25/19	30,475	30,961
12	CDP Financial Inc.	3.150%	7/24/24	1,519	1,496
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	2,294	2,265
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	8,000	8,032
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	9,000	9,078
12	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	976
12	Corp Nacional del Cobre de Chile	4.500%	9/16/25	5,900	5,990
	Corp. Andina de Fomento	2.000%	5/10/19	1,080	1,073
	Corp. Andina de Fomento	2.200%	7/18/20	5,734	5,612
	Corp. Andina de Fomento	2.125%	9/27/21	2,000	1,925
	Corp. Andina de Fomento	4.375%	6/15/22	7,611	7,798

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	10,062	10,127
12	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,150	3,162
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	5,000	4,866
	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	23,349	23,850
	Corp. Nacional del Cobre de Chile	4.500%	9/16/25	37,400	38,006
	CPPIB Capital Inc.	1.250%	9/20/19	10,000	9,849
12	CPPIB Capital Inc.	1.250%	9/20/19	20,000	19,691
12	CPPIB Capital Inc.	2.250%	1/25/22	58,500	56,825
[12,14]Development Bank of Japan Inc.		3.125%	9/6/23	12,000	11,843
14	Development Bank of Japan Inc.	2.750%	9/16/25	8,500	8,129
[12,15]Dexia Credit Local SA		1.875%	9/15/21	15,000	14,431
12	Dexia Credit Local SA	2.375%	9/20/22	16,910	16,311
12	Dexia Credit Local SA	3.250%	9/26/23	70,000	69,598
12	Electricite de France SA	4.500%	9/21/28	10,250	10,096
	Emirate of Abu Dhabi	3.125%	10/11/27	14,000	13,225
	Equinor ASA	3.150%	1/23/22	8,000	7,949
	Equinor ASA	2.450%	1/17/23	2,000	1,926
	Equinor ASA	3.700%	3/1/24	7,000	7,052
	European Investment Bank	1.625%	12/15/20	15,000	14,584
	Export-Import Bank of China	3.625%	7/31/24	10,000	9,821
	Export-Import Bank of Korea	2.250%	1/21/20	6,000	5,905
	Export-Import Bank of Korea	5.125%	6/29/20	14,875	15,251
	Export-Import Bank of Korea	4.000%	1/29/21	2,800	2,827
	Export-Import Bank of Korea	2.500%	5/10/21	5,000	4,868
	Export-Import Bank of Korea	1.875%	10/21/21	10,000	9,507
13	Export-Import Bank of Korea	3.210%	1/25/22	10,000	10,062
	Export-Import Bank of Korea	5.000%	4/11/22	7,200	7,503
	Export-Import Bank of Korea	3.000%	11/1/22	2,000	1,949
12	Harvest Operations Corp.	4.200%	6/1/23	8,000	8,100
	Hydro-Quebec	8.050%	7/7/24	470	571
12	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	9,600	9,516
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,250	1,243
14	Japan Bank for International Cooperation	1.750%	11/13/18	3,000	2,998
14	Japan Bank for International Cooperation	1.750%	11/13/18	10,000	9,993
14	Japan Bank for International Cooperation	2.125%	2/7/19	3,000	2,996
14	Japan Bank for International Cooperation	2.250%	2/24/20	29,500	29,202
14	Japan Bank for International Cooperation	2.125%	7/21/20	11,000	10,807
14	Japan Bank for International Cooperation	2.125%	11/16/20	27,100	26,494
14	Japan Bank for International Cooperation	3.125%	7/20/21	29,700	29,614
	Kingdom of Saudi Arabia	2.375%	10/26/21	6,500	6,268
	Kingdom of Saudi Arabia	2.875%	3/4/23	5,060	4,880
13	Korea Development Bank	3.014%	9/19/20	8,850	8,870
	Korea Development Bank	2.500%	1/13/21	6,000	5,878
	Korea Development Bank	4.625%	11/16/21	605	624
	Korea Development Bank	3.375%	3/12/23	30,000	29,499
	Korea East-West Power Co. Ltd.	2.625%	11/27/18	5,350	5,345
12	Korea East-West Power Co. Ltd.	3.875%	7/19/23	23,900	23,867
	KSA Sukuk Ltd.	2.894%	4/20/22	30,480	29,685
12	Nederlandse Waterschapsbank NV	1.875%	3/13/19	2,000	1,992
12	Nederlandse Waterschapsbank NV	1.250%	9/9/19	36,300	35,730
	North American Development Bank	2.300%	10/10/18	4,125	4,124
12	Ontario Teachers’ Cadillac Fairview Properties
	Trust	3.125%	3/20/22	17,690	17,347

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
12	Ontario Teachers’ Cadillac Fairview Properties
	Trust	3.875%	3/20/27	6,600	6,558
12	Ontario Teachers’ Finance Trust	2.750%	4/16/21	45,000	44,500
12	Petronas Capital Ltd.	5.250%	8/12/19	25,750	26,200
	Petronas Capital Ltd.	5.250%	8/12/19	3,991	4,059
	Petronas Capital Ltd.	5.250%	8/12/19	389	396
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	60,870	60,208
	Province of Alberta	1.900%	12/6/19	15,000	14,781
12	Province of Alberta	1.750%	8/26/20	1,650	1,608
	Province of Manitoba	2.100%	9/6/22	2,100	2,003
	Province of Ontario	1.625%	1/18/19	48,000	47,838
	Province of Ontario	4.000%	10/7/19	6,025	6,091
	Province of Ontario	4.400%	4/14/20	24,595	25,084
	Province of Ontario	2.550%	2/12/21	23,500	23,178
11	Province of Quebec	2.483%	9/21/20	20,000	20,060
	Province of Quebec	2.750%	8/25/21	10,150	10,035
	Province of Quebec	2.375%	1/31/22	15,700	15,309
	Province of Quebec	7.500%	7/15/23	2,065	2,421
	Province of Quebec	7.125%	2/9/24	2,674	3,131
	Province of Quebec	2.750%	4/12/27	5,730	5,455
[7,12] Ras Laffan Liquefied Natural Gas Co. Ltd. II		5.298%	9/30/20	263	267
7	Republic of Chile	3.240%	2/6/28	8,605	8,246
	Republic of Korea	7.125%	4/16/19	23,910	24,448
	Republic of Latvia	2.750%	1/12/20	5,260	5,214
	Republic of Lithuania	7.375%	2/11/20	117,326	124,049
	Republic of Lithuania	6.125%	3/9/21	27,055	28,814
	Republic of Lithuania	6.625%	2/1/22	16,300	17,951
	Republic of Poland	6.375%	7/15/19	9,000	9,247
	Republic of Poland	5.125%	4/21/21	10,910	11,415
	Republic of Poland	5.000%	3/23/22	30,437	32,034
	Republic of Poland	4.000%	1/22/24	10,000	10,200
	Republic of Slovenia	5.500%	10/26/22	3,385	3,621
	Republic of Slovenia	5.250%	2/18/24	18,841	20,333
	Sinopec Group Overseas Development 2013
	Ltd.	4.375%	10/17/23	4,600	4,668
	Sinopec Group Overseas Development 2014
	Ltd.	4.375%	4/10/24	7,100	7,199
	Sinopec Group Overseas Development 2015
	Ltd.	2.500%	4/28/20	6,000	5,908
12	Sinopec Group Overseas Development 2017
	Ltd.	2.375%	4/12/20	9,000	8,840
12	Sinopec Group Overseas Development 2018
	Ltd.	4.250%	9/12/28	17,767	17,498
12	Slovak Republic	4.375%	5/21/22	2,500	2,590
	State of Israel	4.000%	6/30/22	1,170	1,191
	State of Israel	2.875%	3/16/26	17,255	16,320
	State of Israel	3.250%	1/17/28	2,918	2,803
	State of Kuwait	2.750%	3/20/22	6,563	6,403
	State of Qatar	6.550%	4/9/19	22,000	22,404
	State of Qatar	5.250%	1/20/20	25,100	25,749
	State of Qatar	4.500%	4/23/28	9,000	9,264
12	Temasek Financial I Ltd.	2.375%	1/23/23	2,000	1,916
12	Temasek Financial I Ltd.	3.625%	8/1/28	20,000	19,900
Total Sovereign Bonds (Cost $1,685,330)					1,670,057

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.1%)
California GO	6.200%	3/1/19	3,025	3,068
California GO	6.200%	10/1/19	170	176
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.995%	7/1/20	2,250	2,249
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-EGSL	3.220%	2/1/21	217	218
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-ELL	3.450%	2/1/22	668	668
Regents of the University of California Revenue	3.063%	7/1/25	3,430	3,329
Total Taxable Municipal Bonds (Cost $9,870)				9,708

			Shares
Temporary Cash Investments (1.9%)
Money Market Fund (1.6%)
16 Vanguard Market Liquidity Fund, 2.209%			2,681,822	268,182

			Face
			Amount
			($000)
Commercial Paper (0.3%)
17 JP Morgan Securities LLC	2.344%	1/28/19	50,390	49,964
Total Temporary Cash Investments (Cost $318,183)				318,146
Total Investments (102.5%) (Cost $17,286,848)				16,950,538
Other Assets and Liabilities (-2.5%)
Other Assets				1,876,145
Liabilities				(2,300,166)
				(424,021)
Net Assets (100%)
Applicable to 738,050,770 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				16,526,517
Net Asset Value Per Share				$22.39

Institutional Intermediate-Term Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	16,682,356
Affiliated Issuers	268,182
Total Investments in Securities	16,950,538
Investment in Vanguard	772
Receivables for Investment Securities Sold	1,789,189
Receivables for Accrued Income	82,033
Variation Margin Receivable—Futures Contracts	246
Variation Margin Receivable—CC Swap Contracts	5
Unrealized Appreciation—OTC Swap Contracts	92
Other Assets	3,808
Total Assets	18,826,683
Liabilities
Payables for Investment Securities Purchased	2,298,326
Payables to Vanguard	1,282
Variation Margin Payable—Futures Contracts	16
Variation Margin Payable—CC Swap Contracts	120
Unrealized Depreciation—OTC Swap Contracts	422
Total Liabilities	2,300,166
Net Assets	16,526,517

Institutional Intermediate-Term Bond Fund

At September 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	17,051,795
Undistributed Net Investment Income	99
Accumulated Net Realized Losses	(189,482)
Unrealized Appreciation (Depreciation)
Investment Securities	(336,310)
Futures Contracts	(236)
Swap Contracts	651
Net Assets	16,526,517

• See Note A in Notes to Financial Statements.
1 Securities with a value of $3,051,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $3,973,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3 Securities with a value of $4,097,000 have been segregated as initial margin for open cleared swap contracts.
4 U.S. government-guaranteed.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
September 30, 2018.
9 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
10 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
11 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
12 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate value of these securities was $2,248,334,000, representing 13.6% of net assets.
13 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
14 Guaranteed by the Government of Japan.
15 Guaranteed by multiple countries.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
17 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2018, the value of this security was $49,964,000, representing 0.3% of net assets.
GO—General Obligation Bond.
CC—Centrally Cleared
OTC—Over-the-Counter

Institutional Intermediate-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U. S. Treasury Note	December 2018	3,576	753,586	(1,124)
5-Year U. S. Treasury Note	December 2018	1,862	209,431	26
10-Year U.S. Treasury Note	December 2018	713	84,691	(73)
30-Year U.S. Treasury Bond	December 2018	33	4,637	(1)
				(1,172)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2018	(1,105)	(139,230)	826
Ultra Long U.S. Treasury Bond	December 2018	(29)	(4,474)	110
				936
				(236)

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/
Moody’s Rating
America Movil /A3	6/20/23	BARC	6,200	1.000	(64)	106	42
People’s Republic of
China/A3	12/20/23	GSI	4,200	1.000	85	(77)	8
Republic of Chile/Aa3	12/20/23	CITNA	1,700	1.000	44	(38)	6
Republic of Chile/Aa3	12/20/23	BOANA	13,700	1.000	354	(318)	36
					419	(327)	92

Institutional Intermediate-Term Bond Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)[1]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
EI du Pont de
Nemours & Co.	12/20/20	JPMC	4,015	(1.000)	(78)	43	(35)
State of Qatar	6/20/22	BOANA	4,080	(1.000)	(85)	(37)	(122)
State of Qatar	6/20/22	CITNA	7,920	(1.000)	(165)	(70)	(235)
Wells Fargo & Co.	9/20/20	BOANA	3,740	(1.000)	(61)	31	(30)
					(389)	(33)	(422)
					30	(360)	(330)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

At September 30, 2018, the counterparties had deposited in a segregated account cash of $410,000 in connection with open open over-the-counter swap contracts.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid) [3]	Value	(Depreciation)
Termination Date	Date[1]	($000)	(%)	(%)	($000)	($000)
12/19/19	12/19/18	35,195	2.500	(0.000)	(151)	(12)
12/21/20	12/19/18	1,802	(2.750)	0.000	11	2
12/20/21	12/19/18	59,380	(2.750)	0.000	605	96
12/19/22	12/19/18	84,428	(2.750)	0.000	1,137	222
12/19/23	12/19/18	52,728	(2.750)	0.000	876	179
12/19/25	12/19/18	83,890	(2.750)	0.000	1,981	494
					4,459	981

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Fixed interest payment received/paid semiannually.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

Year Ended
September 30, 2018
($000)
Investment Income
Income
Interest[1]	370,485
Total Income	370,485
Expenses
The Vanguard Group—Note B
Investment Advisory Services	462
Management and Administrative	2,221
Marketing and Distribution	127
Custodian Fees	103
Auditing Fees	49
Trustees’ Fees and Expenses	8
Total Expenses	2,970
Net Investment Income	367,515
Realized Net Gain (Loss)
Investment Securities Sold[1]	(99,893)
Futures Contracts	(54,035)
Swap Contracts	910
Realized Net Gain (Loss)	(153,018)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(330,384)
Futures Contracts	4,940
Swap Contracts	991
Change in Unrealized Appreciation (Depreciation)	(324,453)
Net Increase (Decrease) in Net Assets Resulting from Operations	(109,956)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,414,000, ($19,000), and ($106,000). Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	367,515	245,206
Realized Net Gain (Loss)	(153,018)	(34,873)
Change in Unrealized Appreciation (Depreciation)	(324,453)	(150,985)
Net Increase (Decrease) in Net Assets Resulting from Operations	(109,956)	59,348
Distributions
Net Investment Income	(367,615)	(245,776)
Realized Capital Gain[1]	—	(94,306)
Total Distributions	(367,615)	(340,082)
Capital Share Transactions
Issued	3,428,096	4,450,553
Issued in Lieu of Cash Distributions	367,615	340,082
Redeemed	(897,177)	(225,161)
Net Increase (Decrease) from Capital Share Transactions	2,898,534	4,565,474
Total Increase (Decrease)	2,420,963	4,284,740
Net Assets
Beginning of Period	14,105,554	9,820,814
End of Period[2]	16,526,517	14,105,554

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $47,560,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $99,000 and $251,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

				June 19,
				2015[1] to
	Year Ended September 30,
For a Share Outstanding				Sept. 30,
Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period[1]	$23.12	$23.79	$23.46	$23.36
Investment Operations
Net Investment Income	. 561[2]	.462 [2]	.473	.126
Net Realized and Unrealized Gain (Loss) on Investments	(.736)	(.470)	.383	.101
Total from Investment Operations	(.175)	(. 008)	. 856	. 227
Distributions
Dividends from Net Investment Income	(. 555)	(. 454)	(. 473)	(.127)
Distributions from Realized Capital Gains	—	(.208)	(.053)	—
Total Distributions	(. 555)	(. 662)	(. 526)	(.127)
Net Asset Value, End of Period	$22.39	$23.12	$23.79	$23.46

Total Return	-0.75%	0.01%	3.70%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,527	$14,106	$9,821	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%[3]
Ratio of Net Investment Income to Average Net Assets	2.48%	1.99%	2.02%	1.92%[3]
Portfolio Turnover Rate [4]	182%	253%	251%	45%

1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Includes 67%, 111%, 67%, and 12% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented 9% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Institutional Intermediate-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypoth-ecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination.

Institutional Intermediate-Term Bond Fund

The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. At September 30, 2018, counterparties had deposited in segregated accounts securities with a value of $1,445,000 and cash of $1,420,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-

Institutional Intermediate-Term Bond Fund

roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $772,000, representing 0.00% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Institutional Intermediate-Term Bond Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,597,594	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,617,237	—
Corporate Bonds	—	3,737,796	—
Sovereign Bonds	—	1,670,057	—
Taxable Municipal Bonds	—	9,708	—
Temporary Cash Investments	268,182	49,964	—
Futures Contracts—Assets[1]	246	—	—
Futures Contracts—Liabilities[1]	(16)	—	—
Swap Contracts—Assets	51	92	—
Swap Contracts—Liabilities	(120)[1]	(422)	—
Total	268,297	16,682,026	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	246	—	246
Variation Margin Receivable—CC Swap Contracts	5	—	5
Unrealized Appreciation—OTC Swap Contracts	—	92	92
Total Assets	251	92	343

Variation Margin Payable—Futures Contracts	(16)	—	(16)
Variation Margin Payable—CC Swap Contracts	(120)	—	(120)
Unrealized Depreciation—OTC Swap Contracts	—	(422)	(422)
Total Liabilities	(136)	(422)	(558)

Institutional Intermediate-Term Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2018, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(54,035)	—	(54,035)
Swap Contracts	681	229	910
Realized Net Gain (Loss) on Derivatives	(53,354)	229	(53,125)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	4,940	—	4,940
Swap Contracts	1,002	(11)	991
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,942	(11)	5,931

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	—
Undistributed (Overdistributed) Net Investment Income	(52)
Accumulated Net Realized Gains (Losses)	52

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and swap agreements. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,236
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(189,718)
Net Unrealized Gains (Losses)	(335,659)

* The fund used capital loss carryforwards of $41,023,000 to offset taxable capital gains realized during the year ended September 30, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

Institutional Intermediate-Term Bond Fund

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	17,286,487
Gross Unrealized Appreciation	21,277
Gross Unrealized Depreciation	(356,936)
Net Unrealized Appreciation (Depreciation)	(335,659)

F. During the year ended September 30, 2018, the fund purchased $5,466,038,000 of investment securities and sold $2,827,354,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $24,525,400,000 and $23,448,839,000, respectively. Total purchases and sales include $2,701,937,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	150,754	192,265
Issued in Lieu of Cash Distributions	16,255	14,746
Redeemed	(39,041)	(9,687)
Net Increase (Decrease) in Shares Outstanding	127,968	197,324

H. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Institutional
Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities and statements of net assets of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (two of the funds constituting Vanguard Malvern Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Institutional Short-Term Bond Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 60.6% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Institutional Intermediate-Term Bond Fund

This information for the fiscal year ended September 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 77.9% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2018	9/30/2018	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$1,009.20	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,004.10	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.97	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.97	$0.10

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Institutional Short-Term Bond Fund Institutional Plus Shares, 0.02%, and for the Institutional Intermediate-Term Bond Fund Institutional Plus Shares, 0.02%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–3 Year Government/Credit ex Baa Index and Bloomberg Barclays U.S. Intermediate Aggregate ex Baa Index (Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Institutional Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Institutional Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Institutional Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Institutional Bond Funds or the owners of the Institutional Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Institutional Bond Funds. Investors acquire the Institutional Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Institutional Bond Funds. The Institutional Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Institutional Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Institutional Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Institutional Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Institutional Bond Funds The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Institutional Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INSTITUTIONAL BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
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calling Vanguard at 800-662-2739. The guidelines are
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addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
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You can review and copy information about your fund at
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copies of this information, for a fee, by sending a
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4720 112018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2018: $306,000
Fiscal Year Ended September 30, 2017: $322,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2018: $9,734,277
Fiscal Year Ended September 30, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing
Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2018: $5,581,336
Fiscal Year Ended September 30, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and
Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard
Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2018: $0
Fiscal Year Ended September 30, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2018: $347,985
Fiscal Year Ended September 30, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

/s/ MORTIMER J. BUCKLEY*
BY:	MORTIMER J. BUCKLEY CHIEF EXECUTIVE OFFICER

Date: November 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS
/s/ MORTIMER J. BUCKLEY *
BY:	MORTIMER J. BUCKLEY CHIEF EXECUTIVE OFFICER

Date: November 16, 2018

VANGUARD MALVERN FUNDS
/s/ THOMAS J. HIGGINS*
BY:	THOMAS J. HIGGINS CHIEF FINANCIAL OFFICER

Date: November 16, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.